                                                                   Exhibit 10.72

                                                               COUNTERPART NO. 2


===============================================================================


                            AIRCRAFT LEASE AGREEMENT
                          dated as of November 29, 1995

                                     between

                      WILMINGTON TRUST COMPANY, not in its
                    individual capacity but solely as Trustee
                   f/b/o ITOCHU AirLease (Europe) Limited and
                       Marubeni Airleasing (U.K.) Limited,

                                     Lessor

                                       and

                              ALOHA AIRLINES, INC.,

                                     Lessee

                           One Boeing 737-25A Aircraft

===============================================================================

 THIS LEASE HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS, OF WHICH THERE IS ONE COUNTERPART DESIGNATED AS "COUNTERPART NO. 1 - CHATTEL PAPER ORIGINAL" AND ALL OTHER COUNTERPARTS SHALL BE DESIGNATED WITH NUMBERS OTHER THAN 1. TO THE EXTENT THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED OR PERFECTED BY POSSESSION OF ANY COUNTERPART OF THIS LEASE OTHER THAN SAID COUNTERPART NO. 1.

                                                              COUNTERPART NO. 7




================================================================================


                            AIRCRAFT LEASE AGREEMENT
                          dated as of November 29, 1995


                                     between

                      WILMINGTON TRUST COMPANY, not in its
                    individual capacity but solely as Trustee
                   f/b/o ITOCHU AirLease (Europe) Limited and
                       Marubeni Airleasing (U.K.) Limited,

                                     Lessor

                                       and

                              ALOHA AIRLINES, INC.,

                                     Lessee


                           One Boeing 737-25A Aircraft

================================================================================


 THIS LEASE HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS, OF WHICH THERE IS ONE COUNTERPART DESIGNATED AS "COUNTERPART NO. 1 - CHATTEL PAPER ORIGINAL" AND ALL OTHER COUNTERPARTS SHALL BE DESIGNATED WITH NUMBERS OTHER THAN 1. TO THE EXTENT THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED OR PERFECTED BY POSSESSION OF ANY COUNTERPART OF THIS LEASE OTHER THAN SAID COUNTERPART NO. 1.

                               Table of Contents
                               -----------------

                                                                         Page
                                                                         ----
 Section 1.              Definitions . . . . . . . . . . . . . . .          1

 Section 2.              Lease and Conditions . . . . . . . . . . .         9

 Section 3.              Delivery and Acceptance; Term . . . . . .         14

 Section 4.              Rent . . . . . . . . . . . . . . . . . .          15

 Section S.              Representations and Warranties . . . . .          17

 Section 6.              Possession and Use; Registration . . . .          24

 Section 7.              Information . . . . . . . . . . . . . . .         33

 Section 8.              Covenants of Lessee . . . . . . . . . . .         35

 Section 9.              Replacement of Parts; Alterations,
                         Modifications and Additions . . . . . . .         37

 Section 10.             General Tax Indemnity . . . . . . . . . .         40

 Section 11.             Casualty Occurrences . . . . . . . . . . .        47

 Section 12.             Insurance . . . . . . . . . . . . . . . .         51

 Section 13.             Indemnification . . . . . . . . . . . . . .       56

 Section 14.             Liens . . . . . . . . . . . . . . . . . .         58

 Section 15.             Perfection of Title and Further
                         Assurances . . . . . . . . . . . . . . .          59

 Section 16.             Return of Aircraft and Records . . . . . .        60

 Section 17.             Events of Default . . . . . . . . . . . .         67

 Section 18.             Remedies . . . . . . . . . . . . . . . .          69

 Section 19.             Alienation . . . . . . . . . . . . . . .          73

 Section 20.             Miscellaneous . . . . . . . . . . . . . .         75

 Section 21.             Security Deposit . . . . . . . . . . . . .        81

 EXHIBITS

    Exhibit A            -      Schedule and Description of Aircraft

    Exhibit B-1          -      Aircraft Documents on the Delivery Date

    Exhibit B-2          -      Aircraft Documents on the Return Occasion

    Exhibit C-1          -      Financial Information

    Exhibit C-2          -      Definitions and Values

    Exhibit D            -      Lease Supplement

    Exhibit E            -      Return Condition Requirements

    Exhibit F            -      Lessee's Counsel Opinion

    Exhibit G            -      Approved Insurance Broker Report

    Exhibit H            -      Insurance Special Provisions

    Exhibit I            -      Form of Redelivery Acknowledgment

    EXHIBIT J            -      Monthly Aircraft Utilization and
                                Status Report

    EXHIBIT K            -      List of Documents to Be Supplied Annually

                                                           RECORDED

                                                Federal Aviation Administration

                                               Date  1-25-96     Time  3:38 PM
                                                   ----------       ----------
                                               Conveyance Number    II004730
                                                                  ------------
                                               By  /s/ Donna Jennings
                                               -------------------------------
                                                    Conveyances Examiner


                            AIRCRAFT LEASE AGREEMENT


                   THIS AIRCRAFT LEASE AGREEMENT, dated as of November 29, 1995 (the "Lease") , between (1) WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K.) Limited (Wilmington Trust Company, in such capacity, is herein called "Lessor") , and (2) Aloha Airlines, Inc., a corporation organized under the laws of Hawaii (herein called "Lessee").

                   WHEREAS, Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee the aircraft described herein upon and subject to the terms and conditions of this Lease;

                   NOW, THEREFORE, In consideration of the mutual promises, covenants, terms and conditions contained herein, Lessor and Lessee agree as follows:

                   Section 1. DEFINITIONS.

                   The following terms shall have the following respective meanings for all purposes of this Lease Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                   AFFILIATE shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

                   AIRCRAFT shall mean the Airframe together with (i) the Engines, whether or not installed on the Aircraft, (ii) all Parts, (iii) spare parts or ancillary equipment or devices' furnished with the Aircraft under this Lease, (iv) all Aircraft Documents, and (v) all substitutions, replacements and renewals of any and all thereof.

                   AIRCRAFT DOCUMENTS shall mean, as applicable, the items identified on Exhibit B-1 hereto provided to Lessee on the Delivery Date and Exhibit B-2 hereto provided to Lessor on the Return Occasion, all of which shall be maintained in the English language.

                   AIRCRAFT MAINTENANCE MANUAL shall mean the aircraft maintenance manual which constitutes part of the Maintenance Program.

                  AIRFRAME shall mean (a) the aircraft described on Exhibit A, but not including any Engine installed thereon, and (b) any and all Parts so long as the same shall be incorporated or installed on or attached to the Airframe, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 9, after removal from the Airframe.

                  APPROVED INSURANCE BROKER shall mean any reputable insurance broker of internationally recognized responsibility and standing specializing in aircraft insurance.

                  APPROVED INSURER shall mean any reputable insurance company or insurance broker of internationally recognized responsibility and standing specializing in aircraft insurance.

                  APU shall mean the auxiliary power unit.

                  BASIC RENT shall mean the rent for the Aircraft specified on Exhibit C-1 and payable throughout the Term for the Aircraft pursuant to
 Section 4(a).

                  BASIC RENT PAYMENT DATE shall have the meaning set forth in Exhibit C-1 hereto.

                  BUSINESS DAY shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Delaware, Hawaii, New York, London or Dublin are authorized or required by law to be closed.

                  C CHECK is defined in the Maintenance Program and equivalent to a "C" Check as defined in Boeing's "B737-200 Maintenance Planning Data" Doc. D6-17594. A "C" Check is currently performed at 3,000 Flight Hour intervals.

                  CASUALTY OCCURRENCE shall mean any of the following events with respect to the Aircraft, Airframe or any Engine: (a) loss of such property or its use due to theft or disappearance for a period in excess of sixty (60) consecutive days, or any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use by Lessee for any reason whatsoever; (b) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or on the basis of a compromised or constructive total loss, (c) the condemnation, confiscation, appropriation or seizure of title, or requisition of title to such property; (d) the appropriation or seizure of the use of such property by or on the authority of any Governmental Entity or purported Governmental Entity, which in any such case shall have resulted in the loss of possession thereof by Lessee for a period in excess of one hundred eighty (180) consecutive days (or for such shorter period ending on the date which is seven (7) days from the date of receipt of an insurance settlement with respect to such property on the basis of a total loss); or (e) prohibition under any applicable Law of the use of the Aircraft for commercial transportation of passengers for a period of six
 (6) months.

                  CASUALTY VALUE shall mean the value as specified on Exhibit C-1 hereto.

                  CERTIFIED AIR CARRIER shall mean a United States "air carrier" within the meaning of Section 40102(a)(2) of the Federal Aviation Act engaged in regularly scheduled air transportation of passengers who is a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Act holding a certificate of public convenience and necessity issued by the FAA pursuant to the Federal Aviation Act or by a similar authority under legislation hereafter enacted.

                  CLAIMS shall have the meaning set forth in Section 13.

                  CODE shall mean the United States Internal Revenue Code of 1986, as amended, and any successor thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

                  COMMONLY CONTROLLED PERSON shall mean any trade or business, whether or not incorporated, which is at any relevant time a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) or affiliated service group (within the meaning of Section 414(m) or (o) of the Code) as, or under common control (within the meaning of Section 414(c) of the Code) with, Lessee.

                  CYCLE shall mean a cycle commencing each time the wheels of the Airframe (or any other airframe on which an Engine or Part is installed, but only insofar as the calculation of Cycles is required with reference to the relevant Engine or Part) leave the ground on take-off and finishing when the wheels of such Airframe (or any other airframe on which such Engine or Part is installed) touch the ground in landing.

                  D CHECK is defined in the Maintenance Program and is equivalent to a "D Check" or "heavy structural inspection" as defined in "Boeing's B737-200 Maintenance Planning Data" Doc. D6-17594. A "D" Check is currently performed at 12,000 Flight Hour intervals.

                  DEFAULT shall mean an Event of Default or event which would constitute an Event of Default but for the lapse of time or the giving of notice or both.

                  DELIVERY DATE shall mean the date on which the Aircraft is delivered to and accepted by Lessee for purposes of this Lease.

                  DELIVERY LOCATION shall mean the location specified on Exhibit C-2 hereto for the delivery of the Aircraft by Lessor to Lessee.

                  DETAILED SPECIFICATIONS means the detailed specifications number D6-32410-181 Revision C dated December 1, 1987 relating to the Aircraft to be provided to Lessor on or before the Effective Date.

                  DOLLARS shall mean lawful currency of the United States of America.

                  ENGINE shall mean any engine installed on or furnished with the Aircraft on the Delivery Date, such engine being identified as to manufacturer and type on Exhibit A hereto and which will be further identified as to manufacturer serial number in the Lease Supplement, and any Replacement Engine which may from time to time be substituted therefor pursuant to Section 11; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto remains vested in Lessor in accordance with the terms of Section 9 after removal from such engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted, such replaced engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder.

                 EQUIPMENT shall mean the Airframe, each Engine and the Aircraft Documents.

                  ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time.

                  ESTIMATED DELIVERY DATE shall mean the date specified on Exhibit C-2 hereto, which the. parties anticipate to be the Delivery Date.

                  EVENT OF DEFAULT shall have the meaning specified in any one or more clauses in Section 17.

                   EXPIRATION DATE shall mean the date specified in the Lease Supplement for expiration of the Term.

                   FAA shall mean the Federal Aviation Administration of the United States Department of Transportation or any successor.

                   FEDERAL AVIATION ACT shall mean Subtitle VII, Part A of Title 49 of the United States Code, as amended.

                   FINAL INSPECTION shall have the meaning set forth in Section 16(b).

                   FLIGHT HOUR shall mean each hour and any fractional portion of an hour which elapses from the time the wheels of the Airframe (or any other airframe on which an Engine or Part is installed, but only insofar as the calculation of Flight Hours is required with reference to the relevant Engine or Part) leave the ground on take-off to the time when the wheels of such Airframe (or any other airframe on which such Engine or Part is installed) touch the ground on landing.

                   GOVERNMENTAL ENTITY shall mean any federal, state, municipal or other governmental department, commission, board, bureau, court, legislature, agency, instrumentality or authority, domestic or foreign.

                   INDEMNITEE shall mean Wilmington Trust Company in its individual capacity, Lessor, each Beneficiary, each Lender and, in each case their respective Affiliates, officers, directors, shareholders, agents and employees and their respective successors and assigns.

                   ITEM means the Aircraft or Airframe or any Engine in each case including Parts constituting a part of any thereof.

                   LAW shall mean and include (i) any statute, decree, constitution, regulation, order, judgment or other directive of any Governmental Entity; (ii) any treaty, pact, compact or other agreement to which any Governmental Entity is a signatory or party; (iii) any judicial or administrative interpretation or application of any Law described in (i) or
 (ii) above; and (iv) any amendment or revision of any Law described in (i),
 (ii) or (iii) above.

                   LEASE SUPPLEMENT shall mean the Lease Supplement, substantially in the form of Exhibit D hereto, entered into between Lessor and Lessee.

                   LENDER shall mean each Person who now or hereafter makes a loan to the Lessor or any Beneficiary or otherwise finances the Beneficiaries' interest in the Aircraft and for whose benefit Lessor grants a security interest in the Aircraft and the Lease.

                  LESSOR'S LIENS shall mean Liens arising as a result of (i) claims against Lessor or any Beneficiary not related to the transactions contemplated by this Lease; or (ii) acts of Lessor or any Beneficiary, not contemplated and expressly permitted under this Lease; or (iii) Taxes imposed against Lessor which are not indemnified against by Lessee pursuant to Section 10; or (iv) claims against Lessor arising out of the voluntary transfer by Lessor of all or any part of its interests in the Aircraft or this Lease, other than a transfer pursuant to Section 11 or 18 hereof.

                  LIBOR shall mean the offered rate (rounded up to the nearest 1/32 of one percent) for deposits in Dollars for six-month periods which appear on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two
 (2) Business Days preceding that date for which LIBOR is being determined. If at least two (2) such offered rates appear on the Telerate Page 3750, the rate will be the arithmetic mean of such offered rates (rounded up to the nearest 1/32 of one percent).

                  LIEN shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim.

                  MAINTENANCE PROGRAM shall mean an FAA approved maintenance program as in effect from time to time for the Aircraft encompassing scheduled maintenance, condition monitored maintenance and on-condition maintenance of the Airframe, Engines and components of the Aircraft in accordance with the Manufacturer's maintenance planning document. Upon request by Lessor or any Beneficiary a copy of such Maintenance Program shall be made available to Lessor or such Beneficiary.

                  MORTGAGE CONVENTION shall mean the Convention for the International Recognition of Rights in Aircraft, signed (ad referendum) at Geneva, Switzerland, on June 19, 1948, and amended from time to time, but excluding the terms of any adhesion thereto or ratification thereof containing reservations to which the United States of America does not accede.

                  OPERATIVE DOCUMENTS shall mean this Lease, the Lease Supplement, the Trust Agreement and the Supplemental Agreement.

                  PARTS shall mean all appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), which may now or from time to time be incorporated or installed in or attached to the Airframe or any Engine. Except as otherwise set forth herein, at such time as a replacement part shall be substituted for a Part in accordance with Section 9 hereof, the Part so removed shall cease to be a Part hereunder.

                  PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Part IV of ERISA, and any successor thereof.

                  PERSON shall mean and include any individual person, corporation, partnership, limited liability company, firm, joint stock company, joint venture, trust, estate, unincorporated organization, association or Governmental Entity.

                  PLAN shall mean any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained or contributed to at any time, or required to be contributed to, by Lessee or any Commonly Controlled Person.

                  REMOVABLE PART shall have the meaning set forth in Section
 9(b).

                  RENT shall mean Basic Rent and Supplemental Rent, collectively.

                  REPLACEMENT ENGINE shall mean an engine of the same manufacturer and model and having not less than equivalent value, utility, modification and remaining warranty status as the Engine it is intended to replace under Section 11(b) hereof, or, at Lessee's option, an engine of the same manufacturer as such Engine but of an improved model, and otherwise of not less than equivalent value and utility and suitable for installation and use on the Airframe without impairing the value or utility of the Airframe.

                  RETURN OCCASION shall mean the event that occurs when possession of the Aircraft is returned from Lessee to Lessor at the end of the Term of this Lease or upon Lessor taking possession pursuant to Section 18.

                  SUPPLEMENTAL RENT shall mean any and all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay hereunder, including without limitation (i) any payment of Casualty Value; (ii) any payment of indemnity required by Sections 10 or 13 hereof; and (iii) to the extent permitted by applicable Law, interest at the Overdue Rate (all computations of interest at the Overdue Rate under this Lease to be made on the basis of a 360-day year for the actual number of days elapsed) calculated on any Rent not paid when due hereunder until the same is paid.

                  TAXES shall mean any and all sales, use, business, gross income, personal property, transfer, fuel, leasing, occupational, value added, excess profits, excise, gross receipts, franchise, stamp, income, levies, imposts, withholdings or other taxes or duties of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed, together with any penalties, fines, charges or interest thereon.

                  TELERATE PAGE 3750 shall mean the display page so designed on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying comparable rates).

                  TERM shall mean the term of this Lease specified in the Lease Supplement hereto.

                  WET LEASE shall mean any arrangement whereby Lessee agrees to operate the Aircraft under a contractual arrangement with a third party pursuant to which no rights to any aircraft specifically identified by serial number or registration number are granted to such third party and pursuant to which the Aircraft (i) remains at all times under the sole and complete operational control of Lessee, (ii) shall be operated solely by cockpit crew employed by Lessee possessing all current certificates and licenses required by applicable Laws and (iii) shall be maintained by Lessee in accordance with all the provisions of the Lease including, but not limited to, Sections 6(d) and 12 (it being understood and agreed by Lessor and Lessee that any Wet Lease shall, by its terms, be in all cases subject and subordinate to this Lease).

                  The terms SECURITY DEPOSIT, SECURITY DEPOSIT ADIUSTMENT and SECURITY LETTER OF CREDIT shall have the meanings set forth in Exhibit C-1 hereto.

                  The terms ASSIGNMENT AGREEMENT, ASSIGNMENT AGREEMENT N685MA, BENEFICIARY, BENEFICIARY'S ADDRESS, DEDUCTIBLE AMOUNT, DELIVERY LOCATION, ENGINE MANUFACTURER, ESTIMATED DELIVERY DATE, LAST BASIC RENT PAYMENT DATE, LEASE IDENTIFICATION, LESSEE'S ADDRESS, LESSOR'S ADDRESS, MANUFACTURER, OTHER LEASE, OVERDUE RATE, PAYMENT LOCATIONS, PERMITTED JURISDICTION, PERMITTED SUBLESSEES, PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE, RETURN LOCATION, SUPPLEMENTAL AGREEMENT, TRUST AGREEMENT and TRUSTEE shall have the meanings set forth on Exhibit C-2 hereto.

                   Section 2. LEASE AND CONDITIONS.

                   (a) Lessor hereby agrees to lease the Aircraft to Lessee, and Lessee hereby agrees to lease the Aircraft from Lessor, on the terms and conditions of this Lease, as supplemented by the Lease Supplement.

                   (b) Lessor's obligation to lease the Aircraft hereunder to Lessee shall be subject to the satisfaction of the following conditions precedent, in each case subject to the reasonable satisfaction of Lessor and each Beneficiary:

                   (i)    the absence of any Default hereunder;

                  (ii) the absence of any material adverse change in Lessee's financial condition or in Lessee's ability to carry on its business from September 30, 1995 to the Delivery Date;

                 (iii) the absence of any default or event of default by Lessee under any aircraft lease or obligation for the payment of borrowed money to which the Lessee is a party;

                  (iv) no action or proceeding shall be pending nor shall any governmental action be threatened before any court or governmental agency of competent jurisdiction, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency, to set aside, restrain, enjoin or prevent the completion and consummation of this Lease or any other Operative Documents or the transactions contemplated hereby or thereby;

                   (v) receipt of every consent, approval or authorization of, and the giving of every notice to, any third party that is required in order to execute and deliver this Lease and to perform the transactions contemplated hereby and each such consent, approval or authorization shall be valid and effective and shall not have been revoked;

                  (vi) receipt of the approval of the Board of Directors of each Beneficiary and any other Affiliate of each Beneficiary as such Beneficiary, in its sole discretion, deems necessary;

                  (vii) receipt by Lessor and each Beneficiary of the following documents on or before the Delivery Date, all of which shall be reasonably satisfactory in form and substance to Lessor and each
      Beneficiary:

                           (1) a Lease Supplement in the form of Exhibit D, duly authorized, executed and delivered by Lessee, and effective as of the Delivery Date of the Aircraft;

                           (2) a certified copy of the resolutions of the Board of Directors of Lessee evidencing due authority of Lessee for the execution, delivery and performance of this Lease, the Lease Supplement and all other documents related hereto or thereto, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessee;

                           (3) a favorable opinion of Lessee's counsel, dated the Delivery Date, substantially in the form as set forth on Exhibit F hereto and of special aviation counsel, dated the Delivery Date, in form and scope acceptable to Lessor and the Beneficiaries;

                          (4) a certificate signed by a duly authorized officer of Lessee, dated the Delivery Date, stating that: (i) the representations and warranties contained' in Section 5(d) hereof are true and accurate on and as of such date as though made on and as of such time; (ii) no event has occurred and is continuing, or would result from the lease of the Aircraft, which constitutes a Default; and (iii) since September 30, 1995 there has not occurred any material adverse change in Lessee's financial condition or in Lessee's ability to carry on its business;

                           (5) an opinion or report, dated the Delivery Date, signed by an Approved Insurance Broker or Approved Insurer as to the due compliance with the insurance provisions of Section 12 hereof with respect to the Aircraft, substantially in the form as set forth on Exhibit G hereto;

                           (6) certificates of an Approved Insurance Broker evidencing the insurance as required by Section 12 hereof together with such special provisions as set forth on Exhibit H hereto;

                           (7) certified copies of all necessary consents from any Governmental Entities or such other Persons as to the transactions contemplated by this Lease;

                           (8) such financial information concerning Lessee and other documents and matters incidental to any of the foregoing as Lessor or any Beneficiary may reasonably request; and

                           (9) a duly executed original of the Security Letter of Credit.

           (vii) the Lease, the Lease Supplement, an application for registration of the Aircraft on AC Form 8050-1 in the name of the Trustee, the Trust Agreement, and the affidavit of citizenship of the Trustee shall have been duly filed for recordation (or shall be in the process of being so fully filed for recordation) with the FAA pursuant to the Federal Aviation Act and precautionary UCC filings with respect to the Lease shall have been duly executed and delivered and shall have been duly filed in Hawaii and all places in which such filings are necessary or advisable to establish and perfect Trustee's right, title and interest in the Equipment.

                   (c) Lessee's obligation to lease the Aircraft hereunder from Lessor shall be conditional upon (i) the receipt by Lessee of a certified copy of the resolutions of the Board of Directors of Lessor evidencing due authority of Lessor for the execution, delivery and performance of the Trust Agreement and this Lease and all other documents related thereto, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessor, (ii) the receipt by Lessee of certification by Lessor to the effect that Lessor's representations and warranties herein are true as at the Delivery Date, and (iii) the continued effectiveness of the registration of the Aircraft with the FAA.

                   (d) Lessee's obligation to lease the Aircraft hereunder from Lessor shall also be conditioned upon the Aircraft being delivered to Lessee in the following condition:

                           (1) The Aircraft shall be airworthy and in good operating condition with all of the Aircraft equipment, components and systems;

                           (2) The Aircraft shall be clean;

                           (3) The Aircraft shall meet the requirements for airworthiness certification by the FAA;

                           (4) A borescope of the Engines and the inspection of the APU in accordance with the Manufacturer's or APU manufacturer's recommendation shall have been performed at the direction of Lessee but under the control and at the cost of the Beneficiaries, and any discrepancies discovered in connection therewith shall have been corrected;

                           (5) Lessor shall, in cooperation with the Beneficiaries, retain a flight crew at competitive market rates to conduct a functional check flight, not to exceed two hours (the "Acceptance Flight"), to demonstrate the airworthiness of the Aircraft and proper functioning of all systems and components. At all times during such Acceptance Flight, the flight crew shall be under the direction of the Beneficiaries and the Beneficiaries shall be in command of the Aircraft. The Acceptance Flight shall be conducted after the conclusion of Lessee's ground inspection and technical acceptance of the Aircraft on the Delivery Date, PROVIDED, HOWEVER, that such technical inspection shall be subject to the satisfactory completion of the Acceptance Flight, as provided below. If, during the Acceptance Flight, no discrepancy or malfunction is detected with respect to the airworthiness or operational nature of the Aircraft by normal airline standards, then (i) the delivery of the Aircraft from Lessor to Lessee hereunder shall occur, the Aircraft shall be accepted by Lessee hereunder whilst the Aircraft is located at the Delivery Location, and Lessee shall execute and deliver the Lease Supplement, (ii) the Aircraft shall continue en route to a location selected by Lessee (the "Ferry Location"), under the operational control of Lessee from the time of such delivery and acceptance (the Acceptance Flight shall terminate at the time of such delivery and acceptance, and that portion of the flight from the Delivery Location to the Ferry Location is herein called the "Ferry Flight"), and (iii) Lessee shall bear the costs of the flight crew, fuel and other costs relating to the Ferry Flight and shall reimburse the Beneficiaries therefor promptly following receipt of the Beneficiaries, invoice therefor, PROVIDED, HOWEVER, that, if any discrepancy or malfunction is detected with respect to the airworthiness during the Acceptance Flight, then, at Lessee's option after consultation with Lessor, either (A) the Aircraft shall be delivered to and accepted by Lessee at the Delivery Location and shall be ferried to the Ferry Location, as provided in clauses (i), (ii) and (iii) above, where Lessee shall remedy such discrepancy or malfunction at the cost (without mark up) of the Beneficiaries (provided that such subsequent repair or maintenance work shall not affect Lessee's acceptance of the Aircraft hereunder), or (B) the Aircraft shall return to the Beneficiaries' storage and maintenance facility where such discrepancy or malfunction shall be corrected at the Beneficiaries' expense, in which case the Delivery Date shall be postponed to such date as the Beneficiaries shall advise, subject to the second paragraph of Section 3(c) below. Any discrepancy or malfunction detected of an airworthiness nature shall be corrected by Lessee or the Beneficiaries in accordance with clause (A) or (B) above, as applicable, at Beneficiaries, expense. If during the Acceptance Flight a discrepancy or malfunction is detected with respect to the operational nature of the Aircraft by normal airline standards but no discrepancy or malfunction is detected with respect to the airworthiness of the Aircraft, then the Aircraft shall be delivered to and accepted by Lessee at the Delivery Location as provided in clause (A) above, and Lessee shall remedy such discrepancy or malfunction at the cost (without mark up) of the Beneficiaries.

           In anticipation of the occurrence of the Delivery Date, the Beneficiaries retained a flight crew to conduct the Acceptance Flight and will incur costs relating to such retention. In connection therewith, Lessee agrees to reimburse the Beneficiaries, promptly following Lessee's receipt of an invoice therefor, for one-half of the costs incurred by the Beneficiaries in connection with retaining such flight crew for the Acceptance Flight, which costs relate to the period commencing on and including November 29, 1995 and ending on the day immediately preceding the Delivery Date.

                   Section 3. Delivery and Acceptance; Term.

                   (a) DELIVERY. It is anticipated that the Aircraft will become available for delivery on or about the Estimated Delivery Date set forth on Exhibit C-2.

                   (b) PLACE OF DELIVERY AND ACCEPTANCE. The Aircraft shall be delivered to Lessee at the Delivery Location set forth on Exhibit C-2.

                   (c) FORCE MAJEURE. Notwithstanding any other provision hereof to the contrary, Lessor shall not have any obligation to lease the Aircraft to Lessee on account of its or Beneficiaries, inability to deliver the Aircraft if such inability or delay results from (i) loss or destruction of the Aircraft or any substantial part of the Aircraft or damage to the Aircraft for any reason whatsoever, including but not limited to, the negligence of the Beneficiaries or (ii) any other cause occurring without the negligence of the Beneficiaries and beyond the reasonable control of the Beneficiaries (after use of reasonable diligence), including but not limited to war, warlike operations, acts of government or governmental priorities, insurrections or riots, strikes or labor troubles causing cessation, slow down or interruption of work, riots, fire, floods, explosions, earthquakes, accidents, epidemics or quarantine restrictions, mechanical failure, inability for any reason to obtain materials, accessories, equipment or parts, delays in transportation or any act of God or a public enemy.

                   In the event that delivery of the Equipment is delayed for a period in excess of 60 days beyond the Estimated Delivery Date (because of the occurrence of an event described in clause (i) or (ii) above) Lessee or Lessor shall have the right to terminate this Lease upon written notice to the other and neither Lessee nor Lessor shall have any further obligations to the other hereunder except that Lessor or the Beneficiaries shall return the Security Deposit to Lessee subject to and in accordance with Section 21(a) hereof.

                   (d) ACCEPTANCE OF AIRCRAFT. The Aircraft to be leased hereunder shall be delivered to Lessee "AS IS, WHERE IS" and SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTION 5(a) HEREOF. Representatives of Lessee shall inspect the Aircraft on or prior to the Estimated Delivery Date to verify that the Aircraft is in the condition required by Section 2(d). In the event the Aircraft does not fulfill all of the conditions set forth in Section 2(d) and if Lessee does not accept delivery of the Aircraft with discrepancies to be corrected pursuant to Section 2(d)(5), then Lessor shall have (A) with respect to any matter which affects the airworthiness of the Aircraft, fifteen (15) days within which to cure any deficiency in the Aircraft, without cost to Lessee, and (B) with respect to any other matter, sixty (60) days within which to cure any deficiency with the Aircraft, without cost to Lessee; Lessee shall then reinspect the Aircraft and if the Aircraft is then in compliance with the conditions set forth in Section 2(d), Lessee shall accept delivery of the Aircraft. In no event shall Lessor or the Beneficiaries have the right pursuant to the foregoing paragraph (c) or this paragraph (d) or both to extend the Delivery Date beyond the date that is sixty (60) days after the Estimated Delivery Date. Upon acceptance of the Aircraft Lessee shall thereupon indicate and confirm its acceptance of the Aircraft by delivery to Lessor of a Lease Supplement, dated the Delivery Date, in the form set forth as Exhibit D hereto.

                   The execution by Lessee of the Lease Supplement shall constitute Lessee's acknowledgment that the Aircraft is in the condition required hereby on the Delivery Date and Lessee's absolute, unconditional and irrevocable acceptance of the Aircraft hereunder for all purposes of this Lease.

                   (e) TERM OF LEASE. The Term of this Lease shall commence on the Delivery Date and shall continue for 96 months until the Expiration Date set forth in the Lease Supplement, subject to earlier termination by Lessor or a Beneficiary following the occurrence of an Event of Default, as hereinafter provided or pursuant to paragraph 2(ii) of the Supplemental Agreement.

                   Section 4. RENT.

                   (a) RENT. Lessee covenants and agrees to pay to Lessor, or its assigns, the following as Rent:

                   (i) BASIC RENT: The Basic Rent as set forth on Exhibit C-1 hereto throughout the Term hereof, payable in consecutive installments in advance on each Basic Rent Payment Date.

                   (ii) SUPPLEMENTAL RENT: Any and all Supplemental Rent as and when the same becomes due.

                   (b) PLACE AND METHOD OF PAYMENT. All Basic Rent and Supplemental Rent and other amounts payable under this Lease shall be paid on the due date in immediately available funds in Dollars by wire transfer, at the Payment Locations specified on Exhibit C-2 hereto, or at such other location as Lessor shall designate in writing. Any Rent due on a day other than a Business Day (in New York, Dublin, London and Honolulu only) shall be due on the next preceding Business Day.

                   (c) PROHIBITION AGAINST SETOFF, COUNTERCLAIM, ETC. This Lease is a net lease. Subject to Section 20(f), Lessee's obligation to pay all Rent hereunder shall be absolute and unconditional and shall not be affected or reduced by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any Beneficiary, the Manufacturer, the Engine Manufacturer, any seller of or person providing services with respect to the Aircraft or any other Person, for any reason whatsoever; (ii) any defect in the title, airworthiness or eligibility for registration under applicable Law, or any condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever, whether arising out of or related to an act or omission of Lessee, or any other Person; (iii) any Liens with respect to the Aircraft; (iv) the invalidity or unenforceability or lack of due authorization or other infirmity of this Lease or any absence of right, power or authority of Lessor or Lessee to enter into this Lease; (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessor or Lessee; (vi) any other circumstance or happening of any nature whatsoever, similar to any of the foregoing; or (vii) any Taxes (other Taxes to which Lessee's indemnity does not extend pursuant to the provisions of Section 10); it being the express intention of Lessor and Lessee that all Rent payable hereunder shall be payable in all events, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Nothing in this paragraph (c) shall constitute a waiver by Lessee of any right or claim that Lessee may separately assert against Lessor or any Beneficiary.

                   Lessee hereby waives, to the extent permitted by applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by Law or otherwise, to terminate this Lease or any obligation imposed upon Lessee hereunder or in relation hereto.

                   If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law (other than termination under any bankruptcy laws as now or hereafter in effect), Lessee nonetheless agrees to pay to Lessor amounts equal to the Rent payments hereunder at the time such payments would have become due and payable in accordance with the terms hereof had this Lease not been terminated so long as Lessee is able to use, possess and quietly enjoy the Aircraft, and so long as such payments are made and all other terms and conditions hereof are complied with by Lessor and Lessee, Lessor and Lessee will deem this Lease to remain in full force and effect.

                   Section 5. REPRESENTATIONS AND WARRANTIES.

                   (a) WARRANTIES AND DISCLAIMER OF WARRANTIES.

                  LESSOR AND EACH BENEFICIARY HAVE NOT AND SHALL NOT BE DEEMED TO HAVE MADE (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, OR HAVING ACQUIRED THE AIRCRAFT, OR HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE OR OTHERWISE), AND LESSOR AND EACH BENEFICIARY HEREBY SPECIFICALLY DISCLAIM, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS HEREINBELOW PROVIDED), AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH. WARRANTY OR WARRANTIES. LESSOR AND EACH BENEFICIARY SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR SUCH BENEFICIARY OR OTHERWISE, FOR
(i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (iii) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR CONSEQUENTIAL DAMAGES OR (iv) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT. THE WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS SECTION ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND LESSOR AND EACH BENEFICIARY SHALL NOT BE DEEMED TO HAVE MADE BY OTHER WARRANTIES, EXCEPT THAT EACH BENEFICIARY MAKES THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE SUPPLEMENTAL AGREEMENT AND:

                   (b) LESSOR REPRESENTATIONS AND WARRANTIES.

                  Lessor hereby makes the following representations and warranties:

                   (i) the Aircraft is duly registered with the FAA in the name of Lessor and, on the Delivery Date, Lessor shall be the FAA-registered owner of the Aircraft and the Aircraft shall be free and clear of any and all Lessor Liens attributable to it other than the interests of the Beneficiaries under the Trust Agreement;

                   (ii) Lessor is a banking corporation duly organized and validly existing and in good standing under the laws of Delaware, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease;

                   (iii) the making and performance by Lessor of this Lease and any other Operative Document to which Lessor is a party have been duly authorized by all necessary corporate action on the part of Lessor and will not violate any provision of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking and trust powers of Lessor or its Certificate of Incorporation or By-Laws;

                   (iv) this Lease has been duly entered into and delivered by Lessor, and this Lease does, and each other Operative Document when executed and delivered by Lessor hereunder will, constitute legal, valid and binding obligations of Lessor, enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors, rights generally, and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose and by laws which may affect some of such remedies but which do not make available remedies inadequate for the substantial realization of the benefits provided herein;

                   (v) neither the execution and delivery by Lessor of this Lease and any other Operative Document to which it is a party nor the performance by it of any of its obligations hereunder or thereunder, nor the compliance by it with the terms and conditions hereof or thereof, will violate, conflict with or result in any breach of any terms, conditions or provisions of, or provisions of, or constitute a default under, any law of the State of Delaware or the United States of America governing the banking and trust powers of Lessor or court judgment or decree applicable to it or pursuant to which it was organized or any agreement or instrument to which it is a party or by which it or any of its property is bound, or result in the creation or imposition of any Lessor's Lien attributable to it on the Aircraft other than as provided for in this Lease (such representation being made in reliance upon and subject to the accuracy of the representation and warranty contained in the last sentence of Section 5(d)(xvi));

                   (vi) neither the execution and delivery nor the performance by Lessor of this Lease and any Operative Document to which Lessor is a party requires any consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any governmental authority or agency in the State of Delaware;

                   (vii) no registration, recording, filing or notarization of this Lease in the State of Delaware and no other action by Lessor is necessary to be taken in the State of Delaware to ensure the validity or enforceability of the obligations of Lessor or the rights of Lessee hereunder;

                   (viii) there are no pending or, to the knowledge of Lessor, threatened actions or proceedings before any court, governmental or administrative agency or arbitral body which actions or proceedings could have a material and adverse effect on Lessor's ability to perform its obligations under this Lease or any other Operative Document to which it is a party;

                   (ix) Lessor shall obtain, make and maintain in full force and effect, promptly renew from time to time and comply with the terms of all consents, permissions, licenses, authorizations, approvals, registrations and filings which may from time to time be required in the State of Delaware in order to enable it to perform its obligations hereunder or for the enforceability or admissibility in evidence hereof; and

                   (x) Lessor is a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Act.

                   (c) MANUFACTURERS' WARRANTIES. So long as no Default and no Event of Default shall have occurred and be continuing and so long as the Term shall remain in effect, Lessee may exercise for the account of Lessor such rights as Lessor may have under any warranty, express or implied, with respect to the Aircraft made by the Manufacturer or the Engine Manufacturer, to the extent that the same may be assigned or otherwise made available to Lessee; provided, however, that upon an Event of Default all such rights shall immediately revert to Lessor including all claims thereunder whether or not perfected, and such reversion shall occur at the earlier of (A) written notice from Lessor to Lessee to such effect, and (B) the expiration or any termination of the Term. Lessor agrees to execute and deliver such further documents and instruments and to do such further acts, deeds, matters or things (at Lessee's expense) as may be necessary to enable Lessee to obtain whatever warranty service furnished for the Aircraft or the Engines by the Manufacturer or the Engine Manufacturer, respectively, as is available to the Lessor.

                   (d) LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee hereby makes the following representations and warranties, which representations and warranties shall survive the execution and delivery of this Lease and the delivery of the Aircraft:

                   (i) Lessee is a corporation duly organized and existing under the Laws of the State of Hawaii and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease;

                   (ii) this Lease has been duly authorized by all necessary corporate action on the part of Lessee and does not require any approval of stockholders of Lessee (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof will contravene any Law applicable to Lessee or the corporate charter or by-laws of Lessee-or result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under, any credit agreement or instrument, or other agreement or-instrument to which Lessee is a party or by which Lessee or its properties or assets are bound or affected;

                   (iii) Lessee has received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery or performance of this Lease that is required for Lessee to execute and deliver this Lease and to perform the transactions contemplated hereby and each such consent, approval or authorization is valid and effective and has not been revoked;

                   (iv) this Lease has been duly executed and delivered by Lessee, and the Lease does, and the Lease Supplement when executed and delivered by Lessee will, constitute legal, valid and binding obligations of Lessee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors, rights generally, and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose and by Laws which may affect some of such remedies but which do not make the available remedies inadequate for the substantial realization of the benefits provided herein;

                   (v) there are no suits or proceedings (other than those heretofore disclosed in writing to each Beneficiary) pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which might have a materially adverse effect on the current business or financial condition of Lessee;

                   (vi) Lessee has filed or caused to be filed all tax returns which are required to be filed by it, and has paid or caused to be paid all Taxes shown to be due or payable on said returns or on any assessment received by Lessee, except to the extent being contested in good faith by appropriate proceedings, and for the payment of which adequate reserves have been provided;

                   (vii) except for the filing for recordation of the FAA Bills of Sale, an application for registration of the Aircraft on AC Form 8050-1 in the name of the Lessor, the Trust Agreement, the affidavit of citizenship of the Lessor and this Lease and the Lease Supplement with the FAA, the filing with the Hawaii Bureau of Conveyances, Hawaii of precautionary UCC financing statements and continuation statements at periodic intervals with respect to the Aircraft and the placing on the Aircraft and on each Engine of the plates containing the legends referred to in Section 6(f) hereof, no further filing or recording of this Lease or of any other document and no further under the Laws of any Governmental Entity in order to (A) fully protect and establish Lessor's title to, interest in and property rights with respect to the Aircraft as against Lessee or any third party or (B) ensure the validity, effectiveness and enforce ability of this Lease;

                   (viii) Lessee is not in default in the performance of any of its obligations (a) for the payment of indebtedness for borrowed money or of any interest or premium thereon or (b) for the payment of rent under any lease or agreement to lease real, personal or mixed property;

                   (ix) the Maintenance Program for the Aircraft complies with all FAA requirements;

                   (x) the consolidated financial statements of Aloha Airgroup, Inc. (including Lessee), including the balance sheets and audited statements of income and retained earnings of Lessee, for the preceding two fiscal years and for the period ending September 30, 1995, copies of which have been furnished to Lessor, are prepared in accordance with generally accepted accounting principles, and present fairly the financial position and operations of Lessee, and subsequent to the conclusion of the last such period, there has been no material adverse change in such position or operations;

                   (xi) there are no withholding or other Taxes to be deducted from any payment to be made by Lessee under this Lease (other Taxes to which Lessee's indemnity does not extend pursuant to the provisions of
      Section 10);

                   (xii) Lessee is a Certified Air Carrier and holds all licenses, certificates, permits and franchises from the appropriate agencies of the United States of America and/or all other governmental authorities having jurisdiction which are necessary to authorize the Lessee to engage in air transport and to carry on its business as presently conducted and to be conducted with the Aircraft;

                   (xiii) Lessee is a "citizen of the United States" as defined in Section 40102(a)(15) of the Federal Aviation Act;

                   (xiv) Lessor is entitled to the benefits of Section 1110 of Title 11 of the united States Code with respect to the Aircraft and the Engines;

                  (xv) Lessee's chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) and the place where it keeps its corporate records concerning the Aircraft, all its interest in, to and under any Operative Document and its contracts relating thereto, are located in Honolulu, Hawaii;

                   (xvi) Neither Lessee nor any Person who was at such time a Commonly Controlled Person has terminated any Plan or withdrawn from any multiemployer plan (as defined in Section 4001(a)(3) of ERISA) in a manner which has or could reasonably be expected to result in any liability under Title IV of ERISA, and no event or condition has occurred or exists as a result of which any such liability could reasonably be expected to be incurred. No Plan maintained or contributed to (or required to be contributed to) by Lessee or any Person who was at such time a Commonly Controlled Person has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA). No Lien imposed under the Code or ERISA on the assets of Lessee or any Commonly Controlled Person exists or is reasonably likely to arise on account of any Plan. No prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) has occurred which has subjected or could subject Lessee or any Commonly Controlled Person to any liability under Section 502(i) of ERISA or Section 4975 of the Code. The execution and delivery by Lessee of this Lease and the consummation of the transactions contemplated hereby will not constitute a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code; and

                   (xvii) No part of the Rent or other payments made by Lessee under the Operative Documents will be made with the assets of any plan (or its related trust) as defined in Section 4975(e) of the Code or of any employee benefit plan (or its related trust) as defined in Section 3(3) of ERISA.

                   Section 6. POSSESSION AND USE; REGISTRATION.

                   (a) POSSESSION.

                   (i) SUBLEASE, ASSIGNMENT AND TRANSFER. Without the prior written consent of Lessor and each Beneficiary, Lessee will not assign this Lease or sublet, transfer or relinquish possession of the Aircraft, Airframe or any Engine or install any Engine or permit any Engine to be installed on any airframe other than the Airframe or under any circumstances permit the Aircraft, Airframe or any Engine to be used by any other Person for any purpose whatsoever, provided that so long as (A) no Default or Event of Default shall have occurred and be continuing, (B) the action to be taken shall not affect the registration of the Aircraft with the FAA and (C) all necessary approvals of each Governmental Entity having jurisdiction over the Aircraft have been obtained, then Lessee, without the prior written consent of Lessor and each Beneficiary, may:

                   (1) subject any Engine to normal interchange or pooling agreements or similar arrangements in each case customary in the airline industry and entered into in the ordinary course of its business with Permitted Sublessees or an air carrier approved by Lessor and each Beneficiary or an FAA licensed engine overhaul agency, provided that Lessee shall give the Beneficiaries 30 days' prior notice thereof (together with a copy of the applicable pooling or interchange agreement); and provided further, however, that: (A) no such agreement or arrangement results in or requires the transfer of title to such Engine; or (B) if Lessor's title to such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be a Casualty occurrence with respect to such Engine and Lessee shall comply with Section 11(b) hereof in respect thereof;

                   (2) deliver possession of the Aircraft, the Airframe or any Engines to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance, testing or overhaul work on the Aircraft, Airframe or Engine or any Part thereof or for alterations or modifications in or additions to the Aircraft, Airframe or Engine to the extent required or permitted by the terms of
      Section 9 hereof;

                   (3) install an Engine on an airframe (other than the Airframe) owned by Lessee free and clear of all Liens except: (A) those of the type permitted under Section 14 hereof and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety); and (B) the rights of the participants under normal interchange agreements which are customary in the airline industry and do not contemplate, permit, result in or require the transfer of title to theairframe, engines or parts installed thereon;

                   (4) install an Engine on an airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, provided, that: (A) such airframe is free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by clauses (A) and (B) of Section 6(a)(i)(3), and the Lien of any mortgage which either by its terms does not apply to the Engine or which effectively provides that each Engine leased to Lessee hereby shall not become subject to the Lien thereof or to any rights of any party thereunder other than Lessee (with respect to Lessee's rights expressly granted hereunder), notwithstanding the installation of such Engine on any airframe subject to the Lien of such mortgage, unless and until Lessee shall become the owner of such Engine and Lessor shall have no further interest therein, all pursuant to the express terms of this Lease (as evidenced by a written instrument signed by Lessor); and (B) there shall be in effect a written agreement of the lessor or secured party of such airframe (which may be the lease or conditional sale or other security agreement covering such airframe) substantially similar in effect to the agreement of Lessor in Section 6(b) below whereby such lessor or secured party effectively and expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease, and a copy of such agreement shall be provided to Lessor or any Beneficiary upon its request;

                   (5) sublease the Airframe and the Engines or the engines then installed on the Airframe or any Engine to any Permitted Sublessee; PROVIDED, that such Permitted Sublessee shall not (i) have consented to the appointment of a receiver, trustee or liquidator or admitted in writing its inability to pay its debts generally as they become due or filed a voluntary petition in bankruptcy or a voluntary petition seeking reorganization in a proceeding under any bankruptcy laws, (ii) have had an involuntary order, judgment or decree entered against such Permitted Sublessee by any court appointing a receiver, trustee or liquidator for such Permitted Sublessee or (iii) be in default under any lease or financing agreement to which such Permitted Sublessee is a party; and

                   (6) enter into a Wet Lease for the Aircraft in the ordinary course of its business for a term or terms (including any renewal terms or extensions) that do not extend beyond the Term.

                   (ii) CERTAIN LIMITATIONS ON TRANSFERS. With respect to any assignment, sublet, transfer or relinquishment of possession pursuant to
 Section 6(a)(i) (other than a transfer of an Engine which is deemed a Casualty Occurrence) or any other assignment, sublet or transfer of possession consented to in writing by Lessor and the Beneficiary:

                   (1) Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such transfer had not occurred, and no sublease or other relinquishment of possession of the Equipment shall in any way discharge or diminish any of Lessee's obligations to Lessor under this Lease or any of Lessor's rights hereunder and such rights shall continue as if such sublease or transfer had not occurred;

                   (2) the term of any sublease (including, without limitation, any option of the sublessee to renew or extend the sublease), interchange or pooling arrangement shall not continue beyond the end of the Term;

                   (3) any sublease permitted by this Section 6 shall in addition expressly provide that (v) such sublease is subject and subordinate to all of the terms of this Lease and all rights of Lessor under this Lease, including without limitation Lessor's rights to repossession pursuant to Section 18 and to void such Permitted Sublessee's right to possession upon such repossession, shall apply, (w) such Permitted Sublessee consents to the security assignment by Lessee to Lessor of all of Lessee's right, title and interest in such sublease for purposes of securing Lessee's obligations hereunder and that Permitted Sublessee, upon receipt of a written notice from Lessor that an Event of Default has occurred and is continuing, will make all payments under such sublease to, and, if this Lease has been declared in default pursuant to
      Section 18 hereof, will return the Equipment only to, Lessor, or as directed by Lessor, for so long as such Event of Default shall continue,
      (x) the maintenance, operation and insurance provisions of such sublease shall be substantially the same as the provisions of this Lease (whether by requiring such obligations to be performed by such Permitted Sublessee, by Lessee or by both), (y) the Aircraft shall not be operated or used other than as provided in this Lease, and (z) the Lessor may void or terminate such sublease following an Event of Default hereunder but only during the period as such Event of Default shall continue;

                   (4) prior to the commencement of any sublease to a Permitted Sublessee, Lessee shall give Lessor and each Beneficiary no less than 10 days written notice of the proposed sublease of the Airframe or Engine, as the case may be, which notice shall include the identity of the Permitted Sublessee, the term and rental rate of the sublease and a copy of such sublease; PROVIDED, HOWEVER, that Lessee shall use its reasonable efforts to give such notice earlier than such 10 days if practicable under the circumstances and to advise Lessor and the Beneficiaries at any time at which Lessee commences substantial discussions or negotiations with any Permitted Sublessee with respect to the potential sublease of the Aircraft;

                   (5) any sublease shall-expressly prohibit any assignment or further sublease of the Aircraft or any assignment of the rights under such sublease;

                   (6) any Wet Lease shall have a term that does not exceed beyond the end of the Term; and

                   (7) the Person with which and for which any Wet Lease is entered into shall be an airline that is a resident of, is domiciled in, and maintains its principal base of operations in, a Permitted Jurisdiction.

 Prior to entering into any sublease of the Airframe and any Engine or engine or any Engine to a Permitted Sublessee, Lessee shall (A) execute and deliver to Lessor and each Beneficiary an assignment of and grant of a security interest in all of Lessee's right, title and interest in such sublease, which assignment shall be in form and substance reasonably satisfactory to Lessor and each Beneficiary, contain the consent to such assignment of such Permitted Sublessee, and be recordable under the Federal Aviation Act and shall be executed, delivered and filed with the FAA for recordation at Lessee's expense on or before commencement of such sublease (provided that such assignment may specify that Lessor may not exercise any of the rights or remedies of the Lessee under such sublease including, without limitation, any right to receive rentals under such sublease or to interfere with the rights of the Lessee to grant waivers or consents under, or to amend the provisions of, any such sublease) unless, and only so long as, an Event of Default hereunder shall have occurred and be continuing, and (B) execute and deliver to Lessor an appropriately completed Uniform Commercial Code financing statement, for filing in Hawaii and each other applicable jurisdiction, evidencing the assignment by Lessee to Lessor of such sublease. In connection with such a sublease of the Aircraft, Lessee shall provide to Lessor and each Beneficiary, at Lessee's or Permitted Sublessee's expense and on or before commencement of such sublease, a legal opinion from counsel to the Permitted Sublessee in form and substance reasonably satisfactory to Lessor and each Beneficiary, as to the due execution and delivery and enforceability of such sublease and assignment of sublease and as to such other matters as Lessor or such Beneficiary may reasonably request. Lessee agrees that any such security assignment granted to the Lessor may be assigned to the Lender, if any, it being understood that such assignment shall be consistent and not contravene the foregoing provisions. Any monies received by Lessor or Lender pursuant to the exercise of its rights under the assignment of any sublease shall be held by Lessor or the Lender as additional security for the performance by Lessee of its obligations under this Lease and, to the extent not applied against amounts due and owing by Lessee hereunder and the exercise of remedies hereunder, shall be returned to Lessee at such time as no Event of Default shall be continuing. All costs and expenses (including reasonable legal fees and expenses) incurred by Lessor, Lender or any Beneficiary in connection with any sublease or the assignment thereof shall be borne by Lessee and reimbursed by Lessee upon demand.

                   (b) RECIPROCAL RECOGNITION OF RIGHTS. In the event Lessee shall have received from the lessor or secured party of any airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement a written agreement complying with clause (B) of Section 6(a)(i)(4) hereof (which agreement may be contained in the lease, conditional sale agreement or security agreement relating to such airframe), and such lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party. Lessor also hereby agrees for the benefit of the mortgagee under any mortgage complying with clause (A) of Section 6(a)(i)(4) hereof, relating to installation of an Engine on an airframe leased to Lessee, that Lessor will not acquire or claim, as against such mortgagee, any right, title or interest in any engine subject to the Lien of such mortgage as the result of such engine being installed on the Airframe at any time while such engine is subject to the Lien of such mortgage.

                   (c) LAWFUL INSURED OPERATIONS. Lessee will not permit the Aircraft to be maintained, used or operated in violation of any Law of any Governmental Entity, or in violation of any airworthiness certificate, or license or registration issued by any such authority, or contrary to the Manufacturer's or Engine Manufacturer's operating manuals or instructions for the Aircraft or the Engines. In the event that any such Law requires alteration of the Aircraft, then, subject to Section 1 of the Supplemental Agreement, Lessee shall comply therewith at its sole expense and shall maintain the same in proper condition for operation under such Laws. Lessee agrees not to operate the Aircraft, or permit the Aircraft to be operated, (i) unless the Aircraft is covered by insurance as required by the provisions hereof or (ii) contrary to the terms of such insurance. Lessee also agrees not to operate or locate the Aircraft or suffer or permit the Aircraft to be operated or located in any area excluded from coverage by any insurance policy issued pursuant to the requirements of this Lease.

                   (d) MAINTENANCE. Lessee, at its own cost and expense, shall, or shall cause a maintenance contract center that is FAA certified for the contracted maintenance of the

 Aircraft and located in the united States of America or Canada, to:

                   (i) service, repair, maintain, overhaul and test, or cause the same to be done to, each Item leased hereunder (A) so as to keep such
      Item in the same condition as when delivered to Lessee hereunder, fair wear and tear excepted, and in good operating condition, (B) so as to keep the Aircraft in the condition necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under all applicable FAA rules and regulations, (C) so as to meet the standards observed by Lessee with respect to aircraft of similar type owned or leased by Lessee and operated on similar routes, and in a manner which does not adversely discriminate against the Aircraft compared to similar aircraft operated by Lessee and in a similar manner and with care as that undertaken by the majority of airlines based in the United States of America which operate Boeing 737-200ADV aircraft (it being understood that the obligations hereby imposed upon Lessee by reference to the manner and care undertaken by other airlines is not intended to supersede Lessee's obligations herein with respect to the specific and express terms of this Lease), (D) in strict compliance with Lesseel's FAA-approved Maintenance Program applicable to the Aircraft (including the corrosion prevention control program (CPCP/D6-38528) and aging aircraft program (D6-38505 revision H as applicable per airworthiness directive or per effectivity)), a true and complete copy of which shall be delivered by Lessee to the Lessor which Maintenance Program shall be in substantial conformance with the Manufacturer's recommended maintenance planning document;

                   (ii) maintain all records, logs and other materials required by the FAA or the Maintenance Program in respect of the Aircraft with all such records, logs and other material being maintained in the English language;

                   (iii) promptly furnish to Lessor or each Beneficiary such information, in English, as may be required to enable Lessor or such Beneficiary to file any reports required to be filed by such Lessor or Beneficiary with any governmental authority concerning the Aircraft;

                   (iv) incorporate into the Aircraft all manufacturer mandatory requirements, orders, "alert" and, to the extent scheduled for a majority of Lessee's other owned or leased aircraft of the same model, "recommended" service bulletins issued by the manufacturers and vendors of the Items (so far as such manufacturers and vendors issue such service bulletins) which become due for compliance during the Term without waiver, exception, deferment or carryover and, in addition, all other service bulletins that Lessee adopts during the Term for a majority of other aircraft of the same model in Lessee's fleet;

                   (v) carry out, on each Item, all applicable regulatory regulations, mandatory requirements, orders and airworthiness directives which the FAA may from time to time issue and which become due during or within three months following the expiration of the Term (or within six months following the expiration of the Term if requested by the Beneficiaries at Beneficiaries' cost; however, the Term will not be deemed extended solely as a result of the additional work to terminate the airworthiness directives due after three months after the expiration of the Term and requested by the Beneficiaries) with respect to such Item, without waiver, exception, deferment or carryover beyond the expiration of the Term (except as expressly set forth in the Supplemental Agreement); provided that any inspections and terminating action required by such regulatory regulations, mandatory requirements, orders and airworthiness directives to be performed by a particular date shall be performed by such date;

                   (vi) maintain, service, repair and overhaul the Airframe and all Engines to comply with all warranty requirements;

                   (vii) except when required by maintenance or expressly permitted by Section 6(a) above, equip the Airframe at all times with two Engines;

                   (viii) make available to Lessor upon its reasonable request during the Term, one or more persons with sufficient technical knowledge to assist the Lessor or each Beneficiary in its examination of such materials and documents relating to the maintenance and condition of the Aircraft as the Lessor or each Beneficiary shall from time to time reasonably request; and

                   (ix) without prejudice to Lessee's obligations to repair the Aircraft pursuant to the terms hereof, if any damage occurs to the Aircraft which results in the need for repairs where the costs of such repairs are expected to exceed US$500,000, Lessee shall promptly notify Lessor and each Beneficiary of the details of the repairs required and shall furnish them with a workscope relating thereto, and Lessee shall comply with any reasonable direction of Lessor or each Beneficiary as to the conduct of the repairs to the Aircraft; PROVIDED, HOWEVER, that the Beneficiaries shall review such workscope and inform Lessee of any comments thereon or objections thereto within three Business Days after their receipt thereof; PROVIDED FURTHER, HOWEVER, that Lessee shall be permitted to use a maintenance contractor to perform its obligations pursuant to this Section 6(d) so long as such maintenance contractor is a repair facility approved by the FAA for the contracted repair of the Aircraft which is located in the United States of America or Canada, or other facility acceptable to the Lessor and each Beneficiary.

                   (e) REGISTRATION. So long as no Event of Default shall have occurred and be continuing, Lessor shall cause the Aircraft to be duly registered in the name of Lessor with the FAA under the Federal Aviation Act as at the Delivery Date, shall take such actions as are reasonably appropriate (so long as such actions pose no material burden or risk to Lessor or the Beneficiaries) to maintain such registration during the Term, and shall not take any action to interfere with or cancel such registration; provided that, after the Delivery Date, Lessee shall monitor and, to the extent not relating to the U.S. citizenship of the Beneficiaries, maintain such registration; PROVIDED, FURTHER, HOWEVER, that (i) if Lessor shall at any time cease to be a "citizen of the United States" (as defined in the Federal Aviation Act) and if such requirement shall then be necessary to maintain such registration, then the Beneficiaries shall take such action as shall be reasonable and appropriate to maintain such registration (including by appointing a successor trustee under the Trust Agreement or establishing a voting trust covering the Aircraft), (ii) Lessee and Lessor shall cooperate reasonably and in good faith to maintain such registration, and (iii) Lessee shall, at Lessee's expense, be responsible for the filing and registration of the Lease (as supplemented by the Lease Supplement) and for maintaining such registration throughout the Term.

                   (f) INSIGNIA. Upon delivery of the Aircraft, Lessee agrees to promptly place the Lease Identification in the cockpit in a prominent location and to place the Lease Identification on each Engine. Lessee agrees to make such reasonable changes to the Lease Identification as Lessor may request from time to time.

                   Section 7. INFORMATION.

                   During the term of this Lease, Lessee agrees to furnish Lessor and each Beneficiary the following:

                   (i) within sixty (60) days following the end of each quarter of Lessee's fiscal year, except the last such quarter of such year, an unaudited consolidated balance sheet of Aloha Airgroup, Inc. (including Lessee) prepared as of the close of each quarterly period, together with the related unaudited profit and loss statement for such period;

                   (ii) within one hundred twenty (120) days or such longer period as reasonably justified after the close of each fiscal year of Lessee, an audited consolidated balance sheet, profit and loss statement and statement of stockholders' equity of Aloha Airgroup, Inc. (prepared on a consolidated basis including Lessee), as of the close of such fiscal year, reported on by Lessee's independent certified accountants of recognized standing;

                   (iii) within one hundred twenty (120) days after the close of each fiscal year of Lessee, a certificate signed by a duly authorized officer of Lessee, stating (a) that such officer is familiar with the relevant terms of this Lease and has made a review of Lessee's compliance herewith during the preceding fiscal year and (b) that no event has occurred which constitutes a Default, or, if such an event has occurred, the nature thereof and action Lessee has taken or is taking to cure the same;

                   (iv) from time to time upon request, Lessee will at no cost to Lessor or each Beneficiary provide Lessor or each Beneficiary certified true and complete copies in the English language of the Maintenance Program; provided that Lessor or such Beneficiary shall maintain the confidentiality thereof and shall not disclose the contents thereof to any Person, except as permitted by Section 20(k) and except to the extent necessary to bridge the Aircraft from the Maintenance Program to the maintenance of a subsequent lessee or buyer of the Aircraft or as required by the Law of a jurisdiction in which the Aircraft will be based, operated or registered;

                   (v) Lessee will use its reasonable efforts to provide the Beneficiaries on or before the fifth day of each calendar month commencing with the next calendar month of the Delivery Date, and shall in any event provide to the Beneficiaries upon request of a Beneficiary, with a properly completed Monthly Aircraft Utilization and Status Report in the Form of Exhibit J hereto for the preceding calendar month operation of the aircraft;

                   (vi) Lessee will use its reasonable efforts to provide the Beneficiaries, on or before the 15th day of January of each year (commencing with January 1996), and shall in any event provide Lessor and the Beneficiaries upon request of a Beneficiary in English, the information and documentation for the preceding calendar year as listed in Exhibit K hereto; PROVIDED, HOWEVER, that if (i) a Default or an Event of Default shall have occurred and be continuing or (ii) Lessee's financial condition changes adversely from its financial condition at the time of the Delivery Date, then, upon notice and a request from Lessor or a Beneficiary, Lessee shall provide such information on a quarterly basis on the 15th day of each January, April, July and October, commencing with the first of such dates to follow the date of such notice.

                   (vii) Lessee will use its reasonable efforts to provide the Beneficiaries, within forty-five (45) days prior to the scheduled performance of a block C or D check on the Aircraft, and shall in any event provide Lessor and the Beneficiaries upon request of a Beneficiary with written notice of the time and location of such scheduled block C or D check; and

                   (viii) from time to time such other information regarding the business, operations or the financial condition of Lessee as the Lessor or any Beneficiary may from time to time reasonably request, including reports from time to time as to location, condition, use, operation, maintenance and insuring of the Aircraft and the Engines

       (including total time spent in the air and time between overhauls).

                  Lessee shall permit Lessor, each Beneficiary and their respective designees on at least seven (7) days' prior written notice to visit and inspect the Aircraft, its condition, use and operation and the records maintained in connection therewith during normal business hours; PROVIDED, HOWEVER, that this shall not unreasonably interfere with Lessee's quiet use and enjoyment of the Aircraft PROVIDED FURTHER, HOWEVER, that Lessor or the Beneficiaries may conduct such visit and inspection at any time and with or without notice if an Event of Default has occurred and is continuing. Lessor and each Beneficiary shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessor's or any Beneficiary's failure to object to any condition or procedure observed or observable in the course of an inspection hereunder shall not be deemed to waive or modify any of the terms of this Lease with respect to such condition or procedure. If such inspection is carried out during a C Check or D Check, then Lessee will open any areas of the Aircraft upon reasonable request of Lessor or a Beneficiary; PROVIDED, HOWEVER, that, with respect to any C Check (other than the last C Check to occur prior to the Return Occasion) the areas to be opened will be limited to those areas that are in the zones of the Aircraft in which Lessee or its maintenance contractor are working; provided further, however, that, with respect to the last C Check to occur prior to the Return Occasion, Lessee will open any areas of the Aircraft upon the reasonable request of Lessor or a Beneficiary.

                   Section 8. COVENANTS OF LESSEE.

                   Lessee covenants and agrees that:

                   (i) MAINTENANCE OF CORPORATE EXISTENCE. Except as provided in
 Section 8(iv) below, during the term of this Lease, Lessee will preserve and maintain its corporate existence. Lessee shall also preserve and maintain its rights, privileges, licenses and franchises in all jurisdictions where the failure to do so would have a materially adversely effect upon the Lessee's ability to meet its obligations under this Lease and the other Operative Documents.

                 (ii) MAINTENANCE OF STATUS. Lessee is, and shall remain so long as it shall be Lessee under this Lease, duly qualified to operate the Aircraft under applicable Law.

               (iii) PAYMENT OF TAXES. Lessee will pay or cause to be paid all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attached thereto and prior to the date on which any lawful claim, if not paid, would become a Lien upon any of the material property of Lessee.

                 (iv) CONSOLIDATION, MERGER, ETC. Without the prior written consent of Lessor and each Beneficiary, Lessee shall not consolidate with, merge with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any other Person unless, upon and after giving effect to such transaction, (A) the surviving entity has at least the same net worth and gross assets as the Lessee immediately prior to such transaction, such surviving entity is Certified Air Carrier and a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act, (C) Lessor shall continue to be entitled to the benefits of Section 1110 of the United States Bankruptcy Code, as in effect from time to time, and (D) each of the Operative Documents shall continue in full force and effect and shall constitute the legally binding and enforceable obligation of such surviving entity.

                   (v) PLACE OF BUSINESS. Lessee will notify Lessor in writing prior to any change of its principal place of business or chief executive office.

                 (vi) NOTICE OF DEFAULT. Promptly after a responsible officer of Lessee obtains knowledge of an event or circumstance that such officer knows constitutes a Default hereunder, Lessee shall notify Lessor in writing of such Default.

               (vii) GOVERNMENTAL CONSENTS. Lessee undertakes to maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations obtained or effected in connection with this Lease (other than those relating to the perfection of a Lender's interest herein and subject to Section 5(b)(i) and Section 6; provided, however, if so requested by a Beneficiary, Lessee shall cooperate with the Beneficiary, at Beneficiary's cost, to perfect the interest of the Lender) and every document or instrument contemplated hereby (including without limitation foreign exchange and transfer permits regarding Dollar amounts due hereunder and thereunder) and to take all such additional action as may be proper or advisable in connection herewith or therewith. Lessee further undertakes to obtain or effect any new or additional governmental consents, licenses, authorizations, approvals, declarations, filings or registrations as may become necessary for the performance of any of the terms and conditions of this Lease or any other document or instrument contemplated hereby; PROVIDED, HOWEVER, that Lessee shall not be required to effect or maintain any governmental consent, authorization or license that is required by a governmental authority in Delaware, Japan, Ireland, New York or the United Kingdom unless required in connection with the conduct of Lessee's business, the operation or maintenance by Lessee of the Aircraft or the performance of Lessee's other obligations under this Lease.

             (viii) SUSPENSION, CESSATION, ETC. Lessee shall not (i) voluntarily suspend all or substantially all of its certificated operations; or (ii) voluntarily or involuntarily permit to be revoked, canceled or otherwise terminated all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof.

                 (ix) CERTIFIED AIR CARRIER. Lessee shall at all times remain a Certified Air Carrier.

                   Section 9. REPLACEMENT OF PARTS; ALTERATIONS, MODIFICATIONS
                              AND ADDITIONS.

                   (a) REPLACEMENT OF PARTS. Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may at its own cost and expense cause to be removed any Parts, whether or not worn out, destroyed, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace at its own cost and expense such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, other than Liens permitted by Section 14 hereof, shall be in at least the same modification status and service bulletin accomplishment status, shall be fully interchangeable as to form, fit and function, shall have been overhauled or repaired and inspected by an agency acceptable to the FAA and shall be in as good an operating condition as, and have a utility at least equal to and a value and remaining warranty reasonably approximating, the Parts replaced (assuming such replaced Parts were in the condition and repair in which they were required to be maintained by the terms hereof) and all historical records since new or last overhaul relating to such Parts (and all historical records since manufacture with respect to Engines, Landing Gears, the APU and all life limited parts installed on any Engine, Landing Gear or
 APU) shall be maintained by Lessee.

                   All Parts owned by Lessor which are at any time removed from the Aircraft shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Aircraft and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft as above provided, (i) title to the removed Part shall thereupon vest in Lessee, free and clear of all rights of Lessor, (ii) title to such replacement Part shall thereupon vest solely in Lessor and (iii) such replacement Part shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Part which it has replaced.

                   (b) ALTERATIONS, MODIFICATIONS AND ADDITIONS. Lessee, at its own expense, shall make such alterations and modifications and additions to the Aircraft as may be required from time to time to meet the applicable standards of the FAA or to comply with any Law, or, if performed by Lessee with respect to a majority of its 737 fleet, any bulletin of the manufacturer of the Aircraft, Engines or Parts. In addition, Lessee, at its own expense, may from time to time make alterations and modifications in and additions to the Aircraft, provided no such alteration, modification or addition diminishes the remaining warranty, value or utility, or impairs the condition or airworthiness, of the Aircraft. Title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such alteration, modification or addition shall vest immediately in Lessor and become subject to this Lease, without the necessity for any further act of transfer, document or notice. Notwithstanding the foregoing sentence of this Section 9(b), Lessor agrees that so long as no Event of Default shall have occurred and be continuing, Lessee may, at such time during the Term, remove any Part of the Aircraft without replacement, provided that (i) such Part is in addition to, and not in replacement or substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such originally incorporated or installed or attached Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Aircraft pursuant to the terms of this Section 9 and (iii) such Part can be removed from the Aircraft without diminishing or impairing the value, utility, condition, cosmetic appearance or airworthiness which the Aircraft would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any such Part as provided in the preceding sentence, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Aircraft (such a part is herein called a "Removable Part"). Lessee, at its sole expense, shall repair any damage to the Aircraft resulting from any such removal. Any Part not removed by Lessee as above provided prior to the return of the Aircraft to Lessor hereunder whether pursuant to Section 16,
 Section 18 or otherwise shall remain the property of Lessor. If any Removable
 Part is (i) owned by any third party and leased to Lessee, (ii) sold to Lessee subject to a conditional sales contract or other security interest or (iii) leased to Lessee pursuant to a lease which is subject to a security interest in favor of any third party, then Lessor will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any such Removable Part as the result of such Removable Part being installed in the Aircraft; provided, however, (a) that Lessor's inability to so acquire or claim is subject to the express condition that such lessor, conditional vendor or secured party shall not acquire or claim, as against Lessor, any right, title or interest in the Aircraft, or any Part other than its interest in such Removable Part by reason of such Removable Part being installed thereon, and (b) that all of Lessee's right, title and interest in and to any Removable Part not removed by Lessee within sixty (60) days after an Event of Default shall, at such time, automatically become the property of Lessor and be subject to this Lease.

                   In addition, with the prior written consent of the Beneficiaries, Lessee may, at its own expense, substitute or replace any Part that is originally installed on the Aircraft on the Delivery Date with another Part provided that (i) no such substitution or replacement diminishes the remaining warranty, value or utility, or impairs the condition or airworthiness, of the Aircraft, (ii) title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such substitution or replacement shall vest immediately in Lessor free and clear of Liens, other than those permitted by Section 14, and become subject to this Lease, without the necessity for any further act of transfer, document or notice, (iii) such substituted or replacement Parts can be removed from the Aircraft without diminishing or impairing the value, utility, condition, cosmetic appearance or airworthiness which the Aircraft would have had at such time had such substitution or replacement not occurred, (iv) Lessee, at its sole expense, shall repair any damage to the Aircraft resulting from any such removal, and (v) nothing herein shall diminish or alter any of Lessee's obligations under Section 16 or Exhibit E hereof to return the Aircraft on the Return Occasion with all Parts (or substitution or replacement Parts of the same make and model) that were originally installed on the Aircraft in the condition required thereby (and including within this clause (v)

 Lessee's obligation by the Return Occasion to re-install any Part for which a substitution or replacement Part was installed on the Aircraft pursuant to this paragraph).

                  In no event shall Lessor bear any liability or cost for any alteration, modification or addition to, or for any grounding or suspension of certification of, the Aircraft, or for any loss of revenue arising therefrom. Lessee shall make no material alterations, modifications or additions to the Aircraft (such as removal of seats, galleys, lavatories, major avionics equipment or the like) that would affect the marketability of the Aircraft without Lessor's and each Beneficiary's prior written consent. if Lessor and each Beneficiary grant such consent, title to such removed Parts shall remain with Lessor and Lessor and the Beneficiaries may request Lessee to reinstall such Parts prior to termination of this Lease. If Lessor or Beneficiaries request Lessee to reinstall such Parts, title to the Parts removed shall vest in Lessee. All costs associated with such removal and reinstallation shall be borne by Lessee.

                   Section 10. GENERAL TAX INDEMNITY.

                   (a) CERTAIN UNITED STATES TAXES. Lessee shall indemnify and hold each Indemnitee harmless from and against all United States Withholding Taxes (as defined herein) and United States Transportation Taxes (as defined herein) which are imposed on such Indemnitee after the date hereof as a result of a Tax Law Change (as defined herein). All payments required to be made by Lessee under this Lease or any other Operative Document to any Indemnitee shall be made free and clear of, and without deduction for or on account of, any such United States Withholding Taxes or United States Transportation Taxes. If any such United States Withholding Taxes or United States Transportation Taxes are required to be withheld or deducted from any such payments, Lessee shall (i) within the period for payment permitted by applicable law pay to the appropriate Governmental Entity or taxing authority the full amount of such United States Withholding Taxes or United States Transportation Taxes (and any such additional United States Withholding Taxes or United States Transportation Taxes in respect of the payment required under clause (ii) hereof) and make such reports and filings in connection therewith in the manner required by applicable Law, and (ii) pay to the relevant Indemnitee an additional amount which (after deduction of all Taxes of any nature incurred by reason of the payment or receipt of such additional amount) will be sufficient to yield to the relevant Indemnitee the full amount which would have been received by it had no deduction or withholding been made. Lessor will, and will cause each Indemnitee to, provide Lessee with such forms or certificates as may from time to time be requested by Lessee (and required by applicable law) in order to establish an exemption from (or reduced rate of) any such United States Withholding Taxes or United States Transportation Taxes. As used herein, (x) the term "TAX LAW CHANGE" means any change after the date hereof in the Code or any treaty or other international agreement to which the United States is a party, any proposed, final or temporary regulations thereunder, or the judicial or official administrative interpretation of any of the foregoing; (y) the term "UNITED STATES TRANSPORTATION TAXES" means the Taxes described in Section 887 of the Code or any successor to such Section; and (z) the term "UNITED STATES WITHHOLDING TAXES" means Taxes imposed by the United States and which are collected by withholding at source, or deduction from, any payments by Lessee hereunder. Notwithstanding the foregoing, Lessee shall have no responsibility for, and shall be entitled to withhold and deduct from payments hereunder or any other Operative Documents, any such United States Withholding Taxes or United States Transportation Taxes:

                   (A) which are imposed by reason of a voluntary transfer or other disposition by the relevant Indemnitee of the Aircraft or this Lease or any interest in either thereof (but not including any transfer or disposition which occurs pursuant to the exercise of remedies arising out of an Event of Default) or which exceed the amount of such United States Withholding Taxes or United States Transportation Taxes which would have been imposed had there not been such a transfer or disposition;

                  (B) which are imposed on an Indemnitee by reason of a failure by such Indemnitee to comply with its obligations set forth in the second preceding sentence of this Section 10(a) or as a direct result of the breach by such Indemnitee of this Lease or the gross negligence or willful misconduct of such Indemnitee;

                   (C) which are imposed solely as a direct result of events or circumstances occurring or arising after return of the Aircraft to Lessor in accordance with this Lease and the performance by Lessee of all of its obligations hereunder; or

                   (D) which the relevant Indemnitee is entitled to utilize as a credit against or in reduction of its liability, if any, for Taxes imposed by the United States for which Lessee is not responsible under
      Section 10(b) hereof.

                   (b) GENERAL TAX INDEMNITY. In addition, and whether or not any of the transactions contemplated by any of the Operative Documents are consummated, except as set forth in Section 10(c), Lessee agrees for the express benefit of each Indemnitee to pay promptly when due, and to indemnify and hold harmless such Indemnitee from, all Taxes (whether imposed upon such Indemnitee, the Aircraft, the Airframe, the Engines, this Lease or any other Operative Document or otherwise), by any Governmental Entity or taxing authority in the United States of America or any other country or any taxing authority or political subdivision thereof or therein or by any international taxing authority, upon or with respect to, based upon or measured by any of the following:

          (i) (x) the Aircraft, the Airframe, any Engine or any Part thereof, or interest therein, this Lease or any of the other Operative Documents, (y) the importation, exportation, condition, manufacture, purchase (under the Operative Documents or otherwise), ownership, delivery, redelivery, nondelivery, acceptance, rejection, assignment, possession, repossession, return, use, performance, operation, control, settlement of any insurance or other claim, sale, mortgaging, pledging, financing, leasing, subleasing, liens, rental, retirement, abandonment, registration, preparation, installation, modification, repair, testing, maintenance, replacement, transportation, storage, location, condition, registration, reregistration, deregistration, sale, transfer of title or other application or disposition of the Aircraft, the Airframe, any Engine or any Part thereof or (z) the rentals, receipts or earnings arising therefrom (including without limitation the Rent) and any other amounts paid or payable with respect thereto or under any Operative Document, or

          (ii) the Lease or the other Operative Documents, or

          (iii) otherwise with respect to or in connection with the transactions contemplated by the Lease and the other Operative Documents.

                   (c) EXCEPTIONS TO INDEMNITY. The indemnity provided for in
 Section 10(b) does not extend to any of the following Taxes:

          (i) Taxes imposed on any Indemnitee in any jurisdiction in which such Indemnitee is subject to such Taxes solely as a result of transactions or activities unrelated to the transactions or activities contemplated by the Operative Documents;

          (ii) Taxes imposed on an Indemnitee as a result of a voluntary transfer or other disposition of the Aircraft or this Lease or any interest in either thereof by the Lessor or such Indemnitee unless such transfer or disposition occurs pursuant to the exercise of remedies arising out of an Event of Default (provided that Lessor and such Indemnitee shall in such event consider in good faith any reasonable request by Lessee concerning an appropriate jurisdiction in which such sale, transfer or disposition shall be made);

          (iii) Taxes attributable solely to events or circumstances occurring or arising after return of the Aircraft to Lessor in accordance with this Lease and the performance by Lessee of all of its obligations hereunder;

          (iv) Taxes on an Indemnitee resulting solely as a direct result of the breach of this Lease, gross negligence or willful misconduct of such Indemnitee;

          (v) Taxes which (A) are United States federal income Taxes (other than United States Withholding Taxes or United States Transportation Taxes) or any value added, consumption or similar Taxes which are imposed in lieu of or in replacement of United States federal income Taxes to which the relevant Indemnitee was theretofore subject or (B) are Taxes on, based on, or measured by the net income of an Indemnitee and are imposed by any Governmental Entity (other than the United States) or taxing authority thereof (or any Taxes which are expressly imposed by such Governmental Entity or taxing authority in lieu of Taxes on, based on, or measured by net income) except to the extent that such Taxes are imposed by reason of the use or operation of the Aircraft, the presence of Lessee or the making of payments by Lessee from, such jurisdiction; PROVIDED, HOWEVER, that this exclusion shall not apply to Taxes which are, or are in the nature of, sales, use, excise and similar Taxes;

          (vi) Taxes (other than Taxes described in Section 10(c)(v)) which are imposed in any taxing jurisdiction except to the extent that (A) such Taxes are imposed solely by reason of the use or operation of the Aircraft, the presence of Lessee or the making of payments by Lessee from, such jurisdiction ("Use Jurisdiction Taxes") and (B) such Use Jurisdiction Taxes exceed in the aggregate the amount of Taxes which would have been payable in such jurisdiction in the absence therein of the use or operation of the Aircraft, the presence of Lessee or the making of payments by Lessee from, such jurisdiction;

          (vii) Taxes arising out of, with respect to, based on or measured by the granting by any Indemnitee of a security interest in the Aircraft or any portion thereof or the value or principal amount of any debt created by any Indemnitee; or

          (viii) Taxes for which the relevant Indemnitee has expressly assumed responsibility under this Lease or any other Operative Document.

                   (d) AFTER TAX BASIS. The amount which Lessee is required to pay or indemnify against with respect to any amounts required to be paid or indemnified against under this Section 10 or Section 13 shall include an additional amount necessary to hold the recipient of the payment or indemnity harmless on an after-tax basis from all Taxes (whether or not such taxes are excluded under Section 10(a) or 10(c)), required to be paid by such recipient with respect to such payment or indemnity, so as to restore the recipient on an after-tax basis to the same position such recipient would have been in had such amounts not been incurred or payable, after giving credit to Lessee for any savings by such recipient in respect to any such Taxes by reason of deductions, credits, allocations, or allowances in respect of the payment or accrual of the amount indemnified against, including, without limitation, amounts described in
 Section 10(a), Section 10(b) and/or this Section 10(d). All determinations as to the amount and timing of realization of such tax savings shall be made by the relevant Indemnitee in its sole good faith discretion, it being understood that (i) Lessee shall have no right to examine or inspect any tax returns or reports of such Indemnitee or any documents or records relating thereto, and that (ii) a failure by the relevant Indemnitee to comply with its obligations under this Section 10(d) shall not excuse Lessee from the performance of its obligations under this Section 10 or Section 13.

                   (e) TIMING OF PAYMENT. Any amount due and payable to the relevant Indemnitee pursuant to this Section 10 will be paid within 10 days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable; PROVIDED, HOWEVER, that such amount need not be paid by Lessee prior to the later of (i) five days prior to the date the applicable Tax is payable to the appropriate Governmental Entity or taxing authority or (ii) in the case of amounts which are being contested by Lessee in good faith or by Lessor pursuant to Section 10(f), the date such contest is finally resolved. If requested in writing by Lessee, and at Lessee's sole cost and expense, any calculations by an Indemnitee of any amount due and payable hereunder shall be subject to review and verification by a firm of independent certified public accounts of internationally recognized stature selected by such Indemnitee and reasonably acceptable to Lessee (such approval not to be unreasonably withheld or delayed). Such Indemnitee shall make available to such accounting firm such information as shall be necessary for purposes of such review and verification (but such information shall be held by such accounting firm in strictest confidence and shall not in any event be disclosed or made available to Lessee). If the result of such review is that Lessee was liable for a smaller amount, the excess payment shall be returned by such Indemnitee forthwith.

                   (f) TAX CONTESTS. (i) If written claim is made against an Indemnitee for, or any Indemnitee acquires actual knowledge of a claim relating to, Taxes with respect to which Lessee is or may be liable for a payment or indemnity hereunder, such Indemnitee will, and Lessor shall cause such Indemnitee to, promptly give Lessee notice in writing of such claim or Tax; PROVIDED, HOWEVER, that such Indemnitee's failure to give notice will not relieve Lessee of its obligations hereunder, except as to Taxes and expenses which would have been avoidable in the absence of, and penalties resulting from, such Indemnitee's failure to give such notice. So long as (i) a contest of such Taxes does not involve any danger of the sale, forfeiture or loss of the Aircraft or any interest therein, (ii) Lessee has provided Lessor with an opinion of independent tax counsel acceptable to such Indemnitee that a meritorious basis exists for contesting such claim and (iii) Lessee has made adequate reserves for such Taxes or, if required by the relevant Indemnitee, an adequate bond has been posted by Lessee, then the Indemnitee at Lessee's written request will in good faith, with due diligence and at Lessee's sole cost and expense, contest (or, upon Lessee's written request, permit Lessee to contest in the name of the Indemnitee) the validity, applicability or amount of such Taxes. If such contest is to be initiated by the payment of, and the claiming of a refund for, any Taxes, Lessee shall advance to the relevant Indemnitee sufficient funds (on an interest-free basis) to make such payments and shall have agreed to indemnify such Indemnitee for any tax consequences resulting from such advance of funds. Although the relevant Indemnitee may consult in good faith with Lessee concerning the conduct of any contest, such Indemnitee shall control the conduct of all proceedings relating to any such contest which is brought by or on behalf of such Indemnitee. Any contest initiated hereunder may be settled or discontinued by the relevant Indemnitee at any time provided that such Indemnitee shall have waived any right to indemnification for the Taxes being contested. Notwithstanding the foregoing, if (x) a claim relates solely to Taxes for which the Lessee has acknowledged in writing that it is liable under this Section 10,
 (y) such claim can be severed and contested separately from all other claims asserted against the relevant Indemnitee by the same taxing authority, and (z) Lessee has made adequate reserves for the Taxes claimed or, if requested by such Indemnitee, has posted an adequate bond for the payment of such Taxes, then Lessee may, at its sole cost and expense, assume control of the contest of such claim, provided that Lessee shall keep such Indemnitee fully informed as to the conduct of all proceedings relating to such contest.

                   (g) REFUNDS. Upon receipt by the relevant Indemnitee of a refund of all or any part of any Taxes (including without limitation any deductions or withholdings referred to in Section 10(a)) which Lessee has paid, such Indemnitee will, and Lessor will cause such Indemnitee to, pay to Lessee the net amount of such taxes refunded, together with any interest (and, to the extent previously paid by Lessee, any attorneys' fees or other costs awarded as a result of a contest pursuant to Section 10(f)) received by such Indemnitee with respect thereto; PROVIDED, HOWEVER, that no amount shall be payable to the Lessee under this Section 10(g) if a Default or an Event of Default shall have occurred and be continuing or prior to the time that Lessee shall have paid to the relevant Indemnitee all amounts then due and owing to such Indemnitee under this Section 10.

                   (h) COOPERATION IN FILING TAX RETURNS. In case any report or return is required with respect to any Taxes which are subject to indemnification by Lessee under this Section 10, Lessee will either make such report or return in such manner as will show the respective interests of Lessor and/or each relevant Indemnitee in the Aircraft, and send a copy of such report or return to Lessor and such Indemnitee or will notify the Lessor or such Indemnitee of such requirement, prepare such report or return in such manner as shall be reasonably satisfactory to the Lessor or such Indemnitee, and present such report or return to Lessor or such Indemnitee for execution and proper filing. If actual notice is given by any taxing authority to an Indemnitee that a report or return is required to be filed with respect to any such Taxes referred to in this Section 10, the Indemnitee shall, and Lessor shall cause the Indemnitee to, promptly notify Lessee of such required report or return. Each Indemnitee agrees, and Lessor shall cause each Indemnitee, to respond to any reasonable request of Lessee for information within the control of such Indemnitee with respect to the filing of any such report or return, but Lessee agrees to pay any reasonable costs, fees or other charges of independent counsel or independent accountants incurred in connection with such response or request. Lessee will cooperate with each Indemnitee in providing information which may reasonably be required to fulfill such Indemnitee's tax filing requirements and any audit information request arising from such filing. Each Indemnitee shall, and Lessor shall cause each Indemnitee to, cooperate with Lessee in providing information which may reasonably be required to fulfill Lessee's tax filing requirements and any audit information request arising from such filing.

                   (i) TAX SAVINGS. If as a result of the payment or accrual of Taxes paid or indemnified by the Lessee an Indemnitee shall realize and recognize any savings with respect to Taxes, such Indemnitee shall promptly notify the Lessee that it has realized and recognized such savings and shall pay to the Lessee within thirty (30) days of the realization of such savings an amount equal to (i) the net reduction in Taxes realized and recognized by such Indemnitee and (ii) the amount of any further net reduction in taxes realized and recognized under such tax laws as a result of payments pursuant to this sentence; PROVIDED, HOWEVER, that no amount shall be payable to the Lessee under this Section 10(i) if a Default or an Event of Default shall have occurred and be continuing or prior to the time that Lessee shall have paid to the relevant Indemnitee all amounts then due and owing to such Indemnitee under this Section 10 and that a subsequent disallowance of any such tax savings shall be subject to indemnity hereunder without regard to any exclusions set forth in this Section 10. All determinations as to the amount and timing of realization of such tax savings shall be made by the relevant Indemnitee in its sole good faith discretion, it being understood that (i) Lessee shall have no right to examine or inspect any tax returns or reports of such Indemnitee or any documents or records relating thereto, and that (ii) a failure by the relevant Indemnitee to comply with its obligations under this Section 10(i) shall not excuse Lessee from the performance of its obligations under this
 Section 10.

                   (j) REVERSE INDEMNITY. If Lessee shall be required to pay any amount attributable to Taxes of any Indemnitee for which Lessee is not responsible under this Section 10, such Indemnitee shall reimburse Lessee for the amount of any such excess payment within 5 days after demand therefor.

                   Section 11. CASUALTY OCCURRENCES.

                   (a) CASUALTY OCCURRENCE WITH RESPECT TO THE AIRFRAME. Promptly (and in any event within seven (7) days) after a Casualty Occurrence with respect to the Airframe and any Engine then installed thereon, Lessee shall give Lessor and each Beneficiary written notice of such occurrence. On the thirtieth (30th) day (or earlier if the insurance or other proceeds have been paid earlier) after the date of the Casualty Occurrence, Lessee shall pay to Lessor in immediately available funds the sum of (A) the Casualty Value of the Aircraft less an amount equal to the daily equivalent of Basic Rent (computed on the basis of a 365-day year) for each day during the period commencing the day after the payment of Casualty Value and extending to the day before the Basic Rent Payment Date immediately succeeding the date of payment of such Casualty Value and (B) all other Rent, other than amounts paid pursuant to clause (A), then due and payable. Upon such payment (i) the obligation of Lessee to make further payments of Basic Rent hereunder shall terminate, (ii) the Term shall terminate with respect to the Aircraft and (iii) Lessor will transfer to Lessee or applicable insurer, free and clear of Lessor's Liens and all other Liens arising by or through Lessor, any Beneficiary or any Lender but otherwise without recourse or warranty, all of Lessor's right, title and interest, if any, in and to the Airframe and Engines (if any) suffering the Casualty Occurrence, as well as all of Lessor's right, title and interest in and to any Engine constituting part of the Aircraft but not installed thereon at the time of the Casualty Occurrence; provided, however, that there shall be excluded from such transfer any and all claims against any Persons which arose prior to the date of such transfer, including without limitation any and all claims against any Persons who may have been responsible, in whole or in part, for the events giving rise to such Casualty Occurrence.

                   (b) CASUALTY OCCURRENCE WITH RESPECT TO AN ENGINE. Upon a Casualty Occurrence with respect to an Engine only, Lessee shall give Lessor and each Beneficiary prompt written notice thereof and shall, within forty-five
 (45) days after such occurrence, convey to Lessor, as replacement for the Engine suffering a Casualty Occurrence, title to a Replacement Engine; PROVIDED, HOWEVER, that such 45-day period shall be extended to 180 days after the occurrence of such Casualty Occurrence if Lessee shall, prior to the end of such 45-day period, have delivered to Lessor or the Beneficiaries all proceeds of the insurance payable with respect to such damaged Engine and the amount of such proceeds is at least equal to the replacement value thereof (as determined reasonably and in good faith by the Beneficiaries). Each Replacement Engine shall be (i) free of all Liens, (ii) in as good an operating condition as the Engine being replaced, assuming the Engine being replaced was in the condition and repair required by the terms hereof immediately prior to the Casualty Occurrence, and (iii) in a condition (including as to the status of all logs, records and technical documents) acceptable to the Beneficiaries in their sole discretion, as evidenced by their written acknowledgement thereof. Prior to or at the time of any such conveyance, Lessee, at its own expense, will promptly

 (i) furnish Lessor with a full warranty bill of sale, in form and substance reasonably satisfactory to Lessor and each Beneficiary, with respect to such Replacement Engine; (ii) cause a supplement hereto, in form and substance reasonably satisfactory to Lessor and each Beneficiary, subjecting such Replacement Engine to this Lease, to be duly executed by Lessee, and recorded pursuant to applicable Law; (iii) furnish Lessor and each Beneficiary with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of Section 12 hereof with respect to such Replacement Engine as Lessor or such Beneficiary may reasonably request; (iv) if reasonably requested by Lessor or any Beneficiary, furnish Lessor with an opinion of Lessee's counsel to the effect that title to such Replacement Engine has been duly conveyed to Lessor and each Beneficiary, and that such Replacement Engine is duly leased hereunder; (vi) furnish a certificate signed by a duly authorized financial officer or executive of Lessee certifying that, upon consummation of such replacement, no Default will exist hereunder; (vii) furnish Lessor and each Beneficiary with such documents (including but not limited to all technical documents) as Lessor or such Beneficiary may reasonably request in connection with the consummation of the transactions contemplated by this Section 11(b), in each case in form and substance satisfactory to Lessor and such Beneficiary; and (viii) furnish such financing statement covering the Replacement Engine as may be requested by Lessor or any Beneficiary. Upon full compliance by Lessee with the terms of this Section 11(b), Lessor will transfer to Lessee all of Lessor's right, title and interest in the Engine which suffered the Casualty Occurrence free and clear of Lessor's Liens and all other Liens arising by or through Lessor, any Beneficiary or any Lender. For all purposes hereof, each such Replacement Engine shall be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein and shall be deemed part of the Aircraft. No Casualty Occurrence covered by this Section 11(b) shall result in any reduction in Rent.

                   (c) APPLICATION OF PROCEEDS AND PAYMENTS. Any payments received at any time by Lessor or by Lessee from any insurer under any policy of insurance (other than liability insurance) shall be applied in the manner specified in Section 12(d), 12(e) or 12(f) hereof as applicable. Subject to
 Section 11(f) hereof, any payments received at any time by Lessor or Lessee from any Governmental Entity or other Person with respect to a Casualty Occurrence will be applied as follows:

          (i) unless clause (ii) below is applicable, so much of such payments as shall not exceed the Casualty Value required to be paid by Lessee pursuant to Section 11(a) of this Lease shall be paid to Lessor in reduction of Lessee's obligation to pay such Casualty Value if not already paid by Lessee or, if already paid by Lessee (unless a Default shall have occurred and be continuing), shall be applied by Lessor to reimburse Lessee for its payment of such Casualty Value and the balance of such payment, if any, remaining thereafter (if such payment is received with respect to insurance other than liability insurance) (unless a Default shall have occurred and be continuing) shall be paid over to, or retained by, Lessee, except to the extent any such amount is specifically allocable to an interest of Lessor; or

        (ii) if such payments are received as a result of a Casualty Occurrence with respect to an Engine which is being replaced pursuant to Section 11(b), unless a Default shall have occurred and be continuing (and except as otherwise contemplated by Section 11(b) if the 45-day period specified for the replacement thereof is to be extended to 180 days, as therein provided), all such payments shall be paid over to, or retained by, Lessee if Lessee shall have fully performed or, concurrently therewith has fully performed, the terms of
     Section 11(b) and of Section 15 hereof with respect to the Casualty Occurrence for which such payments are made.

                   (d) REQUISITION FOR USE BY GOVERNMENT WITH RESPECT TO THE AIRCRAFT. In the event of the requisition for use by a Governmental Entity of the Airframe or any Engine (other than a requisition constituting a Casualty Occurrence), all Lessee's obligations under this Lease with respect to the Airframe or Engine shall continue to the same extent as if such requisition had not occurred. All payments received by Lessor or Lessee from the Governmental Entity for the use of the Airframe or Engine during the Term therefor shall be paid over to, or retained by, Lessee if no Default shall have occurred and be continuing; and all payments received by Lessor or Lessee from the Governmental Entity for the use of such item after the Term therefor shall be paid over to, or retained by, Lessor.

                   (e) OTHER DISPOSITIONS. Any amounts not payable to or retainable by Lessee pursuant to this Section 11 or Section 12 hereof because a Default shall have occurred and be continuing shall be held by Lessor and shall be paid over to Lessee when such Default shall cease to be continuing, except that if Lessor shall have theretofore declared this Lease to be in default pursuant to Section 18 hereof, such amounts shall be retained by Lessor and disposed of in accordance with the provisions thereof, with any balance remaining to be paid to Lessee.

                   (f) APPLICATION IN DEFAULT. Any amount referred to in clause
 (i) or (ii) of Section 11(c) which is otherwise payable to Lessee shall not be paid to Lessee, or, if it has been previously paid to Lessee, and not yet applied by Lessee as permitted or required hereunder shall be delivered from Lessee to Lessor if at the time of such payment a Default shall have occurred and be continuing. In such case, all such amounts shall be paid to and held by Lessor as security for the obligations of Lessee or, at the option of Lessor, applied by Lessor toward payment of any of Lessee's obligations at the time due hereunder, as Lessor may elect. At such time as there shall not be continuing any such Default, all such amounts at the time held by Lessor in excess of the amount, if any, which Lessor has elected for application as provided above shall be paid to Lessee.

 Section 12. INSURANCE.

                   (a) PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE. Lessee will carry and maintain in effect, at its own expense, with Approved Insurers, comprehensive public liability insurance (including, without limitation, contractual liability and passenger legal liability) and property damage insurance with respect to the Aircraft of the type usual and customary by commercial scheduled airline standards for airline carriers operating similar aircraft and providing for no less coverage than is carried by Lessee on similar aircraft in its fleet. Such insurance shall be in an amount not less than the amount applicable to similar passenger aircraft and engines which comprise Lessee's fleet, and in any event not less than the amount under "Public Liability and Property Damage Insurance" as set forth on Exhibit C-2 hereto Lessee shall not discriminate against the Aircraft in providing such insurance.

                   (b) INSURANCE AGAINST LOSS OR DAMAGE. Lessee, at its own expense, will maintain in effect with Approved Insurers "all-risk" ground and flight aircraft hull insurance (which shall include, but not be limited to, comprehensive war risk and allied perils, hijacking, a disappearance clause and coverage against strikes, riots, commotions or labor disturbances, malicious acts or acts of sabotage and unlawful seizure (including confiscation, arrest, nationalization, seizure, restraint, detention, appropriation, requisition or destruction thereat, by or under authority of any Governmental Entity), or wrongful exercise of control of the Aircraft in flight by a person on board the Aircraft acting without the consent of Lessee) covering the Aircraft and "all risk" coverage insurance with respect to Engines and Parts while not installed on the Aircraft or an aircraft, which in each case is at least as broad as coverage maintained by passenger airlines similarly situated to Lessee and operating similar aircraft and engines which comprise Lessee's fleet (it being understood that the obligations hereby imposed upon Lessee by reference to coverage maintained by other airlines is not intended to result in an increase in the definition of Casualty Value). Such insurance shall be for an amount not less than the Casualty Value for the Aircraft and, where "all-risk" hull and war risk are insured separately, shall, in relation to the applicable policies, incorporate a 50/50 clause based on AVS 103, between the underwriters. Such insurance may include provisions for deductibles in an amount usual and customary by commercial scheduled airline standards for airline carriers operating similar aircraft provided that (i) the amount of such deductibles must be no greater than the lowest deductible amount applying to any B737-25A aircraft in Lessee's fleet and (ii) in no event shall the amount of such deductibles exceed the amount under "Deductible Amount" set forth on Exhibit C-2 hereto.

                   (c) REQUIRED POLICY DESIGNATIONS AND PROVISIONS. Each and any policy of insurance obtained and maintained pursuant to this Section, and each and any policy obtained in substitution or replacement for any such policies, shall: (i) designate Lessor as owner of the Aircraft covered thereby, and shall designate Lessor (in its individual capacity and as Owner Trustee), each Beneficiary and their assigns as additional insureds (and, with respect to each policy of insurance obtained and maintained pursuant to Section 12(b) hereof, Beneficiaries as loss payee), as their interests may appear warranted each as to itself no operational interest (but without imposing upon Lessor, any Beneficiary or their assigns, any obligation to pay any premiums for any such policies); (ii) expressly provide that, in respect of the interests of Lessor, each Beneficiary and their assigns, in such policies, the insurance shall not be invalidated by any action or omission of Lessee, and shall insure Lessor, such Beneficiary and their assigns, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee;
 (iii) provide that if such insurance is canceled by the Approved Insurers for any reason whatsoever, or is adversely changed in any way with respect to the interests of Lessor, any Beneficiary or their assigns, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, adverse change or lapse shall not be effective as to Lessor, such Beneficiary and their assigns, for thirty (30) days (seven (7) days or such lesser period as may be applicable in the case of any war risks or allied perils coverage) after receipt by Lessor and such Beneficiary of written notice by such insurer or insurers to

 Lessor and such Beneficiary of such prospective cancellation, change or lapse,
 (iv) include coverage for the territorial limits of any country in which the Aircraft may at any time be located; (v) provide that, as against Lessor, each Beneficiary and their assigns, the insurer waives any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, and waives any rights it may have to be subrogated to any right of any insured against Lessor, such Beneficiary or their assigns, with respect to the Aircraft to the same extent that Lessee has waived its rights of subrogation by the terms of its agreements to indemnify any such party pursuant to this Lease; and
 (vi) provide that (a) unless Lessor or any Beneficiary shall provide written notice to the Approved Insurers that an Event of Default shall have occurred and be continuing, any payment in respect of any damage or loss not in excess of $500,000 shall be payable directly to the Lessee or its order; PROVIDED, that Lessor and each Beneficiary shall be given prompt written notice of any payment in respect of any damage or loss to the Aircraft in excess of $150,000 and (b) any payment in respect of any damage or loss in excess of $500,000 (or all proceeds whether or not in excess of $500,000 if an Event of Default shall have occurred and be continuing), shall be payable directly to the Beneficiaries or their assignees as loss payees, for the account of all interests. Each such liability policy shall be primary without right of contribution from any other insurance which may be carried by Lessor, any Beneficiary or their assigns, and shall expressly provide that all of the provisions thereof shall operate in the same manner as if there were a separate policy covering each insured, provided that such provisions shall not operate to increase the insurer's limit of liability.

                   Lessee shall have the right to carry insurance in reasonable excess of the amounts required hereunder and the proceeds of such excess insurance shall be payable to Lessee; PROVIDED that any such excess insurance shall not prejudice the insurance required to be maintained by Lessee hereunder and Lessee shall, upon request of a Beneficiary, notify the Beneficiaries of the nature and amount of such excess insurance. Similarly, Lessor and each Beneficiary shall have the right to carry additional and separate insurance for its own benefit at its own expense, without, however, thereby limiting Lessee's obligations under this Section 12.

                   (d) APPLICATION OF INSURANCE PROCEEDS FOR A CASUALTY OCCURRENCE. It is agreed that insurance payments which arise from any policy of insurance carried by Lessee and received as the result of the occurrence of a Casualty Occurrence shall be applied as follows:

                   (i) if such payments are received with respect to a Casualty Occurrence relating to the Airframe and Engines or engines installed on the Airframe, so much of such payments as shall not exceed the amounts due under Section 11(a) hereof shall be paid to Lessor for immediate application toward sums owed by Lessee, and the balance to Lessee; and

                   (ii) if such payments are received with respect to a Casualty Occurrence relating to an Engine under circumstances contemplated by
      Section 11(b) hereof, such payment shall be paid over to Lessee, provided that Lessee shall have fully performed or, concurrently therewith, fully performs the terms of Section 11(b) hereof.

                   (e) APPLICATION OF INSURANCE PROCEEDS FOR OTHER THAN A CASUALTY OCCURRENCE. As between Lessor and Lessee all insurance payments in excess of $500,000 that are received by Lessor or the Beneficiaries under policies required to be maintained by Lessee pursuant to Section 12(b) as a result of any property damage or loss to the Airframe or any Engine not constituting a Casualty Occurrence, or to any Part will be held by Lessor or the Beneficiaries until Lessee furnishes Lessor with satisfactory evidence that the repairs or replacement property Lessee is required to perform or obtain in accordance with the terms of Section 9 of this Lease have been made or obtained by Lessee or, to the extent necessary to enable Lessee to make required progress payments in accordance with the workscope relating to the repair of the Aircraft, Lessor or the Beneficiaries shall make such interim progress payments upon receipt of copies of appropriate invoices or other evidence of the completion of the related work or the purchasing of related materials in accordance with the terms of such workscope or the related repair contract. Upon receipt of such evidence of repair or replacement, Lessor shall pay Lessee the amount of the insurance payment received with respect to such loss less the amount of any progress payments made to Lessee pursuant to this Section 12(e).

                   (f) APPLICATION IN DEFAULT. Any amount referred to in
Section 12(d)(i) or (ii) or Section 12(e) which is otherwise payable to Lessee shall not be paid to Lessee, or, if it has been previously paid to Lessee, shall be delivered by Lessee to Lessor, if at the time of such payment, an Event of Default shall have occurred and be continuing. In either case, all such amounts shall be held by Lessor as security for the obligations of Lessee or, at the option of Lessor, applied by Lessor toward payment of any of Lessee's obligations at the time due hereunder. At such time as there shall not be continuing any such Event of Default, all such amounts at the time held by Lessor in excess of the amount, if any, which Lessor has elected for application as provided above shall be paid to Lessee.

                   (g) CERTIFICATES OF INSURANCE. On or before the Delivery Date, and thereafter on each renewal by Lessee of the insurance required hereby, but not less often than annually, Lessee will furnish to Lessor and each Beneficiary a certificate executed and delivered by an Approved Insurance Broker who is authorized by an Approved Insurer, appointed by Lessee, describing in reasonable detail insurance carried on the Aircraft and certifying that the insurance then maintained on the Aircraft complies with
Section 12 of this Lease. Lessee will cause such Approved Insurance Broker who is authorized by an Approved Insurer to agree to advise Lessor and each Beneficiary in writing at least thirty (30) days (seven (7) days or such lesser period as may be applicable in the case of any war risk and allied perils coverage) prior to the termination or cancellation by the underwriters for any reason (including, without limitation, failure to pay the premium therefor) of any such insurance. Lessee further agrees to cause such Approved Insurance Broker (i) to advise Lessor and each Beneficiary in writing (x) as soon as such Approved Insurance Broker has knowledge that any insurance coverage carried and maintained on the Aircraft pursuant to this Section 12 will not be renewed or available upon expiration of the then existing insurance and (y) not later than seven (7) days prior to the expiration of the then existing insurance if Lessee has not given notice renewal instructions to the Approved Insurance Broker, and
(ii) to deliver directly to Lessor and each Beneficiary the certificate of insurance described above in this paragraph (g) upon such renewal.

                   (h) Any insurance described above shall be placed and maintained throughout the Term in the London, Tokyo, United States, French or German aviation insurance markets with Approved Insurers, and Lessee's obligations under this Section 12 shall not be terminated or diminished in any respect for any reason, including any subleasing of the Aircraft; PROVIDED, HOWEVER, that if, in connection with any sublease of the Aircraft permitted hereby, the Permitted Sublessee is required by law to place or maintain some or any part of the insurance required hereby in an aviation insurance market other than the London, Tokyo, United States, French or German aviation insurance market, then Lessee shall cause such Permitted Sublessee to place and maintain in the London, Tokyo or United States aviation insurance market re-insurance policies fully covering such insurance, and any such re-insurance policy shall contain a "cut through" clause in form, scope and substance reasonably satisfactory to Lessor and each Beneficiary. In the event of any sublease of the Aircraft, Lessee shall cause to be delivered to Lessor and to each Beneficiary at least five Business Days prior to the commencement of such sublease, appropriate certificates of insurance and re-insurance complying with the requirements of CLAUSE (g) above.

                   (i) Notwithstanding anything in this Section 12 to the contrary, during the period of any CRAF activation contemplated in Section 11(d) of this Lease, Lessor will accept the indemnification by the full faith and credit of the United States government in lieu of the insurance coverage required by this Section 12; provided, however, that (i) such indemnification by the United States government shall provide coverage against the same risks and on the terms as the risks and terms required by Section 12, (ii) such indemnification shall be in amounts that are not less than the insurance coverage contemplated in this Section 12, and (iii) Lessee shall not subject the Aircraft to the CRAF program without the Beneficiaries, prior written consent.

                   Section 13. INDEMNIFICATION.

                   Subject only to the limitations described in the last paragraph of this Section 13, Lessee agrees to indemnify, reimburse, hold harmless, protect and defend each Indemnitee for, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable attorney's fees and other reasonable costs and expenses in connection herewith or therewith, including any of the foregoing arising or imposed with or without Lessor's or Beneficiaries' fault or negligence (whether passive or active) or under the doctrine of strict liability (any and all of which are hereafter referred to as "Claims") which in any way may result from, pertain to or arise in any manner out of, or are in any manner related to (i) the Aircraft or any this Lease or Operative Documents or any document executed in connection herewith, or the breach of any representation, warranty or agreement made by Lessee hereunder or under any other such document, or (ii) the condition, manufacture, re-delivery, lease, acceptance, rejection, possession, return, disposition, storage, maintenance, use or operation of the Aircraft either in the air or on the ground, or (iii) any defect in the Aircraft (whether or not discovered or discoverable by Lessee or Lessor or any Beneficiary) arising from the material or any articles used therein or from the design, testing or use thereof or from any maintenance, service, repair, overhaul or testing of the Aircraft, whether or not the Aircraft is in the possession of Lessee, and regardless of where the Aircraft may then be located, or (iv) any transaction, approval or document contemplated by this Lease, Operative Documents or given or entered into in connection herewith; provided, however, that Lessee shall be subrogated to all rights and remedies which Lessor may have against the Manufacturer of the Aircraft and its subcontractors or any other party as to any such Claims, but only to the extent that Lessee satisfies its indemnification to the Indemnitees with respect to such Claims. Nothing herein shall require Lessee to indemnify any Indemnitee in respect of any Claim to the extent the facts or circumstances that form the basis for such Claim arose or existed prior to the Delivery Date, unless such Claim or any losses, costs (including attorneys, fees or expenses) or damages arise or are increased as a result of a breach by Lessee of its agreements herein or otherwise relate to such a breach (including the breach of any obligation to remedy a fact or circumstance that arose or existed prior to the Delivery Date). In the event Lessee is required to indemnify any Indemnitee hereunder, Lessee shall, upon demand, pay to such Indemnitee an amount which, after deduction of all Taxes and like charges required to be paid by such Indemnitee in respect of such payment, is equal to the amount of the indemnification required; provided, however, that Lessee shall not be required to pay or discharge any Claim brought by a third party so long as the validity or the amount thereof shall be diligently contested in good faith and on reasonable grounds by Lessee, at no cost or expense to Lessor.

                   Subject to Lessee's rights under Section 20(f), Lessee hereby waives, and releases each Indemnitee from, any Claims (whether existing now or hereafter arising) for or on account of or arising or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use or operation of the Aircraft, either in the air or on the ground, or which may be caused by any defect in the Aircraft from the material or any article used therein or from the design or testing thereof, or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft regardless of when such defect may be discovered, whether or not the Aircraft is at the time in the possession of Lessee, and regardless of the location of the Aircraft at any such time.

                   The indemnities contained in this Section 13 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease and are expressly made for the benefit of and shall be enforceable by each Indemnitee; PROVIDED, that, unless an Event of Default shall have occurred and be continuing, Lessee shall not be obligated to pay any indemnity pursuant to this

Section 13 with respect to any amount to the extent that such amount arises out of or is measured by acts, failures to act, events or periods of time (or any combination of the foregoing) that occur after the Aircraft has been redelivered to Lessor pursuant to and in accordance with Section 16 hereof (under circumstances not involving a repossession pursuant to Section 18 hereof) and is no longer subject to this Lease and all obligations of the Lessee under this Lease have been discharged (other than obligations which by their express terms survive the expiration of the Term of this Lease) unless any such act or event shall itself result from or be attributable to an act or omission of Lessee which occurred prior to the redelivery of the Aircraft and the discharge of Lessee's obligations under the Lease.

                   Notwithstanding the foregoing provisions of this Section 13, Lessee shall not be obligated to make any payment by way of indemnity to any Indemnitee in respect of any Claims to the extent such Claims result from the willful misconduct or gross negligence of such Indemnitee or to the extent relating solely to the breach or misrepresentation of Lessor or a Beneficiary under an Operative Document.

                   Section 14. LIENS.

                   Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft or Engines, title thereto or any interest therein, except (i) the respective rights of Lessor and Lessee as herein provided; (ii) Lessor's Liens or any other Lien arising by or through Lessor, a Beneficiary or a Lender with respect to the Aircraft or Engines; (iii) Liens for Taxes either not yet due or being contested in accordance with Section 10 hereof, so long as adequate reserves are maintained with respect to such Liens and so long as the Aircraft or such Engine is not in danger of being lost, sold, confiscated, forfeited or seized as a result of any such Lien or contest; and (iv) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business, which either are not due and owing or are being contested in good faith by Lessee so long as the Aircraft or such Engine is not in danger of being lost, sold, confiscated, forfeited or seized as a result of any such Lien or contest. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien (except for the Liens referred to in clauses (i), (ii), (iii) and (iv) of this Section 14) if the same shall arise at any time with respect to the Aircraft or any Engine (including any Part).

                   Section 15. PERFECTION OF TITLE AND FURTHER ASSURANCES.

                   If at any time, any filing or recording is reasonably necessary to protect the interests of Lessor or the Beneficiaries, Lessee, upon request by Lessor or any Beneficiary, shall cause this Lease and any and all additional instruments which shall be executed pursuant to the terms hereof, to be kept, filed and recorded and to be re-executed, re-filed and re-recorded in the appropriate office or offices pursuant to applicable Laws, to perfect, protect and preserve the rights and interests of Lessor hereunder and in the Aircraft. At the reasonable request of Lessor or any Beneficiary, Lessee shall furnish to Lessor and each Beneficiary an opinion of counsel or other evidence satisfactory to Lessor of each such filing or re-filing and recordation or re-recordation. All costs (including attorneys' fees and expenses) relating to effecting and maintaining the registration of this Lease, including the Lease Supplement, or any related document, shall be borne and paid by Lessee. All costs (including attorneys' fees and expenses) relating to effecting and maintaining the registration of the Aircraft with the FAA shall be borne and paid by Lessor or the Beneficiaries, provided that Lessee shall cooperate with Lessor and the Beneficiaries in connection therewith as provided above and bear the cost of changing the registration number of the Aircraft.

                   Without limiting the foregoing, Lessee shall do or cause to be done, at Lessee's cost and expense, any and all acts and things which may be required under the terms of the Mortgage Convention to perfect and preserve the title and interest of Lessor in the Aircraft within the jurisdiction of any signatory which has ratified the Mortgage Convention if such jurisdiction is in the territory in which Lessee intends to operate the Aircraft, as Lessor or any Beneficiary may reasonably request. Lessee shall also do or cause to be done, at its own expense, any and all acts and things which may be required of an aircraft operator under the terms of any other Law involving any jurisdiction in which Lessee intends to operate, or any and all acts and things which Lessor or any Beneficiary may reasonably request, to perfect and preserve Lessor's ownership rights regarding the Aircraft within any such jurisdiction.

                   In addition, Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further actions as it may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, if reasonably requested by Lessor at the expense of Lessee, the execution and delivery or supplements or amendments hereto in recordable form, subjecting to this Lease any Replacement Engine and the recording or filing of counterparts thereof, in accordance with the Laws of any appropriate jurisdiction.

                   Section 16. RETURN OF AIRCRAFT AND RECORDS.

               (a) RETURN.

               (i) On the Return Occasion, Lessee will, unless Casualty
                   Occurrence has occurred, at its expense, redeliver the Aircraft to Lessor at the Return Location in a condition complying with the requirements of Exhibit E and this
                   Section 16:

                   (A) free and clear of all Liens (other than Lessor's Liens or any Lien arising by or through Lessor, any Beneficiary or any Lender);

                   (B) having the benefits of any indemnities and warranties
                       which have been assigned to and are held by Lessee relating to the Aircraft assigned to Lessor;

                   (C) duly registered in the name of Lessor with the FAA;

                   (D) unless otherwise agreed by the Beneficiaries in a
                       condition so as to ensure the Aircraft has either a current, valid and existing certification of airworthiness for airline operation or (at the Beneficiaries, election) an export certificate of airworthiness, in either case, issued by the FAA; and

                   (E) if specified by the Beneficiaries, Lessee shall cooperate with Lessor to ensure that the Aircraft is deregistered from the FAA;

               provided that Lessee complies with the foregoing and with all of its obligations under this Lease, Lessor shall technically accept redelivery of the Aircraft from Lessee at Lessee's maintenance facilities in Honolulu, Hawaii before the commencement of any storage period (it being understood that if during the ferry flight to the Return Location any defect or non-compliance which was purportedly corrected in connection with the Final Inspection shall reoccur, Lessee shall be responsible for rectifying such defect or non-compliance); PROVIDED, HOWEVER, that if a C Check shall be performed in connection with the Return

               Occasion, then such technical inspection and acceptance shall occur at the location of the facility in the United States of America or Canada approved by FAA for C Check of 737-200 aircraft at which such C Check is performed.

              (ii) In the event that Lessee does not return the Aircraft to
                   Lessor on the specified date of expiration or earlier termination of this Lease, for any cause (other than due to the fault of Lessor, any Beneficiary or the Lender), then the obligations of Lessee under this Lease shall continue and such continued use shall not be considered a renewal of the terms of this Lease or a waiver of any right of Lessor hereunder and Lessor may terminate Lessee's right as to the Aircraft on written notice to Lessee and Lessee shall fully indemnify Lessor, the Lender and each other Indemnitee on demand against all losses, liabilities, actions, proceedings, costs and expenses thereby suffered or incurred by Lessor, the Lender or any other Indemnitee. During such continued use, damages in an amount equal to Basic Rent (as provided below) shall continue to be paid by Lessee to Lessor, and the performance of other obligations of Lessee to Lessor shall continue hereunder. Basic Rent shall be pro-rated on a daily basis for each day until the Aircraft is actually delivered to Lessor, and all other terms and conditions of this Lease shall remain in full force and effect. Payment shall be made promptly upon presentation of Lessor's invoice and any failure to pay shall constitute a default of Lessee.

               (b) FINAL INSPECTION. At least 10 days prior to redelivery of the Aircraft, Lessee will take the Aircraft out of service and make the Aircraft and all Aircraft Documents available to Lessor and the Beneficiaries for inspection at Lessee's facilities in Honolulu, Hawaii (or at the location of the facility in the United States of America or Canada approved by FAA for the C Check of 737-200 aircraft at which the C Check shall be performed, as provided in Section 16(a)(i) above, if applicable) (the "Final Inspection") in order to verify that the condition of the Aircraft complies with this Lease, and Lessor's and the Beneficiaries, representatives shall use their reasonable efforts to cause their representatives to commence such compliance verification as promptly as practicable at or following the beginning of such 10-day period. Lessee agrees, at the Beneficiaries, request, to furnish due evidence that all service, maintenance, repairs, overhauls and modifications required under this Lease have been duly performed. Lessee shall make available to Lessor and the Beneficiaries at Lessee's principal maintenance base, not less than fifteen (15) Business Days prior to commencement of the Final Inspection, such documentation regarding the condition, use, maintenance, operation and history of the Aircraft during the Term, as requested by the Beneficiaries in order to enable Lessor and the Beneficiaries to verify that the condition of the Aircraft complies with this Lease. To the fullest extent possible, the Final Inspection shall be carried out during the C Check referred to in paragraph 2(a) of Exhibit E. The Final Inspection will consist of and be long enough to permit Lessor and the Beneficiaries to:

               (i) generally review, test (as observer) and inspect the
                   Aircraft to Lessor's and the Beneficiaries, satisfaction (which will include the opening of any areas of the Aircraft if Lessor or the Beneficiaries reasonably believe, based on prior inspections or other evidence, that the opening of such areas would reveal that the Aircraft does not completely comply with the requirements of Exhibit E and this Section 16), to satisfy Lessor and the Beneficiaries that the Aircraft completely complies with the requirements of Exhibit E and this Section 16;

              (ii) inspect the Aircraft Documents;

             (iii) inspect the un-installed Parts;

              (iv) observe a two hour demonstration flight (with up to four of Lessor's or the Beneficiaries' representatives as on-board observers);

               (v) inspect the Engines, including, without limitation (i) by observing a performance test in accordance with limits set forth in the engine section of the Aircraft Maintenance Manual and (ii) by performing a full and complete borescope inspection of (a) the low pressure and high pressure compressors and (b) turbine area; and

              (vi) inspect the APU, including, without limitation (i) an APU condition run (as observer) and (ii) by a full and complete borescope inspection.

The actions contemplated by the foregoing clauses (i) through (iv) shall be performed at Lessee's expense; provided that, unless an Event of Default shall have occurred or any inspection carried out under the foregoing clauses (i) through (iv) reveals discrepancies which require a further inspection, Lessee shall not be required to bear the travel and lodging expenses of Lessor's or the Beneficiaries, representatives.

                   (c) NON-COMPLIANCE. To the extent that, at the time of Final Inspection, the condition of the Aircraft does not comply with this Lease, Lessee will at the Beneficiaries, option:

                   (i) immediately rectify the non-compliance and, to the
                       extent the non-compliance extends beyond the Return Occasion, the Term will be automatically extended (including the obligation to pay Rent as referred to in Section 16(a)(ii)) and this Lease will remain in force until the non-compliance has been rectified; or

                  (ii) redeliver the Aircraft to Lessor and pay to Lessor
                       such amount as is mutually agreed to put the Aircraft into the condition required by this Lease. Lessor shall make all reasonable efforts to minimize such costs.

                   (d) REDELIVERY. If applicable, upon redelivery Lessee will provide to Lessor and the Beneficiaries all documents (other than those as may be required to be supplied by Lessor or the Beneficiaries) necessary to export the Aircraft from the United States (including, without limitation, a valid and subsisting export license, if applicable, for the Aircraft) and required in relation to the deregistration of the Aircraft with the FAA.

                   In the event that Beneficiaries request Lessee to secure an export license (a) such request must be made upon sufficient notice in order to grant Lessee adequate time to procure such export license, (b) Lessor will render such timely assistance as is reasonably necessary, and (c) this may be requested in relation to the Return Occasion or subsequent to the Return Occasion.

                   (e) ACKNOWLEDGEMENT. Upon return of the Aircraft in accordance with the terms of this Lease, Lessor shall execute and deliver a Redelivery Acknowledgement in the form of Exhibit I hereto to Lessee.

                   (f) MAINTENANCE PROGRAM.

                   (i) Prior to the Return Occasion (unless the Aircraft has
                       suffered a Casualty Occurrence) and upon Lessor's or a Beneficiary's request,

                       Lessee will provide Lessor or such Beneficiary or its agent, in either case at Lessee's cost, reasonable access to the Maintenance Program and the Aircraft Documents in order to facilitate the Aircraft's integration into any subsequent operator's fleet.

                  (ii) Lessee will, if requested by Lessor or a Beneficiary
                       to do so, upon return of the Aircraft deliver to Lessor or the Beneficiaries a certified true, current and complete copy of the Maintenance Program in English. Lessor and the Beneficiaries agree that they will not disclose the contents of the Maintenance Program to any person or entity except to the extent necessary to monitor Lessee's compliance with this Lease and/or to bridge the maintenance program for the Aircraft from the Maintenance Program to another maintenance program after the Return occasion.

                   (g) FUEL. The amount of fuel in the Aircraft shall be no less than the amount of fuel upon Delivery Date. If requested by Lessor, Lessee will fuel the Aircraft in excess of the required amount by the preceding sentence at the Return Location, and Lessor will pay for the fuel exceeding such requirement on board the Aircraft on the Return Occasion at the direct cost paid by Lessee (without mark-up).

                   (h) STORAGE. If the Final Inspection is carried out in Honolulu, Hawaii and a Beneficiary requests in writing then Lessee shall, at Lessee's cost and expense during the first sixty (60) days and thereafter Lessor's cost and expense, provide Lessor with, or assist Lessor in procuring, storage facilities for the Aircraft for up to one hundred twenty (120) days. Such storage shall be at Lessee's maintenance base or if such maintenance base will be eventually unable to perform the required maintenance, any other location agreed between Lessor and Lessee which base or location is capable of performing any required maintenance on the Aircraft. With respect to the Aircraft while in storage, Lessee will maintain, or procure the maintenance of, an amount of fuel in each tank as required in accordance with the storage procedures at the storage location and as set forth herein. Lessee agrees, during such storage period, to perform, or procure the performance of, such maintenance required to maintain the airworthiness of the Aircraft (i) in accordance with the storage procedures prescribed by the Manufacturer or Lessee's Maintenance Program and (ii) in a condition required to be maintained at redelivery pursuant to the terms of Section 16(a). Risk of loss or damage to the Aircraft shall pass to Lessor at the commencement of storage, but Lessee will carry insurance, with Lessor and each Beneficiary named as an additional insured, on the Aircraft during such storage period as though the Aircraft were to remain in Lessee's fleet in accordance with the provisions of
Section 12, except that Lessee shall not be required to maintain "all risks" flight insurance during such storage period but shall maintain insurance policies that cover the Aircraft in storage and test flights of the Aircraft on an hourly basis (as typically available and maintained under similar circumstances involving the storage and maintenance of aircraft). All amounts hereunder relating to storage, insurance and maintenance work for the first 60 days of such storage period shall be for the account of Lessee and thereafter, shall be for the account of Lessor. Incremental costs incurred by Lessee after the first 60 days of storage which would not have been incurred had such storage period not exceeded 60 days shall be reimbursed by Lessor. Lessee further agrees to perform, or procure the performance of, at Lessor's cost, any other maintenance that Lessor may reasonably request. If, following the storage of the Aircraft in Hawaii, the Beneficiaries ferry the Aircraft to a location designated by the Beneficiaries in the Western Continental United States (the "Designated Location"), Lessee will reimburse the Beneficiaries for the cost of the ferry flight of the Aircraft from the storage location in Hawaii to such Designated Location. If the Aircraft is ferried to a location other than in the Western Continental United States, other than following a Default or an Event of Default, then (i) the Beneficiaries will bear any additional ferry flight costs and expenses incurred that are beyond the costs and expenses that would have been incurred if the Aircraft were ferried to a location in the Western Continental United States, and (ii) Lessee will bear the ferry flight costs and expenses that are equivalent to the ferrying of the Aircraft to a location in the Western Continental United States and shall pay such amount to Lessor or the Beneficiaries upon demand by Lessor or the Beneficiaries therefor.

                   (i) MAINTENANCE FOR RE-REGISTRATION. Lessee, at Lessee's cost, will, upon written notice from a Beneficiary not less than sixty (60) days prior to a Return Occasion, carry out such extra maintenance, repair or modification as may be required to enable the Aircraft to be in a condition to ensure that the Aircraft will meet and comply with (i) the requirements of any other country selected by the Beneficiaries and (ii) all civil aviation regulations, orders, rules and airworthiness directives of such country to permit the immediate re-registration and securing of a certificate of airworthiness in such country for the

Aircraft (provided such regulations, orders, rules and airworthiness directives are no more restrictive than those of the FAA, and, so long as Lessee is otherwise in compliance with this Section 16 and Exhibit E, the time required to perform such extra maintenance shall not constitute an extension of the
Term). If the cost of such maintenance, repair or modification exceeds the cost of the maintenance, repair or modification which Lessee would otherwise have incurred to ensure the Aircraft shall be in condition to comply with the terms of this Lease, Lessor shall promptly pay Lessee the difference between such costs at actual cost (without mark-up) to Lessee.

                   (j) ASSISTANCE FOR FUTURE LEASING/SALE.

                       (i) Lessor or any Beneficiary may, from time to time
                   during the last year of the Term, wish to make the Aircraft available for inspection to designated representatives or technical teams evaluating the Aircraft for use after the end of the Term. Lessor or any Beneficiary agrees to give Lessee not less than five (5) days, advance notice of such inspection and Lessee agrees to co-operate fully with Lessor's or such Beneficiary's requests in making the Aircraft and Aircraft Documents available to such authorized technical team. Lessor agrees to be responsible for its costs in connection with any such inspection and that such request will be reasonable and will be coordinated with Lessee so as not to unreasonably interfere with the operation or maintenance of the Aircraft or the conduct of Lessee's business (unless an Event of Default shall have occurred and be continuing); PROVIDED, HOWEVER, that, unless an Event of Default shall have occurred and be continuing, no such inspection shall result in the delay of a scheduled flight of Lessee;

                       (ii) Subject to prior coordination between the
                   Beneficiaries and Lessee, Lessee agrees that, during the last year of the Term and following redelivery of the Aircraft to Lessor, Lessee shall at any Beneficiary's reasonable request and Lessee's cost make available to Lessor and the Beneficiaries for such reasonable period as the Beneficiaries may reasonably require technical and engineering personnel qualified to provide the Beneficiaries and any subsequent lessee or purchaser of the Aircraft with such information as will enable any subsequent lessee or purchaser of the Aircraft to be able to bridge the Aircraft onto the maintenance program of such subsequent lessee or purchaser.

                   Section 17. EVENTS OF DEFAULT.

                   Any one or more of the following occurrences or events shall constitute an Event of Default:

                   (a) Lessee shall fail to make any payment of Rent to Lessor when due under this Lease and such payment shall be overdue for a period of five (5) Business Days;

                   (b) Lessee shall fail to obtain and maintain any insurance required under the provisions of Section 12 hereof; or shall operate the Aircraft outside of the scope of the insurance coverage maintained with respect to the Aircraft;

                   (c) Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor in connection herewith or therewith or pursuant hereto is incorrect at the time given in any material respect and such failure shall continue unremedied for a period of three (3) Business Days after notice thereof has been given to Lessee hereunder or Lessee otherwise has notice thereof;

                   (d) Lessee shall fail to timely comply with the provisions of
Section 21 (Security Deposit) hereof;

                   (e) Lessee shall directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft or Engines, title thereto or any interest therein, except as expressly permitted by Section 14;

                   (f) Lessee shall at any time not be a Certified Air Carrier holding all licenses, certificates, permits and franchises from the appropriate agencies of the United States of America and all other governmental authorities having jurisdiction over Lessee and its operations which are necessary to authorize the Lessee to engage in air transport and to carry on its intra-state passenger operations within Hawaii as presently conducted and in connection with the operation of aircraft, including the Aircraft; or Lessee shall lose or suffer a suspension of its United States air carrier license or certificate under Part 121 of the FAA Regulations or certificate under Chapter 411 of Subtitle VII, Part A of Title 49 of the United States Code, as amended;

                   (g) Lessee shall fail to perform or observe in any material respect any other covenant, condition or agreement to be performed or observed by it pursuant to this Lease and such failure shall continue for a period of thirty (30) days after the earlier to occur of (1) Lessee's attaining or having knowledge thereof and (2) written notice thereof is given to Lessee;

                   (h) Lessee consents to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or Lessee admits in writing its inability to pay its debts generally as they come due or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or a voluntary petition seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or provides for an agreement, composition, extension or adjustment with its creditors;

                   (i) An order, judgment or decree is entered by any court, with or without the consent of Lessee, appointing a receiver, trustee or liquidator for Lessee or of all or any substantial part of its property (save for the purposes of an amalgamation, merger or reconstruction not involving insolvency), or all or any substantial part of the property of Lessee is sequestered, and any such order, judgment or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof;

                   (j) A petition against Lessee in a proceeding under the bankruptcy, insolvency or other similar Laws (as now or hereafter in effect) of any Governmental Entity is filed and is not withdrawn or dismissed within sixty
(60) days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, Lessee or of all or any substantial part of its property and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of sixty (60) days;

                   (k) (i) A final judgment for the payment of money not covered by insurance in excess of $500,000, or (ii) final judgments for the payment of money not covered by insurance in excess of $500,000 in the aggregate, shall be rendered against Lessee and the same shall remain undischarged for a period of ninety (90) days during which execution thereof shall not be effectively stayed by agreement of the parties involved, stayed by court order or adequately bonded;

                   (1) Attachments or other Liens shall be issued or entered against substantially all of the property of Lessee and shall remain undischarged or unbonded for forty-five (45) days except for security interests created in connection with monies borrowed or obligations agreed to by Lessee in the ordinary course of its business;

                   (m) Lessee shall default in the payment of any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of rent or hire under any lease of aircraft when the same becomes due, in any such case if the outstanding amount thereof (or, in the case of a lease, if the aggregate rentals during the term thereof) exceeds $500,000; or Lessee shall default in the performance of any other term, agreement or condition contained in any material agreement or instrument under or by which any such obligation having any unpaid balance of at least
$1,000,000 is created, evidenced or secured, if the effect of such default is to cause such obligation to become due prior to its stated maturity; or Lessee shall default in the payment when due of any other amount owed to Lessor or each Beneficiary;

                   (n) Lessee voluntarily suspends all or substantially all of its operations or the franchises, concessions, permits, rights or privileges required for the conduct of the business and operations of Lessee shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result of any of the foregoing the predominant business activity of Lessee shall cease to be that of a commercial airline; or

                   (o) An "Event of Default" (as therein defined) shall have occurred and be continuing under any Other Lease.

                   Section 18. REMEDIES.

                   Upon the occurrence of any Event of Default and any time thereafter so long as the same shall be continuing, Lessor may, at its option and without notice to Lessee, exercise one or more of the following remedies as Lessor in its sole discretion shall elect, to the extent available and permitted by, and subject to compliance with any mandatory requirements of, applicable Law then in effect:

                   (a) Demand that Lessee, and Lessee shall upon the written demand of Lessor and at Lessee's expense, immediately return the Aircraft to Lessor at any location in Hawaii or in the continental United States as specified by Lessor or the Beneficiaries and in the manner specified in such notice and in the condition specified in Section 16, in which event such return shall not be delayed for purposes of complying with the return conditions specified in Section 16 hereof (none of which conditions shall be deemed to affect Lessor's possession of the Aircraft) or delayed for any other reason. Notwithstanding the foregoing, at Lessor's option Lessee shall be required thereafter to take such actions as would be required by the provisions of this Lease if the Aircraft were being returned at the end of the Term hereof. In addition, Lessor, at its option and to the extent permitted by applicable Law, may enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and, at Lessor's sole option, remove the same (and/or any engine which is not an Engine but which is installed on the Airframe, subject to the rights of the owner, lessor or secured party thereof) by summary proceedings or otherwise, all without liability accruing to Lessor or any Beneficiary for or by reason of such entry or taking of possession whether for the restoration of damage to property, or otherwise, caused by such entry or taking, provided that all actions of Lessor in this respect are reasonable in the circumstances and excepting damages caused by gross negligence or willful misconduct.

                   (b) Sell at private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee; PROVIDED, HOWEVER, that nothing herein shall be construed as limiting any right of Lessor or any Beneficiary to sell, lease, assign or otherwise dispose of all or any part of the Aircraft under any circumstances (whether or not during the existence or continuance of an Event of Default) during the Term, subject only to Lessee's rights under SECTION 20(f).

                   (c) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) of this Section 18, Lessor, by thirty (30) days written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Basic Rent due for the period commencing after the date specified for payment in such notice), any unpaid Rent for the Aircraft (prorated in the case of Basic Rent on a daily basis) to and including the payment date specified in such Notice, plus the aggregate amount of all payments of Basic Rent for the remainder of the Term, discounted periodically (equal to installment frequency) to present worth at the interest rate of four percent (4%) per annum.

                   (d) In the event Lessor, pursuant to Section 18(b) above, shall have sold the Aircraft, then Lessor, in lieu of exercising its rights under Section 18(c) above, may, if it shall so elect, demand that Lessee pay Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Basic Rent due for the period commencing after such sale occurs), any unpaid Rent for the Aircraft due to and including the date of sale, plus the amount by which the Appraised Value (as hereafter defined) of the Aircraft, computed as of the date of such sale, exceeds the net cash proceeds of such sale. As used herein, "Appraised Value" means the fair market sales value of the Aircraft, as determined by an internationally recognized aircraft appraiser selected by the Beneficiaries (i) on the basis of either a physical inspection of the Aircraft or on the basis of a "desk top" appraisal, as the Beneficiaries shall determine, (ii) on the assumption that the Aircraft has been maintained in accordance with the requirements of this Lease and is in the condition required by Section 16 and Exhibit E, whether or not any such assumption is in fact the case, and (iii) at Lessee's cost and expense.

                   (e) De-register the Aircraft from the Aircraft Registry at the FAA, and proceed to re-register the Aircraft with the FAA or any other aircraft registry of any jurisdiction, in any case, in the name of Lessor, either or both Beneficiaries or any other Person, as the Beneficiaries shall determine.

                   (f) In the event that Lessor, pursuant to Section 18(b) above, shall, after having exercised reasonable efforts under the circumstances, have re-let the Aircraft under a lease which extends at least to the date upon which the Term for the Aircraft would have expired but for Lessee's default, Lessor, in lieu of exercising its rights under Section 18(c) above with respect to the Aircraft, may, if it shall so elect, demand that Lessee pay Lessor, and Lessee shall pay Lessor, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft due after the time of re-letting) any unpaid Rent for the Aircraft due up to the date of re-letting, plus the amount, if any, by which the aggregate Basic Rent for the Aircraft (such Basic Rent being computed on the assumption that the Basic Rent as in effect on the date of such demand shall remain in effect at all times thereafter), which would otherwise have become due over the Term, discounted periodically (equal to installment frequency) to present worth as of the date of re-letting at the interest rate of four percent (4%) per annum, exceeds the aggregate basic rental payments to become due under the re-letting from the date of such re-letting to the date upon with the Term for the Aircraft would have expired but for Lessee's default, discounted periodically (equal to installment frequency) to present worth as of the date of the re-letting at the interest rate of four percent (4%) per annum.

                   (g) Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof and to rescind this Lease.

                   (h) Terminate Lessee's right to possession and use of the Aircraft under this Lease by written notice (which notice shall be effective upon dispatch) and repossess the Aircraft, whereupon, Lessee shall forthwith deliver the Aircraft and all Aircraft Documents to Lessor or the Beneficiaries at such location as Lessor or the Beneficiaries shall specify.

                   (i) Seize or foreclose upon any collateral pledged to secure the obligations of Lessee hereunder; liquidate, dispose of, and realize upon any such collateral; and apply the proceeds thereof to the obligations of Lessee hereunder, in any case, as Lessor shall determine.

                   (j) Draw any amount available to be drawn under any Security Deposit or the Security Letter of Credit, and to apply the proceeds thereof to the obligations of Lessee hereunder, in any case, as Lessor shall determine.

                   In addition to the foregoing, Lessee shall be liable for any and all unpaid Rent during or after the exercise of any of the aforementioned remedies, together with interest on such unpaid amounts at the Overdue Rate, and until satisfaction of all of Lessee's obligations to Lessor hereunder and for all reasonable legal fees and other reasonable costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Aircraft in accordance with the terms of Section 16 hereof or in placing the Aircraft in the condition and with airworthiness certification as required by such Section.

                   In effecting any repossession, each of Lessor and each Beneficiary and its representatives and agents, to the extent permitted by law, shall: (i) have the right to enter upon any premises where it reasonably believes the Aircraft, the Airframe, an Engine or Part to be located and Lessee shall cooperate in giving Lessor such access; (ii) not be liable, in conversion or otherwise, for the taking of any personal property of Lessee which is in or attached to the Aircraft, the Airframe, an Engine or Part which is repossessed; provided, however, that Lessor shall return to Lessee all personal property of Lessee or its passengers which were on the Aircraft at the time Lessor re-takes possession of the Aircraft; (iii) not be liable or responsible, in any manner, for any inadvertent damage or injury to any of Lessee's property in repossessing and holding the Aircraft, the Airframe, an Engine or Part, except for that caused by or in connection with Lessor's gross negligence or willful acts; and (iv) have the right to maintain possession of and dispose of the Aircraft, the Airframe an Engine or Part on any premises owned by Lessee or under Lessee's control.

                   If requested by Lessor, Lessee, at its sole expense, shall assemble and make the Aircraft, the Airframe, an engine or Part available at a place designated by Lessor in accordance with Section 16 hereof. Lessee hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, the Airframe, an Engine or Part, any rights in any warranty (express or implied) heretofore assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or-reassigned to

Lessor, if assignable. Lessee shall be liable to Lessor for all reasonable expenses (including reasonable attorneys, fees and expenses), disbursements, costs and fees incurred in (i) re-possessing, storing and shipping the Aircraft, the Airframe, an Engine or Part and maintaining, repairing and refurbishing the Aircraft, the Airframe, an Engine or Part to the condition required by Section 16 hereof and (ii) preparing the Aircraft, the Airframe, an Engine or Part for sale or lease, advertising the sale or lease of the Aircraft, the Airframe, an Engine or Part and selling or releasing the Aircraft, the Airframe, an Engine or Part. Lessor is hereby authorized and instructed, at its option, to make reasonable expenditures which Lessor considers advisable to repair, restore, store, insure or maintain the Aircraft, the Airframe, an Engine or Part to the condition required by Section 16 hereof, all at Lessee's sole expense.

                   Lessee shall cooperate reasonably and in good faith with Lessor and any Beneficiary in connection with the exercise by Lessor or either Beneficiary of the rights and remedies provided hereby or at law upon and following the occurrence of an Event of Default, including by executing and delivering such instruments as Lessor or any Beneficiary shall reasonably request. In furtherance of the foregoing, Lessee hereby constitutes and appoints Lessor as the true and lawful agent and attorney-in-fact for Lessee for purposes of executing and delivering any instrument that may be necessary or appropriate in order to carry into effect any right or remedy of Lessor or any Beneficiary hereunder upon and following the occurrence of an Event of Default, including any consent to the de-registration of the Aircraft from the FAA. Any such instrument signed pursuant to the foregoing appointment may be signed in Lessee's name or in the name of Lessor. The foregoing appointment is coupled with an interest and is irrevocable.

                   No remedy referred to in this Section 18 is intended to be exclusive, but, to the extent permissible hereunder or under applicable Law, each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at Law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default.

                   Section 19. ALIENATION.

                   Lessor and each Beneficiary shall have the right at its sole cost and expense to assign, sell, encumber or otherwise dispose of any interest of Lessor or such Beneficiary in, to or under the Aircraft, the Trust Agreement or this Lease and/or the proceeds hereof, subject to the rights of Lessee under the provisions of this Lease, including by sale, transfer, pledge, assignment or other disposition to any Lender or to any other Person (other than an air carrier engaged in the airline business); PROVIDED, HOWEVER, that unless an Event of Default shall have occurred and be continuing, neither Lessor nor any Beneficiary shall undertake any action that (i) interferes with Lessee's rights under Section 20(f) hereof,
(ii) disqualifies the Aircraft for registry with the FAA, or (iii) results in an increase in any liability of Lessee under Section 10, unless Lessor and each Beneficiary agree to waive their rights to be indemnified for any such increase in liability. To effect or facilitate any such sale, transfer, pledge, assignment, or other disposition, Lessee agrees to provide, at Lessor's sole cost and expense, such agreements, consents, conveyances or documents as may be reasonably requested by Lessor or such Beneficiary, which shall include, without limitation, a consent to such disposition executed by Lessee and in the case of an assignment of the Lease (other than an assignment for security purposes) an unrestricted release of Lessor from any obligations under this Lease arising after the date of such assignment; PROVIDED, HOWEVER, that such release shall not affect any liability of Lessor or such Beneficiary arising on or before the date of such assignment. Lessee hereby agrees that it will not assert against an assignee any Claim or defense which it may have against Lessor or such Beneficiary; PROVIDED, HOWEVER, that any such Claim or defense will survive such assignment and continue to be maintained against Lessor or such Beneficiary. No assignment or transfer hereunder shall result in Lessee being obligated to pay for the account of Lessor or such Beneficiary any greater amount than it would otherwise be obligated to pay hereunder, including without limitation any obligation of Lessee to pay amounts pursuant to Section
10. The agreements, covenants, obligations, and liabilities contained herein including, but not limited to, all obligations to pay Rent and indemnify each Indemnitee are made for the benefit of each Indemnitee and their respective successors and assigns. In the event this Lease is assigned, or otherwise disposed of by Lessor or either Beneficiary, any assignee, transferee or mortgagee shall agree in writing with Lessee as a condition precedent thereto to be bound by the provisions of this Lease and not to disturb or otherwise interfere with the quiet enjoyment of Lessee of the Aircraft in accordance with the terms of this Lease so long as no Event of Default shall have occurred and be continuing.

                   Lessee shall include each Lender or any Person to whom an interest herein is assigned as an additional insured and loss payee in accordance with the provisions of Section 12 hereof and indemnify such Lender to the same extent Lessee has agreed to indemnify Lessor pursuant to Sections 10 and 13 hereof. No Lender or any Person to whom an interest herein is assigned shall have any liability for the obligations of Lessor under any provision of this Lease.

Section 20. MISCELLANEOUS.

     (a) SEVERABILITY, AMENDMENT AND CONSTRUCTION. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Law, Lessee hereby waives any provisions of Law which renders any provisions hereof prohibited or unenforceable in any respect. Lessee may not assign this Lease or its rights hereunder. This Lease supersedes any prior or contemporaneous agreements, whether oral or in writing, of the parties hereto and shall constitute the entire agreements of the parties hereto. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing expressed to be a supplement or amendment to this Lease signed under hand by an officer of the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft or any Engine or Part except as a lessee only. The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms of provisions hereof. Whenever required by the context hereof, the singular shall include the plural and vice versa. Reference to this Lease shall mean this Lease as amended or supplemented from time to time.

     (b) GOVERNING LAW; JURISDICTION. This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, except that the provisions of Section 21(a) (Security Deposit) and
Section 21(b)(vi) shall be governed by the laws of the State of Delaware.

     A. Lessee and Lessor each hereby irrevocably and expressly submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and to the New York Supreme Court, New York County for the purposes of any suit, action or proceeding arising out of this Lease or the Operative Documents. Final judgment against Lessee or Lessor in any such suit shall be conclusive, and may be enforced in any other jurisdictions by suit on the judgment or as otherwise permitted by applicable Law, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of such party therein described; PROVIDED, HOWEVER, that Lessor or Lessee may at its option bring suit, or institute other judicial proceedings against the other party or any of its assets, in the courts of any country or place where such party or such assets may be found.

     B. Each of Lessee and Lessor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any court located in New York City, New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     C. The foregoing submission to jurisdiction shall not be construed so as to limit the right of either party to take proceedings against the other in whatsoever jurisdictions shall to it seem fit nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

     D. Lessee hereby irrevocably appoints CT Corporation System, Inc., 1633 Broadway, New York, New York 10019, as Lessee's agent and attorney-in-fact (the "Agent"), upon whom all service of summonses and other legal processes may be made with respect to any action, suit or proceeding relating to this Lease or any other Operative Document. The appointment of such Agent shall be irrevocable, and if the Agent revokes such relationship, prior to the effective date of such revocation, Lessee shall appoint a successor, which successor shall be in accordance with the provisions hereof. Prior to such change Lessee shall notify Lessor of such change of Agent. Lessee consents and agrees that any service under or in connection with this Lease shall be duly completed and served if mailed to Lessee at its address specified below or to the Agent at the address specified above, in either case, by registered or certified mail.

     (c) NOTICES. All notices required under the terms and provisions hereof shall be in writing and any such notice shall become effective when deposited in the mails, registered with proper postage for air mail prepaid, or, if in the form of a telegram, telex or telecopy, when received, addressed if to the Lessee, the Lessor or any Beneficiary at their respective addresses set forth in Exhibit C-2 (or such other address as may be designated by the Lessee, the Lessor or such Beneficiary to the others).

     (d) LESSOR'S RIGHT TO PERFORM FOR LESSEE. if Lessee fails to make any payment of Supplemental Rent required to be made by it hereunder or fails to perform or comply with any covenant, agreement or obligation contained herein, Lessor or any Beneficiary shall have the right but not the obligation to make such payment or conform or comply with such agreement, covenant or obligation, and the amount of such payment and the amount of the reasonable expenses of Lessor or such Beneficiary incurred in connection with such payment or the performance thereof or compliance therewith, together with interest thereon at the Overdue Rate, shall be payable by Lessee to Lessor or such Beneficiary (as Supplemental Rent) upon demand. Lessor agrees to notify Lessee in writing prior to making any payment under this Section 20(d) (giving Lessee the opportunity to rectify the omission), unless the Aircraft will be in danger of loss, sale, confiscation, forfeiture or seizure should such payment not be made. The taking of any such action by Lessor or any Beneficiary pursuant to this Subsection 20(d) shall not constitute a waiver or release of any obligation of Lessee under the Lease, nor a waiver of any Event of Default which may arise out of Lessee's nonperformance of such obligation, nor an election or waiver by Lessor of any remedy or right available to Lessor under or in relation to this Lease.

     (e) COUNTER PARTS. This Lease may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer or possession of any counterpart other than the counterpart which has been marked "Counterpart No. 1 - Chattel Paper Original" on the cover page thereof.

     (f) QUIET ENJOYMENT. Lessor covenants that so long as an Event of Default shall not have occurred and be continuing, Lessee shall be entitled to quiet use, possession and enjoyment of the Aircraft in accordance with the terms of this Lease, without interference by Lessor or by any Person lawfully claiming by or through Lessor.

     (g) BROKERS. Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the lease of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents.

     (h) FUNDING INDEMNITY. Without prejudice to any other rights Lessor or each Beneficiary may have under the terms of this Lease or any of the Operative Documents or otherwise,

         (A) if Lessor or each Beneficiary (and/or any of Beneficiary's Affiliates) enters into any Dollar based bank funding or financing arrangement (including, without limitation, any swap, hedge or similar arrangement, but excluding any currency swap or currency hedge to which Lessee has not consented) in connection with the fixing of the Basic Rent, which is payable during the Term, and if the Aircraft shall not be delivered to Lessee in accordance with the terms of this Lease (other than by reason of the willful default of Lessor), Lessee shall indemnify Lessor or each Beneficiary (and/or any of Beneficiary's Affiliates) against, and shall pay on an after tax basis to Lessor or each Beneficiary (and/or any of Beneficiary's Affiliates) forthwith on demand, subject to the proviso set forth below, all costs, fees (including, without limitation, legal fees) expenses, obligations, liabilities and any other amounts notified by the Beneficiaries to the Lessee (which notification shall set out in reasonable detail the calculation of the amounts claimed therein and such notification shall, in the absence of manifest error, be conclusive) as having been incurred, suffered or expended by Lessor or any Beneficiary (and/or any of Beneficiary's Affiliates) or arising in connection with the amendment, variation, rolling over, termination, reconstitution, hedging, unwinding, covering or other adjustment of any Dollar based bank funding or financing arrangement (including, without limitation, any swap, hedge or similar arrangement, but excluding any currency swap or currency hedge to which Lessee has not consented) entered into or committed by Lessor or any Beneficiary (and/or any of Beneficiary"s Affiliates) for the purposes of the financing of the Aircraft and/or its leasing to Lessee on the basis of the Basic Rent provided for under this Lease; PROVIDED, HOWEVER, that if the interruption of the Beneficiaries' funding results in a gain to the Beneficiaries (net of Taxes or other charges incurred in connection therewith), then, so long as no Default exists, the Beneficiaries shall remit the amount of such gain (net of their costs relating to the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby) to Lessee;

         (B) if an Event of Default occurs and the Aircraft is not delivered or is repossessed in accordance with the terms of this Agreement or otherwise, or if the Term is terminated earlier than the Expiration Date by any reason including but not limited to the early termination of the Term referred in clause 2(ii)(B) of the Supplemental Agreement or a Casualty Occurrence (if such Casualty Occurrence is covered by the insurance required by Section 12), then Lessee shall indemnify Lessor or each Beneficiary (and/or Beneficiary's Affiliate) against and shall pay on an after tax basis to Lessor (and/or Beneficiary's Affiliate) forthwith on demand, subject as provided below, all reasonable costs, fees (including, without limitation, legal fees), expenses obligations, liabilities and other amounts notified by the Beneficiaries to Lessee (which notification shall set out the calculation of the amounts claimed therein and such notification shall, in the absence of manifest error, be conclusive) as having been incurred, suffered or expended in connection with the amendment, variation, rolling over, termination, reconstitution, hedging, unwinding, covering or other adjustment of any Dollar based bank funding or financing arrangement (including, without limitation, any swap, hedge or similar arrangement, but excluding any currency swap or currency hedge to which Lessee has not consented) entered into or committed by Lessor or each Beneficiary (and/or any of Beneficiary's Affiliates) for the purposes of the financing of the Aircraft by Lessor or each Beneficiary and/or its leasing of the Aircraft to Lessee on the basis of the fixed Basic Rent provided for under this Lease;

             PROVIDED THAT the provisions of (A) or (B) shall not impose or be deemed to impose on Lessee any obligation for payment of any amount representing the principal amount of any bank funding or financing arrangement.

     (i) PAYMENTS IN U.S. DOLLARS. All amounts to be paid hereunder to Lessor or Lessee shall be paid in Dollars, in immediately available funds. Lessee acknowledges that the specification of Dollars in this transaction is of the essence and that Dollars shall be the currency of account in any and all events. The obligations of Lessee or Lessor hereunder, to Lessor or Lessee, respectively, shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars under normal banking procedures does not yield the amount of Dollars owing to Lessor. In the event that any payment by Lessee or Lessor, respectively, whether pursuant to judgment or otherwise to Lessor or Lessee, respectively, upon conversion does not yield such amount of Dollars, Lessor or Lessee, as the case may be, shall have a separate cause of action against Lessee or Lessor, as the case may be, for the additional amount necessary to yield the amount of Dollars due and owing to Lessor or Lessee, as the case may be.

     (j) COSTS. Each party hereto shall bear its own costs in respect of the preparation, negotiation and execution of this Lease, the Lease Supplement and any document ancillary thereto; PROVIDED, HOWEVER, that Lessor shall bear the costs and expenses incurred in connection with the registration of the Aircraft with the FAA (including the legal fees and expenses of special FAA counsel) and Lessee shall bear the costs and expenses incurred in connection with the filing and registration of the Lease and any change in the FAA registration number of the Aircraft requested by Lessee and approved by the Beneficiaries (including, without limitation, the legal fees and expenses of special FAA counsel).

     (k) CONFIDENTIALITY. Neither Lessor nor Lessee hereto shall, at any time during the Term or after its termination or expiration, disclose to any Person any information relating to the matters set forth in this Lease or the business, financial or other affairs a confidential nature relating to the other party which may, in the course of the transactions contemplated hereby, have been disclosed or discovered, except that any such information may be so disclosed (i) with the written authority of the other party hereto, (ii) so far as may be necessary for the proper performance of its obligations hereunder, including the filing of this Lease with the FAA,
(iii) to the extent required by law, ordered by a court of competent jurisdiction or by the relevant Governmental Entity responsible for taxation or any other applicable regulatory authority, (iv) to such party's auditors, counsel or other professional advisers, (v) to any Affiliate of a Beneficiary and (vi) to the extent required in connection with a public offering of debt or equity securities by Lessee. The parties hereto shall use all reasonable endeavors to prevent any such disclosure as aforesaid, except that Lessor or any Beneficiary may provide any potential purchaser of the Aircraft, any Lender or any potential assignee of this Lease or any of the Operative Documents with such information that any such person shall reasonably request of Lessor or such Beneficiary.

     (l) SECTION 1110. The parties agree that Lessor and the Beneficiaries are entitled to the benefits and protections of Section 1110 of the U.S. Bankruptcy Code ("Section 1110"), and Lessee shall take such actions and effect such filings as may be necessary to enable Lessor and the Beneficiaries to continue to be entitled to such benefits and protections at all times from the date of the execution and delivery hereof until such time as the Aircraft is returned to Lessor or the Beneficiaries in compliance with the return conditions herein and this Lease is terminated. Lessee acknowledges that this Section is of fundamental importance to the transactions contemplated hereby and that neither Lessor nor the Beneficiaries would have entered into this Lease but for the rights intended to be conveyed to Lessor and the Beneficiaries by this Section and the protection and benefits of Section 1110.

     (m) CONCERNING THE LESSOR. Wilmington Trust Company is entering into this Lease solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity. As such, Wilmington Trust Company shall not be liable for or on account of any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder.

     (n) TRUE LEASE. THIS LEASE SHALL CONSTITUTE AN AGREEMENT OF LEASE AND IS A TRUE OPERATING LEASE, AND NOTHING HEREIN SHALL BE CONSTRUED AS CONVEYING TO LESSEE ANY RIGHT, TITLE, OR INTEREST IN THE AIRCRAFT OR ANY ENGINE OR PART EXCEPT AS A LESSEE ONLY. WITHOUT LIMITING THE FOREGOING, LESSEE WILL NOT FILE A TAX RETURN OR TAKE ANY OTHER ACTION WHICH IS INCONSISTENT WITH THE FOREGOING.

     Section 21. SECURITY DEPOSIT.

     (a) SECURITY DEPOSIT. Lessor hereby acknowledges Beneficiaries' receipt from Lessee of the Security Deposit subject to the Security Deposit Adjustment. In the event that the transactions contemplated by this Lease are not consummated (other than due to the fault of Lessee or the occurrence of an Event of Default), Lessor shall cause the Beneficiary to refund the Security Deposit (so long as no Default or Event of Default has occurred, without deducting any costs incurred by any Beneficiary or Lessor in connection with the proposed leasing of the Aircraft hereunder but after deducting the break funding costs incurred by the Beneficiaries and specified in Section 20(h), if any) to Lessee. The Security Deposit is received by Lessor or the Beneficiaries as security for the timely and faithful performance by Lessee of all of Lessee's obligations under this Lease, and Lessee hereby grants Lessor a security interest therein and in all other sums deposited under this Section 21(a). Lessee agrees to execute and file with the appropriate Governmental Entities any and all documents necessary or reasonably requested by Lessor or any Beneficiary to evidence and perfect such security assignment in favor of Lessor. If Lessee fails to pay Rent hereunder when due or to pay any other sums due or to perform any of the other terms and provisions of this Lease or is otherwise in Default hereunder, in addition to all other rights Lessor shall have under the New York Uniform Commercial Code as a secured party, Lessor may use, apply or retain all or any portion of the Security Deposit in partial payment for sums due to Lessor by Lessee, to compensate Lessor for any sums it may in its discretion advance as a result of a Default by Lessee or to apply toward losses or expenses Lessor may suffer or incur as a result of Lessee's
Default hereunder. If Lessor uses or applies all or any portion of such Security Deposit, such application shall not be deemed a cure of any Defaults, and Lessee shall within five (5) days after written demand therefor deposit with Lessor in cash an amount sufficient to restore the Security Deposit to the aggregate amount of such Security Deposit prior to Lessor's use or application and the failure of Lessee to do so shall be a material breach of this Lease by Lessee. Provided Lessee is not in Default under this Lease, such Security Deposit, less any costs incurred by Lessor in connection with the termination of the Lease or return of the Aircraft, shall be returned to Lessee promptly after the Expiration Date and Lessee's return of the Aircraft in compliance with Section 16 hereof. Lessee shall not be entitled to any interest earned on the Security Deposit.

     (b) SECURITY LETTER OF CREDIT.

         (i) Lessee hereby agrees with Lessor that, subject to paragraph
             (vi) below, Lessee shall deliver to Lessor (or if specified by the Beneficiaries, the Beneficiaries) the duly executed Security Letter of Credit for the amount specified in Exhibit C-1.

        (ii) The Security Letter of Credit shall remain in full force and effect from the date hereof until the date that is three months after the Expiration Date, provided that it may be renewable annually so long as Lessor or the Beneficiaries may draw upon the Security Letter of Credit at any time if the Security Letter of Credit is not renewed on or before thirty (30) days prior to its stated expiration or if Lessor or a Beneficiary receives a termination notice from the issuing bank or institution.

       (iii) Lessor or the Beneficiaries may draw upon the Security Letter of Credit upon the occurrence and during the continuation of an Event of Default and apply the proceeds thereof in or towards the satisfaction of any sum or obligation due to Lessor or any Beneficiary by Lessee which either Lessee fails to pay on the due date or, as the case may be, the date of demand or after any applicable grace period permitted for the payment thereof and/or under this Lease or any of the Operative Documents or to compensate Lessor or any Beneficiary for any sum which it may in its discretion advance or expend as a result of the failure of Lessee to comply with any of its obligations under this Lease or any of the Operative Documents or in respect of any Default or Event of Default, in respect of any indemnity payments, in any case by delivering to the issuing bank or institutions a notice in accordance with the terms of the Security Letter of Credit.
             No such drawing under the Security Letter of Credit shall operate to relieve Lessee of any obligation hereunder or constitute the satisfaction of any such obligation (except to the extent of the proceeds of such payment actually received by Lessor and the Beneficiaries).

        (iv) Upon any such drawing by Lessor or a Beneficiary, Lessee shall reimburse the issuing bank and or a Beneficiary otherwise take such action as may be necessary in order to restore the amount available for drawing under the Security Letter of Credit to the amount of such Security Letter of Credit specified in Exhibit C-1 promptly (and in any event within five Business Days) after such Lessor's drawing and shall procure promptly that the issuing bank or institutions forward a further letter of credit or guarantee to Lessor evidencing that the amount has so been restored.

         (v) Provided that no Default, or Event of Default has occurred and is continuing, Lessor shall return the Security Letter of Credit to Lessee for cancellation promptly after the date upon which the Aircraft is redelivered to Lessor in accordance with the terms of this Lease.

        (vi) Notwithstanding the foregoing provisions of this Section 21(b), Lessee may, on the Delivery Date, in lieu of the delivery to the Beneficiaries of the Security Letter of Credit on the Delivery Date, deposit with the Beneficiaries an amount in cash equal to the amount of the Security Letter of Credit, as specified in Exhibit C-1 (the "Security Letter of Credit Amount"). If Lessee elects to make such deposit in lieu of the delivery of the Security Letter of Credit, then Lessee shall effect such deposit by wire transfer of funds to an account specified by one of the Beneficiaries, and such Security Letter of Credit Amount shall constitute part of the Security Deposit and shall be held by the Beneficiaries as collateral security for the payment and performance by the Lessee of its obligations hereunder and under the other Operative Documents. The Beneficiaries shall have the same rights, and shall be permitted to apply such Security Letter of Credit Amount in the same manner, as is set forth in Sections 18(i) and 21(a) above with respect to the Security Deposit. Following the Delivery Date, Lessee shall have the option of substituting the Security Letter of Credit described above in this Section 21(b) in exchange for the Security Letter of Credit Amount deposited with the Beneficiaries pursuant to this clause (vi). To effect such substitution, Lessee shall deliver the originally issued and executed Security Letter of Credit (in the form and scope and in the amount required by Exhibit C-1) to Lessor, and, promptly after Lessor's receipt thereof, the Beneficiaries shall, so long as no Default or Event of Default shall have occurred and be continuing, return the Security Letter of

             Credit Amount paid on the Delivery Date pursuant to this clause (iv) to Lessee. If Lessee does not substitute the Security Letter of Credit Amount with the Security Letter of Credit, so long as no Default or Event of Default shall have occurred and be continuing, the Security Letter of Credit Amount will be returned to Lessee promptly after the return of the Aircraft pursuant to
             Section 21(a).

     IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease to be duly executed by their authorized officers as of the day and year first above written.


                                          LESSOR:

                                          WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Trustee f/b/o ITOCHU AirLease
                                          (Europe) Limited and Marubeni
                                          Airleasing (U.K.)


                                          By: /s/ Myfanwy Phillips Bonilla
                                              ----------------------------
                                          Name: Myfanwy Phillips Bonilla
                                          Title: Assis. Vice President



                                          LESSEE:

                                          ALOHA AIRLINES, INC.


                                          By:
                                              ----------------------------
                                          Name:
                                          Title:


                                          By:
                                              ----------------------------
                                          Name:
                                          Title:

     IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease to be duly executed by their authorized officers as of the day and year first above written.


                                          LESSOR:

                                          WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Trustee f/b/o ITOCHU AirLease
                                          (Europe) Limited and Marubeni
                                          Airleasing (U.K.)


                                          By:
                                              ----------------------------
                                          Name:
                                          Title:



                                          LESSEE:

                                          ALOHA AIRLINES, INC.


                                          By: /s/ James M. King
                                              ----------------------------
                                          Name:  James M. King
                                          Title: Vice President - Planning
                                                 and Development


                                          By: /s/ Owen Sekimura
                                              ----------------------------
                                          Name: Owen Sekimura
                                          Title: Staff Vice President -
                                                 Finance and Controller

                                    EXHIBIT A
                                       to
                            AIRCRAFT LEASE AGREEMENT

                      SCHEDULE AND DESCRIPTION OF AIRCRAFT

                                                                                   U.S.
                                                         MODEL AND             REGISTRATION          MANUFACTURER'S
ITEM                    MANUFACTURER                   CONFIGURATION               NUMBER            SERIAL NUMBER
-------------------------------------------------------------------------------------------------------------------

Aircraft                The Boeing Company             737-25A                    N685MA*              23791

Engines                 Pratt & Whitney                JT8D-17A                                        P709529

                        Pratt & Whitney                JT8D-17A                                        P709530

Auxiliary
  Power Unit            Garret                         GTCP85-129                                      P35274

Landing Gears

Left Gear               Menasco                        65-46100-52                                     MC02895P1486

Right Gear              Menasco                        65-46100-52                                     MC02896P1486

Nose Gear               BF Goodrich                    65-46200-63                                     T01406P1486



*To be changed to N819AL

                                   EXHIBIT B-1
                                       to
                            Aircraft Lease Agreement

                     Aircraft Documents on the Delivery Date


BOX 1:         MIDWAY RECORDS
-----------------------------------------------------------------------
725ML         C check                    5/28/89 1 of 2, 2 OF 2 IS
                                         MISSING
-----------------------------------------------------------------------
725ML         Hrs / Cycles               1990 thru 4/30/91 1 of 1
-----------------------------------------------------------------------
725ML         Log Pages                  Dec 89 - Jan / Feb 91
-----------------------------------------------------------------------
725ML         Log Pages                  March 1991
-----------------------------------------------------------------------
725ML         Log Pages                  Jan / Feb 91
-----------------------------------------------------------------------
725ML         Log Pages                  Sept/Oct/Nov/Dec 90
-----------------------------------------------------------------------
725ML         Log Pages                  July/Aug 90
-----------------------------------------------------------------------
725ML         Log Pages                  April/May/June 90
-----------------------------------------------------------------------
725ML         Log Pages                  Feb/March 90
-----------------------------------------------------------------------
725ML         N Items                    Nov 90 / 1 of 1
-----------------------------------------------------------------------
725ML         Job Cards                  89/90 (structural repair
                                         for aft cargo).
-----------------------------------------------------------------------
725ML         Special Inspection         1 of 1
-----------------------------------------------------------------------
725ML         Line, TS, B1, B2, B3,      1990/1991
              B4, B5.
-----------------------------------------------------------------------
725ML         CC1 Non-Routines           1 of 1
-----------------------------------------------------------------------
725ML         Component Change           Cardex files (copies)
              Records
-----------------------------------------------------------------------
725ML         Hrs / Cycles               1 book 88-89
-----------------------------------------------------------------------
725ML         C check                    11/23/90 (4 books)
-----------------------------------------------------------------------



BOX 2:                 MARKAIR RECORDS
-----------------------------------------------------------------------
N685MA       ROUTINE MAINT. LOGS/JAN. 1993 thru SEPT. 1995
-----------------------------------------------------------------------





BOX 3:                 MARKAIR RECORDS
-----------------------------------------------------------------------
N685MA       ROUTINE MAINT. LOGS/Jan. 1992 thru Dec. 1992
-----------------------------------------------------------------------
N685MA       ROUTINE MAINT. LOGS/Oct. 1 thru Oct. 31, 1995
-----------------------------------------------------------------------
N685MA       Midway Fire Block data
-----------------------------------------------------------------------
N685MA       Aircraft Historical File
-----------------------------------------------------------------------
N685MA       Certificates / Permits / Documents
-----------------------------------------------------------------------
N685MA       Miscellaneous Brochure
-----------------------------------------------------------------------
N685MA       Midway AD File
-----------------------------------------------------------------------
N685MA       Fuel Quantity Data (Boeing D6-32037-1)
-----------------------------------------------------------------------
N685MA       Detail Specification (737-25A-Rev. B)
-----------------------------------------------------------------------
N685MA       Readiness Log
-----------------------------------------------------------------------
N685MA       Deferred Maintenance Log
-----------------------------------------------------------------------
N685MA       Junk Tags / 1992, 1993, 1994
-----------------------------------------------------------------------
N685MA       Markair General Policies and Procedures Manual
-----------------------------------------------------------------------


                                   EXHIBIT B-1
                                       to
                            Aircraft Lease Agreement

                     Aircraft Documents on the Delivery Date



BOX 4:          MARKAIR RECORDS
-----------------------------------------------------------------------
N685MA          B2, Inspection Check         4/7 - 4/10/92
-----------------------------------------------------------------------
N685MA          B2, Inspection Check         7/1 - 7/22/92
-----------------------------------------------------------------------
N685MA          B3, Inspection Check         9/15-9/17/92
-----------------------------------------------------------------------
N685MA          B&C, Inspection Check        11/23/91-1/13/92 (2 BOOKS)
-----------------------------------------------------------------------
N685MA          C, Inspection Check          1/22-25/93
-----------------------------------------------------------------------
N685MA          B1, Inspection Check         7/21-7/23/93 (2 BOOKS)
-----------------------------------------------------------------------
N685MA          B2, Inspection Check         10/19-10/21/93
-----------------------------------------------------------------------
N685MA          B4, Inspection Check         4/17-4/22/93
-----------------------------------------------------------------------
N685MA          B1, Inspection Check         7/6-7/7/94
-----------------------------------------------------------------------
N685MA          B2, Inspection Check         9/22-9/23/94
-----------------------------------------------------------------------
N685MA          B3, Inspection Check         12/6-12/8/94
-----------------------------------------------------------------------
N685MA          B3, Inspection Check         1/4 - 1/5/94
-----------------------------------------------------------------------
N685MA          B4, Inspection Check         4/2/94
-----------------------------------------------------------------------
N685MA          C2, Inspection Check         4/12/94 - 4/22/94 (2 BOOKS)
-----------------------------------------------------------------------
N685MA          C3, Inspection Check         4/25 - 5/8/95 (2 BOOKS)
-----------------------------------------------------------------------
N685MA          B1, Inspection Check         7/22/95
-----------------------------------------------------------------------
N685MA          B4, Inspection Check         2/12/95 - 2/15/95
-----------------------------------------------------------------------



BOX 5:                 MARKAIR RECORDS
-----------------------------------------------------------------------
N685MA       ESN: 709529 / GTC shop visit DTD 6/29/92
-----------------------------------------------------------------------
N685MA       ESN: 700520 / GTC shop visit DTD 2/17/93
-----------------------------------------------------------------------
N685MA       ESN: 709529 / Historical Records
-----------------------------------------------------------------------
N685MA       ESN: 709529 / Engine AD Log
-----------------------------------------------------------------------
N685MA       ESN: 709529 / C2 Disk Traceability
-----------------------------------------------------------------------
N685MA       ESN: 709530 / Historical Records
-----------------------------------------------------------------------
N685MA       ESN: 709530 / AD Log
-----------------------------------------------------------------------
N685MA       ESN: 709530 / WO LR 9122 (4 ea) Aviall 7/20/90
-----------------------------------------------------------------------
N685MA       ESN: 709530 / WO# LR 0181 (4 ea) Aviall 6/92
-----------------------------------------------------------------------
N685MA       APU S/N P-35274 / Historical Records
-----------------------------------------------------------------------
N685MA       APU S/N P-35274 / AD Log
-----------------------------------------------------------------------


                                   EXHIBIT B-1
                                       to
                            Aircraft Lease Agreement

                     Aircraft Documents on the Delivery Date




BOX 6:                 MARKAIR RECORDS
-----------------------------------------------------------------------
N685MA       Airframe AD Log
-----------------------------------------------------------------------
N685MA       Appliance AD Log
-----------------------------------------------------------------------
N685MA       MEA Logs
-----------------------------------------------------------------------
N685MA       Master Flight Log
-----------------------------------------------------------------------
N685MA       SB Log
-----------------------------------------------------------------------
N685MA       Galley Installation
-----------------------------------------------------------------------
N685MA       EO and Drawings
-----------------------------------------------------------------------
N685MA       Galley Manuals and Certification
-----------------------------------------------------------------------
N685MA       MEA'S
-----------------------------------------------------------------------
N685MA       S.B.'s
-----------------------------------------------------------------------
N685MA       Windshear TCAS & Mode S Installation Data
-----------------------------------------------------------------------
N685MA       Fleet Campaign's
-----------------------------------------------------------------------
N685MA       Structural Repairs
-----------------------------------------------------------------------
N685MA       Landing Gear Records
-----------------------------------------------------------------------
N685MA       Weight & Balance Data
-----------------------------------------------------------------------
N685MA       Markair Kardex File (Parts Tags)
-----------------------------------------------------------------------


                                   EXHIBIT B-2
                                       to
                            Aircraft Lease Agreement
                            ------------------------

                    AIRCRAFT DOCUMENTS ON THE RETURN OCCASION
                    -----------------------------------------

     All the Aircraft Documents delivered on the Delivery Date or any other date (including without limitation those listed in Exhibit B-1) shall be returned to Lessor along with the following:

A.   Manuals (in U.S. units) to be delivered with aircraft, as required:

     1. FAA Approved Airplane Flight Manual.
     2. Weight and balance control and loading manual with supplements.
     3. Operations Manual.
     4. Aircraft Maintenance Manual.
     5. DDPG including MEL.

B. In addition, one copy of each of the following manuals will be delivered on the return occasion.

     1. Structural repair manual and supplements.
     2. Aircraft/engine/spare engine/APU Maintenance manual.
     3. Aircraft/engine/spare engine/APU illustrated parts catalog.
     4. Aircraft/engine/spare engine/APU wiring diagram, hook-up charts, wire list and equipment list.
     5. Maintenance and inspection procedures manual.
     6. General Policies & Procedures Manual.

C.   Airworthiness Directives Documentation. In accordance with 14 C.F.R.
     Part 121.380, Lessee shall deliver to Lessor on the return occasion all records associated with compliance airworthiness directives ("A.D."):

     1. A single, complete and current A.D. status list of the airframe, appliance, engines, spare engines and APU Airworthiness Directives and mandatory FAA regulation applicable to the Airframe, Engines, Spare Engines and APU. This list shall be provided in a format acceptable to buyer and shall include, but not limited to:

     a. A.D. number and revision number.
     b. A.D. title.
     c. Aircraft serial number, engine serial number and APU serial number.
     d. Engineering documentation reference.
     e. Manufacturers service bulletin references and cross-references, where appropriate.

     f. Specifications of terminated or repetitive status.
     g. Date of initial accomplishment.
     h. Date of last maintenance accomplishment, if repetitive.
     i. Name and serial number of the internal maintenance form used to document accomplishment, if applicable.
     j. Specification of means by which compliance was accomplished (e.g., modified, repaired, inspected).

     The list shall be typed, certified and signed by an authorized quality assurance representative of the Lessee.

     2. Legible copies of the completion documents that accomplish each A.D. If the A.D. is a repetitive inspection, documentation of the last accomplishment is sufficient. These documents must have the date of accomplishment, the signature of a certified mechanic and/or inspector and the mechanic's/inspector's certificate number or the repair station number of the mechanic accomplishing the work. The document must reference the A.D. number and company authorization which covered the A.D.

    3. Exemptions or deviations granted by the FAA (or equivalent) to Lessor or Lessee, as the case may be, on A.D. compliance, including copy of exemption request.

    4. Items 2 or 3 will be provided in individual document packages for each A.D. Each package will contain all documents relative to that A.D./Aircraft combination.

D.  Engineering Documentation

    1. A single, current list of airframe, engines, spare engines and APU service bulletins, engineering orders, major repairs and supplemental type certificates completed on the airframe, each engine, spare engine or the APU including references to engineering documentation, shall be provided with information similar to that described in item C.1 above.

    2. A current copy of all engineering documentation related to aircraft alterations and repair configuration changes. This shall include documentation for work done by any previous owner or operator, the manufacturer or any vendor. An index shall be provided. A current copy of all repairs that require follow-up action.

    3. Data package covering all non-manufacture/non-FAA approved repairs or alterations, including the submittal to the FAA for an STC or Form 337, if applicable.

    4. All open engineering deviations or material review board (MRB) records applicable to the airframe, engines, spare engines, APU's, parts, components and piece parts.

E.  Additional Documentation

    1. Maintenance program document.
    2. Location map of emergency equipment, with description.
    3. Interior configuration drawings.
    4. Weight and balance current status.
    5. FAA Export Certificate of airworthiness, if applicable.
    6. FAA certification of all components.
    7. FAA import certificate of airworthiness for all non-U.S. spare parts.
    8. Complete set of maintenance operations specifications.
    9. Master aircraft flight log.

F.  Individual aircraft, engine and spare engine records

    1. Major structural damage reports, if any.
    2. FAA Form 337, or equivalent, for major repair and alterations, if any.
    3. Engine/spare engine last shop visit report.
    4. Documentation and records concerning the last aircraft overhaul.
    5. Engine/spare engine trend monitoring data.
    6. Log books for last 12 months.
    7. List of open items, if any.
    8. Declaration for aircraft accident and major repairs, if any.
    9. Listing of aircraft, engine and spare engine components status by P/N - S/N description position - TBO - TSI - TSO - total time.
   10. Engine or spare engine life limited parts status and history (certified).
   11. Engine or spare engine log book, if applicable.
   12. APU - same documentation as items F. 10 and 11 above.
   13. Delivery letter w/serial number, total time/total cycles, time to the next inspection and the time to the inspection or removal of engines/spare engines or components.
   14. All engines, spare engines and APU records, up to and including the last major overhaul or heavy maintenance and shop visits.
   15. Manufacturers delivery document for engines, spare engine and APU.
   16. Last test cell run documents for engines, spare engines and APU.
   17. Borescope history for current installation for engines and spare engine, if applicable.
   18. Aircraft readiness log (manufacturers).
   19. Component records - time controlled components historical records w/installation and serviceability tags.

                                   EXHIBIT C-1
                                       to
                            AIRCRAFT LEASE AGREEMENT

                              FINANCIAL INFORMATION

Basic Rent:                     The Basic Rent payable monthly in advance on
                                each of the Basic Rent Payment Dates shall be $115,279.80 per month.

Basic Rent Payment Date:        The Delivery Date and the date in each
                                subsequent month that numerically corresponds to the Delivery Date; PROVIDED, that if any such subsequent month does not have a date that numerically corresponds to the Delivery
                                Date, the last day of such month; PROVIDED, FURTHER, that if such date is not a Business
                                Day, then the Basic Rent Payment Date shall be the next preceding Business Day.

Casualty Value:                 As at the Delivery Date and for the one year
                                period following the Delivery Date, the
                                Casualty Value shall be $14,000,000, and the Casualty Value shall be reduced by $500,000 effective on each anniversary thereof which reduced Casualty Value shall remain effective for the one year period following the date of such reduction, as follows:

                                DATE OF                               CASUALTY
                                REDUCTION                              VALUE
                                ---------------                    -----------
                                Delivery Date                      $14,000,000
                                1st anniversary                     13,500,000
                                2nd anniversary                     13,000,000
                                3rd anniversary                     12,500,000
                                4th anniversary                     12,000,000
                                5th anniversary                     11,500,000
                                6th anniversary                     11,000,000
                                7th anniversary                     10,500,000
                                   and after

Security Deposit:               Means a cash deposit in the amount of U.S.
                                $115,000 paid by Lessee to Lessor or the Beneficiaries on November 10, 1995, together with any increases in such amount pursuant to Section 21(a) of the Lease and the following definition of Security Deposit
                                Adjustment.

Security Deposit Adjustment:    The Security Deposit Adjustment Amount shall
                                be the amount, if any, by which the amount of monthly Basic Rent specified above exceeds the amount of the Security Deposit specified above ($279.80), and an amount equal to such difference shall be paid by Lessee to the Beneficiaries on the Delivery Date for application to the Security Deposit.

Security Letter of Credit:      Means an irrevocable letter of credit or
                                guarantee in the amount at all times the greater of US$ 230,000 and an amount equal to the aggregate of two (2) months Basic Rent payments ($230,559.60), issued by an institution and in form and substance acceptable to Lessor and Beneficiary.

                                   EXHIBIT C-2
                                       to
                            AIRCRAFT LEASE AGREEMENT

                             DEFINITIONS AND VALUES

Beneficiary:                    Means each of ITOCHU AirLease (Europe)
                                Limited and Marubeni Airleasing (U.K.)
                                Limited as beneficiary under the Trust
                                Agreement, together in each case with its successors and permitted assigns under the Trust Agreement.

Beneficiary's Address:          For ITOCHU AirLease (Europe) Limited:

                                Itochu AirLease (Europe)
                                   Limited
                                1, Earlsfort Centre
                                Hatch Street
                                Dublin 2
                                Ireland

                                Fax:       353-1-661-3278
                                Attention: Secretary

                                with copy to:

                                ITOCHU AirLease Corporation
                                NXB Aoyama Building 5 Fl.,
                                26-37 Minami-Aoyama 2-Chome,
                                Minato-Ku,
                                Tokyo,
                                Japan

                                Telex:               2423154 TKAFCJ
                                Fax:                 (813) 3497 8145
                                Attention:           the President

                                For Marubeni Airleasing (U.K.)
                                Limited:

                                120 Moorgate
                                London EC2M 6SS
                                United Kingdom
                                Telecopy No.:        (44) 171-826-8835

Deductible Amount:              $500,000

Delivery Location:              such state in the continental United States
                                reasonably determined by the

Trustee: means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Trust Agreement or any successor Trustee thereunder.

                                                        COUNTERPART NO.____

                                    EXHIBIT D
                                       to
                            AIRCRAFT LEASE AGREEMENT

                             LEASE SUPPLEMENT NO. 1

                           TO AIRCRAFT LEASE AGREEMENT
                          DATED AS OF NOVEMBER 29, 1995

                   LEASE SUPPLEMENT NO. 1, dated December 1, 1995, between Wilmington Trust Company, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K.) Limited ("Lessor"), and Aloha Airlines, Inc., a company organized under the laws of Hawaii ("Lessee").

                   Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of November 29, 1995 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

                   The Lease relates to the Aircraft, Parts and Engines as more precisely described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

                   In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                   1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain Boeing Model B-737-25A commercial jet aircraft, Airframe and the two Pratt & Whitney JT8D-17A Engines (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 attached hereto and made a part hereof (the "Delivered Aircraft"). The status of the Aircraft and Engines upon delivery thereof to Lessee shall be as described on Schedule 2 attached hereto and made a part hereof.

                   2. (A) The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

                       (B) The time of the delivery and acceptance of the Delivered Aircraft is ____:____ __. m., at which time the

Delivered Aircraft is located in the airspace over the State of Texas, United States of America (such location is herein called the "Delivery Location").

                   3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be December 1, 2003.

                   4. The amount of Basic Rent for the Delivered Aircraft is payable in advance on each Basic Rent Payment Date.

                   5. Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 6(f) of the Lease, (ii) Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease and (iii) Lessee has inspected the Delivered Aircraft and the Delivered Aircraft satisfies the conditions set forth in the Lease.

                   6. Lessor represents that all of its representations and warranties contained in the Lease are true and correct on the date hereof.

                   7. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

                   8. The Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20 (e) of the Lease, shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Lease Supplement.

THIS LEASE SUPPLEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS, OF WHICH THERE IS ONE COUNTERPART DESIGNATED AS "COUNTERPART NO. 1 - CHATTEL PAPER ORIGINAL" AND ALL OTHER COUNTERPARTS SHALL BE DESIGNATED WITH NUMBERS OTHER THAN 1. TO THE EXTENT THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED OR PERFECTED BY POSSESSION OF ANY COUNTERPART OF THIS LEASE SUPPLEMENT OTHER THAN SAID COUNTERPART NO. 1.

                  IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                       LESSOR:
                                       WILMINGTON TRUST COMPANY, not
                                       in its individual capacity but
                                       solely as Trustee

                                       By:__________________________________
                                       Name:
                                       Title:

                                       LESSEE:

                                       ALOHA AIRLINES, INC.

                                       By:__________________________________
                                       Name:
                                       Title:

                                       By:__________________________________
                                       Name:
                                       Title:

                                   SCHEDULE 1
                                       TO
                             LEASE SUPPLEMENT NO. 1

                                 BOEING 737-25A
                                    AIRFRAME

MANUFACTURER'S        U.S. REGISTRATION
SERIAL NO.            NUMBER                   TOTAL TIME*        TOTAL CYCLES*
--------------        -----------------        -----------        -------------

23791                N685MA                    23,859             14,057
                     (to be changed to
                      N819AL)


                            INSTALLED PRATT & WHITNEY
                                     ENGINES

MODEL NO.            SERIAL NO.                TOTAL TIME*        TOTAL CYCLES*
--------------        -----------------        -----------        -------------


JT8D-17A             P709529                   20,960             11,883

JT8D-17A             P709530                   22,100             12,908


                                    INSTALLED
                              AUXILIARY POWER UNIT


MODEL NO.            SERIAL NO.                TOTAL TIME         TOTAL CYCLES
--------------        -----------------        -----------        -------------
GTCP85-129           P35274                    (TACH Reading)


                                   SCHEDULE 1
                                       TO
                         LEASE SUPPLEMENT NO. 1 (cont'd)

                                  B737 AVIONICS
                               COMPONENT INVENTORY



ITEM          PART NUMBER       SERIAL NUMBER               DESCRIPTION           POSITION/QUANTITY
 NO.

  1           622-4096-001           4581                      PA Amp                 E&E     1
  2            5140-1-112             339              Remote Electronics Unit        E&E     1
  3           622-8971-020           2119                     TCAS T/R                E&E     1
  4           622-1181-001          14400                      VHF T/R                E&E     1
  5           622-1396-001           5023                      VHF T/R                E&E     1
  6           622-7878-200        5128/5165                      ATC                  E&E     2
  7             NA 13UO2          255AKWO022                   Selcal                 E&E     1
  8           622-2921-001       10076/10061                     DME                  E&E     2
  9           080-20325-01     4603/4613/4602                T/Rectifier              E&E     3
 10             2-301-3              4782                   Batt Charger              E&E     1
 11            39B168-1-0            3276                 Static Inverter             E&E     1
 12           65-52811-109          D00485             Landing Gear Acc Unit          E&E     1
 13             42-651-01             443                     Anti-Skid               E&E     1
 14           65-52810-25           D01002            Air Condition Relay Unit        E&E     1
 15           65-73606-69           D01029                   Eng Acc Unit             E&E     1
 16           65-52808-7            D00496            Compartment Overheat Unit       E&E     1
 17           65-52806-235          D00870             Misc Solid State Switch        E&E     1
 18           165-52807-26          D00449              Slat Position Switch Unit     E&E     1


ITEM          PART NUMBER       SERIAL NUMBER               DESCRIPTION           POSITION/QUANTITY
 NO.

 19           522-2996-011           2012                  Marker Beacon              E&E     1
 20           777-1492-002           1582                       ADF                   E&E     1
 21           777-1492-004           4039                       ADF                   E&E     1
 22           965-0876-001            304                      GPWS                   E&E     1
 23           622-3890-003           1556                   Radio Alt                 E&E     1
 24            65-52801-31          D00446               APU Control Unit             E&E     1
 25            65-52809-15          D00306              Fire Detector Unit            E&E     1
 26             8TJ45-GAB         X0062 34B3          Fuel Flow Power Supply          E&E
 27               231-2            5556/6517            Window Heat Control           E&E     4
 28                                4314/7490                                          E&E
 29           522-3949-001           3701               Monitor Comparator            E&E     1
 30           622-3257-001         5662/2275               ILS NAV RCVR               E&E     2
 31            172938-001          6620/6623                NAV SW Unit               E&E     4
 32                                6630/6613                                          E&E
 33             HG48B13           P255/G1711                    ADC                   E&E     2
 34            4030952-906         88062826                  Yaw Damper               E&E     1
 35           163356-88-01          0000528            Performance Data Comp          E&E     1
 36             548376-6           097C-9045           Cabin Temp Controller          E&E     1
 37             87093613              P43               Pressure Controller           E&E     1
 38            2588424-902         84053253                 Rate of Turn              E&E     1
 39                101          812802UA/9118557A           Compass Rack              E&E     2
 40           622-2500-004        2343/1298                 Steering Comp             E&E     2


ITEM          PART NUMBER       SERIAL NUMBER               DESCRIPTION           POSITION/QUANTITY
 NO.
 41            65-52805-317        D01011                Flight Inst Acc Unit         E&E     1
 42             172938-001       6624/6615                   Switch Unit              E&E     4
 43                              6595/2678                                            E&E
 44            2590650-901        05872772                   Mach Trim Comp           E&E     1
 45            2588810-904        01851529                   Pitch Computer           E&E     1
 46            2588812-902        06871639                   Roll Computer            E&E     1
 47           65-52812-107         D00496                  Auto Pilot Acc Unit        E&E     1
 48            457300-0430          3394                        Omega RPU             E&E     1
 49             25582-003          8305313                       Battery              E&E     1
 50             2587335-11        84054627                      Vert Gyro             E&E     1
 51             2587335-11         8415034                      Vert Gyro             E&E     1
 52             2587335-11         0034163                      Vert Gyro             E&E     1
 53             2588302-4          0067044                   Direction Gyro           E&E     1
 54             2588302-4          84056507                  Direction Gyro           E&E     1

                                   SCHEDULE 2
                                       TO
                             LEASE SUPPLEMENT NO. 1

                                 Aircraft Status
                              ON THE DELIVERY DATE

AIRFRAME HEAVIEST CHECK ("D" CHECK OR EQUIVALENT):


    Interval:                28,000 (Hrs)
    Time Remaining:          4,141

LANDING GEAR OVERHAUL:

    Interval:                Main Gear                    24,000 cycles
                             Nose Gear                    24,000 cycles

    Time Remaining:          Left Gear                     9,943 cycles
                             Right Gear                    9,943 cycles
                             Nose Gear                     9,943 cycles

ENGINES:

    Overhaul Interval:
    Time Remaining (S/N P709529):
    Time Remaining (S/N P709530):

    Hot Section Inspection:

      Interval:
      Time Remaining (S/N P709529):
      Time Remaining (S/N P709530):

TIME REMAINING TO FIRST RESTRICTION:

    Engine S/N:                                                 P709529
      Hours:                                                    9,040
      Cycles:                                                   3,117 (C07)
    Engine SIN:                                                 P709530
      Hours:                                                    7,900
      Cycles:                                                   2,092 (C07)




AUXILIARY POWER UNIT:

    Hot Section Inspection:

         Interval:                                        On Condition
         Time Remaining:                                  On Condition

         Time Remaining to Next Limited
           or Scheduled Removal:                          On Condition


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                             Effective date:  10/20/95

                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 21
------
Valve, Safety       720737-5       L-0001         14000H           13,817.6           3,977.2
RH                                                OH               7/3/92
Valve, Safety       720737-5       830678         14000H           13,817.6           3,977.2
LH                                                OH               7/3/92
Gasper Fan          21520-1         063           6000H            22,594.7           4,735
                                                  OH               6/15/95

ATA 23
------
Recorder,          93A100-80       52428          72 Mo.           14, 623.2H         2 Yrs., 6 Mo.
Voice                                             RPL
(Battery)

ATA 24
------
APU Generator      976J498-1       YK13122        6000H            20,471             2,602H
                                                  HT               10/20/94
Panel Bus          915F213-2       WE1347B        6000H            19,313.9           1,454H
Protection                                        BC               6/11/94
Gen. Cont.         948F458-1       NM4963         6000H            19,616.8H          1,757H
 Unit                                             BC               7/18/94
 APU
Gen. Cont.         948F458-1       PM5071         6000H            23,697H            5,838H
 Unit                                             BC               10/3/95
 Left
Gen. Cont.         948F458-1       XJ2186         6000H            21,639.9H          3,780.9H
 Unit                                             BC               2/18/95
 Right

ATA 25
------
Life Vest          KSE-35L8        527-691        24 Mo.           8/30/95            9 Mos.
 Rt. Aft                                          OH               23,304H
Life Vest          AV-35           541-064        24 Mo.           2/95               14 Mos.
 Co-pilot                                         O H              21,530H
Slide, Evac        D31354-         1112           24 Mo.           8/23/94            10 Mos.
 Rt. Aft           425                            OH               19,939.7H


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 25
------
Slide, Evac         D31354-        1613           24 Mo.            8/24/94         10 Mos.
 Lt. Aft            433                           OH                19, 949H
Slide, Evac         11611-143      123-1          24 Mo.            9/12/95         23 Mos.
 Rt. Fwd                                          OH                23,459H
Slide, Evac         D31354-        0159           24 Mo.            2/15/95         7 Mos.
 Lt. Fwd            403                           OH                21,620H

Escape Slide        SEE NOTE (1) OF THE MARKAIR MAINTENANCE PROGRAM
 Bottles (4)

Life Vest           KSE-35L8       50287          24 Mo.            3/17/95          9/96
 Obs                                              OH                21,942H          8 Mos.
Life Vest           KSE-35L8       12323          24 Mo.            8/1/95           7/97
 Capts                                            OH                23,085H          22 Mos.
Life Vest           KSE-35L8       527-691        24 Mo.            8/30/95          7/97
Aft Right                                         OH                23,304H          21 Mos.
Life Vest           KSE-35L8       29358          24 Mo.            2/3/95           12/96
Left Aft                                          OH                21,474H          8 Mos.
Life Vest           AC-2           535-380        24 Mo.            4/29/95          3/97
Fwd FA                                            OH                22,259H          17 Mos.
Life Vest           KSE-35L8       541-064        24 Mo.            2/7/95           1/97
Co-pilot                                          OH                21,530.7         15 Mos.
Kit, Medical        017093         NHC1613        24 Mo.            11/28/94         11/96
                                                  OH                20,844H          13 Mos.
PEE                 4566M378       E9134322       120 Mo.           12/31/91         1/2000
R/A Closet                                        OH                                 60 Mos.
PEE                 4566M378       E9134326       120 Mo.           12/31/91         1/2000
L/A Closet                                        OH                                 60 Mos.
PEE                 4566M378       E9134942       120 Mo.           1/13/92          1/2000
Aft Closet                                        OH                                 60 Mos.
PEE                 4566M378       E9134751       120 Mo.           12/22/91         1/2000
Row 10                                            OH                                 60 Mos.
PEE                 4566M378       E9548209       120 Mo.           6/9/95           5/2002
Cockpit                                           OH                                 70 Mos.


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 26
------
Cartridge,          30903828       AEN-1-3       72 Mos.           5/28/93          50 Mos.
Fire                                             RPL
ext.: Rt.
Cartridge,          30903828       BTL23883B     120 Mos.          5/5/95           5/2005
Fire                               1             RPL
ext.: APU
Cartridge,          30903828       09015DI       72 Mos.           4/27/95          2/2001
Fire                                             RPL
ext.: Left
Fire Bottle         3307507        23883B1       WC/12 Mos         5/5/95            5/96
APU                                              HST/60 Mo         5/5/95            5/2000
Fire Bottle         33600011       10124D1       WC/12 Mos         4/27/95           5/98
Rt Eng.                                          HST/60 Mo         5/14/93           4/98
Fire Bottle         33600011       09015D1       WC/12 Mos         4/27/95           4/96
Left Eng.                                        HST/60 Mo         2/16/95           2/2000
Fire Ext.           892480         672AC         WC/12 Mos         5/1/95            5/96
Aft                                              HST/60 Mo                           7/96
Closet(H20)
Fire Ext.           898052         A-415392      WC/12 Mos         5/1/95            5/96
Aft. (halon)                                     HST/60 Mo         11/91             7/96
Fire Ext.           898052         B-615379      WC/12 Mos         5/1/95            5/96
Lt row                                           HST/60 Mo                           7/96
10/halon
Fire Ext.           898052         V-343826      WC/12 Mos         4/26/95           5/99
Fwd/(halon)                                      HST/60 Mo
Fire Ext.           898052         E494480       WC/12 Mos         4/29/95           4/96
cockpit/halon                                    HST/60 Mo                           5/99
Fire Bottle,        A800100-1      26-904        WC/12 Mos         4/13/94           Over Due
Lav. Aft                                         HST/60 Mo
Fire bottle,        A800100-1      26-906        WC/12 Mos         4/13/94           Over Due
Lav. Fwd                                         HST/60 Mo


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 27
------
Jackscrew,          65-49970-      KE00301        8000H            19,946H          3,787H
Stab. trim             17                         OH               8/24/94
Fuse assy           6213-4         219            22,400H          19,945H          18,487H
auto                                              BC
brk/rudder
Transmission        65-50321-      0812           16000H           15,275H          7,416H
No 1 flap              5                          OH
Transmission        65-50322-      0840           16000H           15,275H          7,416H
No 2 flap              12                         OH
Transmission        65-50323-      0911           16000H           15,275H          7,416H
No 3 flap              5                          OH
Transmission        65-50324-      0784           16000H           15,275H          7,416H
No 4 flap              3                          OH
Transmission        65-50325-      50007          16000H           15,275H          7,416H
No 5 flap              5                          OH
Transmission        65-50326-      62003          16000H           15,275H          7,416H
No 6 flap              6                          OH
Transmission        65-50327-      72004          16000H           15,275H          7,416H
No 7 flap              14                         OH
Transmission        65-50328-      82002          16000H           15,275H          7,416H
No 8 flap              7                          OH
Gearbox assy        65-51510-      7417           16000H           15,275H          7,416H
Rt angle/Left          1                          OH
Gearbox assy        65-51510-      1489           16000H           15,275H          7,416H
Rt angle/Rt            2                          OH
Gearbox assy        65-51513-      4778           16000H           15,275H          7,416H
Flap dr./Left          1                          OH
Gearbox assy        65-51513-      1877           16000H           15,275H          7,416H
Flap dr./Rt.           2                          OH
Power Unit          65-63851-      7241           16000H           15,275H          7,416H
Flap dr GBX            7                          OH


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 28
------
APU Fuel            AV16EI209      H1842C         20000H           19,898H          16,025H
S/0 VLV                 D                         OH               8/19/94
Left Fuel           61185          128            200001-1         19,876H          16,003H
S/0 VLV                                           OH               8/16/94
Right Fuel          61185          1813           20000H           20,015H          16,142H
S/0 VLV                                           OH               8/31/94
CF Fuel             61185          609            20000H           20,005H          16,146H
S/0 VLV                                           OH               8/31/94

ATA 31
------
ULB Batteries       9804100-       7040           6 Yrs.           12 Mar 94        41 Mos.
                      GXUS                        RPL

ATA 32
------
Fuse assy           6213-4         627            22,400H          19,917.7H        18,458H
Auto                                              OH               8/21/94
Brk/Rudder

ATA 34
------
Altimeter,          WL102AMS       AG102          24 Mo.           12/20/94         14 Mo.
Stby                   3                          IN
Transponder         TPR 720        5128           24 Mo.           4/27/95          18 Mo.
Mode S, Lt.                                       IN
Transponder         TPR 720        5165           24 Mo.           4/27/95          18 Mo.
Mode S, Rt.                                       IN


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 35
------
02 Cylinder         801307-00      223879/        36 Mo.           6/22/94          5/97
                                   29668          HST              5/94             19 Mo.
Portable 02         5500A1A-       771X/3596      60 Mo.           5/11/92          3/96
 Cyl                BF23A          4              HST                               5 Mo.
Portable 02         5500A1A-       151843P/1      60 Mo.           12/21/93         1/97
 Cyl                BF23A          3              HST                               15 Mo.
Row 1                              5454
Portable 02         56002C1AF      55934DB/2      60 Mo.           10/5/95          2/2000
 Cyl                23AM           3832           HST                               58 Mo.
Aft closet
Portable 02         5600-2ClA      74732DF/       60 Mo.           1/12/93          1/98
 Cyl                               41819          HST                               26 Mo.
Cockpit

02 Generators       Varies                        12 Yrs                            22 Mo.
-------------       ------                        ------                            ------
                    117003-17                     12 Yrs                            22  Mo.
                    117.00-12                     12 Yrs                            22  Mo.
                    803000-02                     12 Yrs                            22  Mo.
                    117003-12                     12 Yrs                            22  Mo.


                                   SCHEDULE 4
                                       TO
                             LEASE SUPPLEMENT NO. 1

                                   A/C N685MA

                                    R/H SIDE



DESC.                  PART NUMBER         SERIAL NUMBER          MODEL NUMBER
-----                  -----------         -------------          ------------
 1. TRIPLE BURNS       86952102            310588                 JB5.2-3-58
 2. TRIPLE BURNS       86952024            310581                 JB5.2-3-59
 3. TRIPLE BURNS       86952022            310569                 JB5.2-3-59
 4. TRIPLE BURNS       86952022            310566                 JB5.2-3-59
 5. TRIPLE BURNS       86952022            310572                 JB5.2-3-59
 6. TRIPLE BURNS       86952022            310577                 JB5.2-3-59
 7. TRIPLE BURNS       86952022            310570                 JB5.2-3-59
 8. TRIPLE BURNS       86952022            310574                 JB5.2-3-59
 9. TRIPLE BURNS       86952022            310568                 JB5.2-3-59
10. TRIPLE BURNS       86952016            310562                 JB5.2-3-58
11. TRIPLE BURNS       86952022            310573                 JB5.2-3-59
12. TRIPLE BURNS       86952022            310579                 JB5.2-3-59
13. TRIPLE BURNS       86952022            310578                 JB5.2-3-59
14. TRIPLE BURNS       86952022            310571                 JB5.2-3-59
15. TRIPLE BURNS       86952022            310576                 JB5.2-3-59
16. TRIPLE BURNS       86952022            310564                 JB5.2-3-59
17. TRIPLE BURNS       86952022            310575                 JB5.2-3-59
18. TRIPLE BURNS       86952026            310582                 JB5.2-3-59
19. TRIPLE BURNS       86952014            310560                 JB5.2-3-58
20. DOUBLE BURNS       86953201            306409                 JB5.2-2-39


                                   A/C N685MA

                                    L/H SIDE


DESC.                  PART NUMBER         SERIAL NUMBER          MODEL NUMBER
-----                  -----------         -------------          ------------
1.  TRIPLE BURNS       86952101            310587                 JB5.2-3-58
2.  TRIPLE BURNS       86952007            310556                 JB5.2-3-58
3.  TRIPLE BURNS       86952001            310548                 JB5.2-3-59
4.  TRIPLE BURNS       86952001            310545                 JB5.2-3-59
5.  TRIPLE BURNS       86952001            310541                 JB5.2-3-59
6.  TRIPLE BURNS       86952001            310542                 JB5.2-3-59
7.  TRIPLE BURNS       86952001            310539                 JB5.2-3-59
8.  TRIPLE BURNS       86952001            310550                 JB5.2-3-59
9.  TRIPLE BURNS       86952013            310559                 JB5.2-3-58
10. TRIPLE BURNS       86952015            310561                 JB5.2-3-58
11. TRIPLE BURNS       86952001            310544                 JB5.2-3-59
12. TRIPLE BURNS       86952003            310554                 JB5.2-3-59
13. TRIPLE BURNS       86952001            310547                 JB5.2-3-59
14. TRIPLE BURNS       86952001            310543                 JB5.2-3-59
15. TRIPLE BURNS       86952001            310553                 JB5.2-3-59
16. TRIPLE BURNS       86952001            310538                 JB5.2-3-59
17. TRIPLE BURNS       86952001            310538                 JB5.2-3-59
18. TRIPLE BURNS       86952001            310549                 JB5.2-3-59
19. TRIPLE BURNS       86952005            310555                 JB5.2-3-59
20. TRIPLE BURNS       86952017            310563                 JB5.2-3-56



                                                                                 AUDITED THRU L/P         165891      10/20/95
                                                                                 A/C TOTAL HOURS          23,859
                                                                                 A/C TOTAL CYCLES         14,057
INSTALLED ON  N685MA  POSITION 1
                                                                   HOURS       CYCLES
                                               LIMIT               SINCE       SINCE    TOTAL      TOTAL   TIME REMAINING
ITEM          POS     PART NO     S/N          HOURS      CYCLES   NEW         NEW      HOURS      CYCLES  HOURS      CYCLES


ENGINE        LEFT    JT8D-17A    P7095308     30,000     15,000   22,100     12,908    22,100     12,908  7,900      2,092
HUB (DISK)    C 01    817401G     P78775       NO LIMIT   20,000   NO LIMIT   12,908    NO LIMIT   12,908  NO LIMIT   7,092
DISK          C 02    5002402-01  N87756       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 03    800803      N58289       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK (HUB)    C 04    799504      P44646       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 05    745705      P93696       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 06    745706      P93306       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 07    774407      P81245       30,000     15,000   22,100     12,908    22,100     12,908  7,900      2,092
DISK (HUB)    C 08    5005808-01  N90080       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 09    701509      P97271       30,000     19,000   22,100     12,908    22,100     12,908  7,900      6,092
DISK          C 10    772510      P97761       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 11    772511      P03600       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 12    772512      P97578       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 13    5003613-01  P59603       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK (SHAFT)  T 01    5003601-01  N36371       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          T 02    5003102-01  P03367       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          T 03    5003103-01  N64721       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          T 04    5003104-01  N52111       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
LPT (SHAFT)                                    NO LIMIT   20,000   22,100     14,558    22,100     14,558  NO LIMIT   5,442



                                                                                 AUDITED THRU L/P         165891      10/20/95
                                                                                 A/C TOTAL HOURS          23,859
                                                                                 A/C TOTAL CYCLES         14,057
INSTALLED ON  N685MA  POSITION 2
                                                                   HOURS       CYCLES
                                               LIMIT               SINCE       SINCE    TOTAL      TOTAL   TIME REMAINING
ITEM          POS     PART NO     S/N          HOURS      CYCLES   NEW         NEW      HOURS      CYCLES  HOURS      CYCLES


ENGINE        RIGHT   JT8D-17A    P7095308     NO LIMIT   NO LIMIT 20,960     11,883    20,960     11,883  9,040      3,117
HUB (DISK)    C 01    817401      P23654       NO LIMIT   20,000   NO LIMIT   13,372    NO LIMIT   13,372  NO LIMIT   6,628
DISK          C 02    5002402-01C S56233       30,000     20,000   10,771     7,680     10,771     7,680   19,229     12,320
DISK          C 03    800803      P68371       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK (HUB)    C 04    799504      N90833       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 05    745705      P93614       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 06    745706      P93230       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 07    774407      P81364       30,000     15,000   20,960     11,883    20,960     11,883  9,040      3,117
DISK (HUB)    C 08    5005808-01  P43608       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 09    701509      P97641       30,000     19,000   20,960     11,883    20,960     11,883  9,040      7,117
DISK          C 10    772510      P97278       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 11    772511      P03553       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 12    772512      P97219       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 13    5003613-01  P92918       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 01    5003601-01  N36374       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 02    5003102-01  M12012       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 03    5003103-01  N64611       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 04    5003104-01  N52069       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
LPT (SHAFT)                                    NO LIMIT                                                    NO LIMIT




                                                          AUDITED THRU L/P  165891                     TOTAL A/C HOURS  23859
INSTALLED ON: N685MA                                                  DATE  10/20/95                   TOTAL A/C CYCLES 14057

NLG ASSEMBLY                  65-73762-5   T01406P1486  90,000 24,000                                                   9,943
SHOCK STRUT ASSY              65-46200-63  T01408P1486  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
OUTER CYLINDER ASSY           65-46210-25  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
OUTER CYLINDER                65-46211-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
STEERING PLATE, UPR           65-46210-27  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
STEERING PLATE, LWR (DRILLED) 65-46210-24  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
OUTER CYLINDER ASSY (DRILLED) 65-46215-14  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
METERING PIN ASSY             65-46200-54  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
METERING PIN                  65-46219-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
SUPPORT TUBE, METERING PIN    65-46229-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
DRAIN TUBE                    69-57991-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
SUPPORT TUBE, UPPER ORIFICE   69-73038-1   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TUBE, ORIFICE SUPPORT         65-46226-9   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
STEM, ORIFICE SUPPORT         65C25707-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
GLAND NUT ASSY                65-46221-4   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
ORIFICE PLATE, UPPER          69-36622-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TORSION LINK ASSY, UPPER      65-46202-9   JC-1917      90,000 24,000 08/28/92 14,378 7,445 23,971 6,612  9,481  65,028 17,388
TORSION LINK ASSY, LOWER      65-46288-5   32-58        90,000 24,000 08/28/92 14,378 7,445 28,383 6,612  9,481  61,617 17,388
STEERING COLLAR ASSY          65-46203-24  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, STEERING COLLAR         69-61383-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, STEERING COLLAR         69-61383-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, UPPER TORSION LINK       69-72698-1   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, LOWER TORSION LINK       69-72698-1   486-2 (ORIG) 90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, TORSION LINK APEX       69-35883-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
LOWER DRAG BRACE ASSY         65-46230-7   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
UPPER DRAG BRACE ASSY         65-80051-13  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, DRAG BRACE CENTER        69-35391-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, DRAG BRACE, CENTER      NAS1110-68D  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, UPPER DRAG BRACE         69-35394-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, UPPER DRAG BRACE         66-35394-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, LOWER DRAG BRACE        69-35396-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
LOCK BRACE ASSY, AFT          65-46240-11  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
LOCK LINK ASSY, FWD           65-46242-11  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, NOSE GEAR LOCK JOINT    NAS1105-52D  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
SHAFT, AFT LOCK MECHANISM     69-35385-1   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TRUNNION PIN, LEFT HAND       69-35398-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TRUNNION PIN, RIGHT HAND      69-41248-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943




                                                            AUDITED THRU L/P  165891                      TOTAL A/C HOURS  23859
INSTALLED ON: N685MA                                                    DATE  10/20/95                    TOTAL A/C CYCLES 14057

LEFT NLG ASSEMBLY             65-73761-87    MC026895P1488 100,000 24,000                                                   9,943
SHOCK STRUT ASSY              65-46100-52    MC028958P1488 100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
OUTER CYLINDER ASSY           65-61740-10    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
INNER CYLINDER ASSY           65-46116-47    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE SUPPORT TUBE ASSY     65-46159-7     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT TUBE, ORIFICE         65-46160-7     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE PLATE                 69-38980-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
METERING PIN                  65-46124-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
DRAIN TUBE                    65-46156-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
GLAND NUT                     69-39485-10    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, LOWER      65-46102-22    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, UPPER      65-87958-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER DRAG STRUT ASSY         65-46103-11    1486 (ORIG)   100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER DRAG STRUT ASSY         65-60579-3     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, LWR SIDE      65-46108-7     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ARM ASSY        65-46109-12    5104          100,000 24,000 12/16/91 12,391 5931  8,865  8,126  11,488 91,135 15,874
TRUNNION PIN ASSY             65-46113-5     34ORGA        100,000 24,000 12/16/91 12,391 5931  66,508 8,126  11,488 31,492 15,874
TEE BOLT ASSY, DRAG STRUT     65-46140-6     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TRUNNION LINK ASSY            65-63378-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, LOWER       69-72023-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, UPPER       69-72023-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, TEE FITTING ATTACHMENT  69-51833-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY.: LOWER DRAG STRUT  69-39473-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT ASSY, UPR DRAG      69-39476-6     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, TRUNNION PIN             69-41633-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, REACTION LINK 65-46107-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER SIDE STRUT ASSY         65-46138-5     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER SIDE STRUT ASSY         65-63397-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
REACTION LINK ASSY            65-46135-13    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, UPPER DOWNLOCK     65-46138-16    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, LOWER DOWNLOCK     65-46139-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, SPRING SUPPORT         69-38999-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, REACTION LINK      69-38148-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, UPPER SIDE STRUT   69-68149-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, SIDE STRUT         69-68150-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK LINK PIVOT     69-41628-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK                69-42193-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ASSY, UPPER DOWNLOCK    69-62779-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ASSY            65-46108-3     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT LINK ASSY             65-46112-22    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, UPLOCK             65-63887-5     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BELLCRANK ASSY                65-63663-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
HOOK ASSY                     65-46142-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, UPLOCK SUPPORT         65-46146-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, REACTION LINK / UPLOCK  69-68148-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, OUTBD    69-39464-4     352           100,000 24,000 12/16/91 12,891 5931  8,126  8,126  11,468 91,874 15,874
BOLT ASSY, LOWER SIDE STRUT   69-68151-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
COLLAR, BELLCRANK RET, UPLOCK 69-51838-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT, FWD TRUNNION BRG   69-58854-3     486 (ORIG)    83,000  24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, INBRD    BACB301J20CD43 685           100,000 24,000 12/14/91 12,891 5931  8,126  8,126  11,468 91,874 9,943
BOLT, ACTUATOR ROD END        BACB301J16CD48 685/1         100,000 24,000 12/14/91 12,891 5931  8,126  8,126  11,468 91,874 9,943
BEARING ASSY, FWD TRUNNION    69-58871-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, AFT TRUNNION             65-84161-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943




                                                            AUDITED THRU L/P  165891                      TOTAL A/C HOURS  23859
INSTALLED ON: N685MA                                                    DATE  10/20/95                    TOTAL A/C CYCLES 14057

RIGHT NLG ASSEMBLY            65-73761-87    MC02665P1488  100,000 24,000                                                   9,943
SHOCK STRUT ASSY              65-46100-52    MC02896P1488  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
OUTER CYLINDER ASSY           65-61740-10    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
INNER CYLINDER ASSY           65-46116-47    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE SUPPORT TUBE ASSY     65-46159-7     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT TUBE, ORIFICE         65-46160-7     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE PLATE                 69-38980-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
METERING PIN                  65-46124-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
DRAIN TUBE                    65-46156-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
GLAND NUT                     69-39485-10    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, LOWER      65-46102-22    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, UPPER      65-87958-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER DRAG STRUT ASSY         65-46103-11    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER DRAG STRUT ASSY         65-60579-3     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, LWR SIDE      65-46105-7     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ARM ASSY        65-46109-12    1507          100,000 24,000 12/14/91 12,391 5931  34,655 8,126  11,488 65,345 15,874
TRUNNION PIN ASSY             65-46113-16    32-118        100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,488 91,674 15,874
TEE BOLT ASSY, DRAG STRUT     65-46140-6     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TRUNNION LINK ASSY            65-63378-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, LOWER       69-72023-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, UPPER       69-72023-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, TEE FITTING ATTACHMENT  69-51833-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY.: LOWER DRAG STRUT  69-39473-3     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT ASSY, UPR DRAG      69-39476-6     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, TRUNNION PIN             69-41633-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, REACTION LINK 65-46107-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER SIDE STRUT ASSY         65-46138-5     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER SIDE STRUT ASSY         65-63397-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
REACTION LINK ASSY            65-46135-13    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, UPPER DOWNLOCK     65-46138-16    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, LOWER DOWNLOCK     65-46139-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, SPRING SUPPORT         69-38999-3     685           100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BOLT ASSY, REACTION LINK      69-38148-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, UPPER SIDE STRUT   69-68149-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, SIDE STRUT         69-68150-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK LINK PIVOT     69-41628-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK                69-42193-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ASSY, UPPER DOWNLOCK0   69-62779-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ASSY            65-46108-3     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT LINK ASSY             65-46112-22    HI-106        100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
LINK ASSY, UPLOCK             65-63887-5     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BELLCRANK ASSY                65-63663-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
HOOK ASSY                     65-46142-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, UPLOCK SUPPORT         65-46146-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, REACTION LINK / UPLOCK  69-68148-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, OUTBD    69-39464-4     482           100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BOLT ASSY, LOWER SIDE STRUT   69-68151-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
COLLAR, BELLCRANK RET, UPLOCK 69-51838-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT, FWD TRUNNION BRG   69-58854-3     486-2 (ORIG)  83,000  24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, INBRD    BACB301J20CD43 685/2         100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BOLT, ACTUATOR ROD END        BACB301J16CD48 685           100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BEARING ASSY, FWD TRUNNION    69-58871-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, AFT TRUNNION             65-84161-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943


                                   EXHIBIT E
                                      to
                           AIRCRAFT LEASE AGREEMENT

                         RETURN CONDITION REQUIREMENTS

On the Return Occasion the Aircraft, subject to fair wear and tear generally, will be in the following condition:

1    GENERAL CONDITION

The Aircraft shall:

     (a)  be clean by United States commercial airline standards;

     (b) have installed the full complement of Engines, Parts and other equipment, parts and accessories and loose equipment

          (i) which were installed on the Aircraft at the Delivery Date (or any replacements thereof made in accordance with the terms of this Lease);

          (ii) as would be required by this Lease to be installed on the Aircraft if Lessee were to continue operating the same in continued regular service;

          (iii) each operating within limits approved by the FAA and fully functioning in accordance with its intended use;

          (iv) which are in a condition suitable to permit immediate operation of the Aircraft in commercial service under the FAA; and

          (v) be in strict compliance with the Maintenance Program, including the corrosion prevention control program (CPCP/D6-38528) and the aging aircraft program (D6-38505 as applicable per the airworthiness directive or per effectivity).

     (c)  (i)   have in existence a current, valid and existing FAA
                certificate of airworthiness for airline operation or an FAA export certificate of airworthiness, as elected by the Beneficiaries in accordance with the terms of Section 16(d);

          (ii) comply with (A)(1), all the requirements of US FAR Part 36 Appendix C (Stage II) noise compliance (without waiver, restriction, deferment or exception) and (2) all the requirements for operation under United States FAR Part 121 or (B)(1) if requested by the Beneficiaries in order to comply with the requirements of any other country selected by the Beneficiaries which follows the FAA rules and regulations contemplated by U.S. FAR Part 129, U.S. FAR

                Part 121 and U.S. FAR Part 36, Appendix C and (2) all civil aviation regulations, orders, rules and airworthiness directives of such country to permit the immediate re-registration and securing of a certificate of airworthiness in such country for the Aircraft (provided that (i) such regulations, orders, rules and Airworthiness Directives are no more restrictive than those of the FAA, and
                (ii) to the extent the work, standards or requirements required to comply with this clause (B) is beyond the work, standards or requirements otherwise required by Section 16 or this Exhibit E, such work, standards or requirements will be performed pursuant to work orders and workscopes agreed upon by Lessee and the Beneficiaries and at the Beneficiaries' cost, and the Term will not be deemed extended as a result of such additional work). If requested to do so by the Beneficiaries, Lessee shall cooperate reasonably to comply with all requirements for domestic and over-water operations under U.S. FAR Part 129, provided that (i) the Beneficiaries inform Lessee of such requirements, (ii) Lessee and the Beneficiaries mutually agree upon the work required for such compliance and (iii) the Beneficiaries bear the cost of such compliance to the extent such compliance requires parts or labor not otherwise required to be performed by Lessee pursuant to Section 16 or this Exhibit E, and the Term will not be deemed extended as a result of such additional work solely to comply with the requirements for domestic and over-water operations under U.S. FAR Part 129.

     (d)  (i)   comply  with the  Detailed  Specifications  except and to the extent that such specifications have been altered as required or permitted by this Lease;

          (ii) except as otherwise provided in the Lease or in the Supplemental Agreement or as consented to by each Beneficiary, shall be in substantially the same configuration (including but not limited to, interior seating configuration, galleys and lavatories) as when the Aircraft was originally delivered to Lessee hereunder, save where changes have been made which do not impair its marketability or decrease its value, as determined by each Beneficiaries' sole determination;

     (e)  (i)   have had  carried  out on the  Aircraft  the  final
                completion and termination of all open, deferred or continued maintenance items, and shall have had completed, on a terminating action basis, where terminating action is due for compliance, all outstanding mandatory, required, ordered and "earliest convenience" airworthiness directives issued by the FAA and all mandatory, alert, earliest convenience and recommended service bulletins (so long as the Manufacturer issues such service bulletins) (insofar, in the case of recommended service bulletins, as required by the Beneficiaries after consultation with Lessee, in which case any such recommended service bulletin shall be carried out
                (y) at Lessee's expense if Lessee shall be carrying or shall have carried out such service bulletin with respect to a majority of aircraft comprising its 737 fleet or (z) at the Beneficiaries' expense pursuant to the workscope or work order agreed upon by the Beneficiaries and Lessee, if Lessee shall not be carrying out such service bulletin with respect to a majority of aircraft comprising its 737 fleet) issued by the Manufacturer in each case which have a compliance or termination date on or before the date three (3) months (six (6) months upon request of and at the cost of the Beneficiaries and the Term will not be deemed extended solely as a result of such additional work required to terminate the airworthiness directives that are due after three (3) months following the Return Occasion and requested by the Beneficiaries) after the date of the Return
                Occasion (without waiver, restriction, deferment, exception, carry over, watch or repetitive status items or being on watch, except, in the case of airworthiness directives, (i) as expressly provided in the Supplemental Agreement or (ii) as Lessor shall otherwise specify in writing to Lessee);

          (ii) have had permanently and properly repaired any damage to the Aircraft caused by ground handling equipment or impact damage caused by foreign objects which occurred during the Term that exceeds Manufacturer's limits for operation without restrictions or repetitive inspections;

          (iii) not have any open, deferred, continued or placarded log book items;

     (f) all exterior logos and other proprietary marks shall be removed or painted over in accordance with proper industry practice and in a workmanlike manner; provided that, at the Beneficiaries' request, Lessee shall have Lessee's paint and markings stripped and re-painted white or in the livery selected by the Beneficiaries so long as the Beneficiaries bear the cost of such stripping and repainting, as mutually agreed by the Beneficiaries and Lessee Lessor shall be responsible for supplying the new livery template and sufficient paint; and the Term will not be deemed extended solely as a result of the additional work required at the Beneficiaries' request;

     (g)  have all signs and decals in English, clean, secure and legible;

     (h) have heretofore been maintained in accordance with Section 6(d) of this Lease with the same care and consideration for the technical condition of the Aircraft as if it were to have been kept in continued regular service and operation by Lessee (it being understood that the obligations hereby imposed upon Lessee by reference to the care and consideration by Lessee as if the Aircraft were to be kept in continued regular service is not intended to supersede Lessee's obligations herein with respect to the specific and express terms of this Lease with respect to the maintenance, repair, alteration or return of the Aircraft);

     (i) have had all repetitive airworthiness directives and mandatory orders and regulations in at least half-life or better condition; and

     (j) have, upon return of the Aircraft, returned at least one (1) complete set of the Aircraft Documents related to the Aircraft and its maintenance and operation records in up-to-date status.

Lessee shall deliver to Lessor, at no cost to Lessor or the Beneficiaries, all service bulletin kits relating to the Aircraft which have been furnished to Lessee free of charge by any manufacturer for installation on the Aircraft and which have not been so installed. In the event that such uninstalled

                                    Beneficiaries, taking into consideration and determination Tax consequence to Lessor and the Beneficiaries, which state shall be specified in the Lease Supplement.

Engine Manufacturer:                Pratt & Whitney.

Estimated Delivery Date:            November 30, 1995.

Last Basic Rent                     The Last Basic Rent Payment
Payment Date:                       Date shall be the ninety-sixth (96th)
                                    Basic Rent Payment Date.

Lease Identification:               This [Aircraft] [Engine] is owned by
                                    Wilmington Trust Company, not in its
                                    individual capacity but solely as Trustee for the benefit of ITOCHU AirLease
                                    (Europe) Limited and Marubeni Airleasing
                                    (UK) Limited, is leased to Aloha Airlines,
                                    Inc. and may not be operated by a third
                                    party without the prior written consent
                                    of Wilmington Trust Company, as trustee.

Lessee's Address:                   Aloha Airlines, Inc.
                                    371 Aokea Street
                                    Honolulu, Hawaii 96819
                                    Fax No.: (808) 833-3100
                                    Attention: Vice President -
                                      Finance and Chief Financial
                                      Officer

Lessor's Address:                   Wilmington Trust Company
                                    Rodney Square North
                                    Wilmington, Delaware 19890
                                    Attention: Corporate Trust
                                    Administration

                                    Fax No.: (302) 651-8882

Manufacturer:                       The Boeing Company.

Other Lease:                        Means each of Aircraft Lease Agreement
                                    A, dated as of December 1, 1991, between Lessee and First Security Bank of Utah,
                                    National Association, as owner trustee,
                                    and Aloha Airlines, Inc., as lessee, and Aircraft Lease Agreement B, dated as of
                                    December, 1991,
                                    between First Security Bank of Utah,
                                    National Association, as owner trustee,
                                    and Aloha Airlines, Inc., as lessee, as
                                    each may be supplemented or amended
                                    from time to time. The Other Leases relate to the leasing to Lessee of aircraft other than the Aircraft.

Overdue Rate:                       One month LIBOR, as in effect from time to
                                    time, plus 3-1/2% per annum, but not to
                                    exceed the maximum amount permitted by Law.

Payment Locations:                  For ITOCHU AirLease (Europe) Limited:

                                    Account Name: Citibank New York (ABA No.
                                    021000089) for the account of Citibank
                                    Dublin (account no. 10994598) in favor of ITOCHU AirLease (Europe) Limited (account no. 1-00-6793-017)

                                    For Marubeni Airleasing (U.K.) Limited:

                                    Harris Bank International Corporation
                                    ABA #026-007-760
                                    for the credit of
                                    The Mitsubishi Trust & Banking Corporation
                                    London Branch A/C#16011100
                                    UID No.107280
                                    for further credit to
                                    Marubeni Airleasing (UK) Ltd.
                                    Account #020-404391

                                    With respect to payments by
                                    Lessee of Basic Rent hereunder, 62.682% of such amounts shall be paid to ITOCHU AirLease (Europe) Limited (as above provided) and 37.318% of such amounts shall be paid to Marubeni Airleasing (U.K.) Limited (as above provided).

Permitted Jurisdictions:            Any member country of the European Union
                                    and the following:

                                    Argentina
                                    Australia
                                    Austria
                                    Brazil
                                    Canada
                                    Chile
                                    Finland
                                    Hong Kong
                                    Iceland
                                    New Zealand
                                    Norway
                                    Puerto Rico
                                    Singapore
                                    South Africa
                                    Sweden
                                    Switzerland
                                    United States of America

Permitted Sublessees:               Aer Lingus
                                    Air Canada
                                    Air France
                                    Air-Inter
                                    Air New Zealand
                                    Air Portugal
                                    Alitalia
                                    All Nippon Airways
                                    Ansett
                                    Austrian Airlines
                                    Braathens
                                    British Airways
                                    British Midland Airways
                                    Canadian Airlines International
                                    Cathey Pacific
                                    China Airlines
                                    Condor
                                    Iberia
                                    Japan Airlines
                                    Japan Air System
                                    Japan Asia Airways
                                    Korean Air
                                    Lufthansa
                                    Malaysian Airlines System
                                    Martinair Holland
                                    Qantas
                                    Royal Dutch Airlines
                                    Sabena
                                    Scandinavian Airlines System
                                    Singapore Airlines
                                    SwissAir
                                    Thai Airways International
                                    Alaska Airlines
                                    Continental Airlines
                                    Delta Airlines
                                    Southwest Airlines
                                    United Air Lines
                                    USAir

                                    Provided always that, at any time during the Term, the Beneficiaries may, by notice to Lessee, notify Lessee that any such Person no longer constitutes a Permitted Sublessee (which determination shall be made on a reasonable basis by the Beneficiaries), whereupon such Person shall no longer constitute a Permitted Sublessee.

Public Liability and                Five Hundred Million Dollars
Property Damage Insurance:          ($500,000,000) per occurrence or the
                                    highest amount carried by Lessee with
                                    respect to other narrow body aircraft in its fleet.

Return Location:                    Such location in the Western Continental
                                    United States  as may be selected by
                                    Lessor. If the Beneficiaries  request
                                    Lessee to return the Aircraft to a
                                    location other than in Western
                                    Continental United States, other than
                                    following a Default or an Event of Default, then Lessee and the Beneficiaries will cooperate reasonably and in good faith to arrange for such ferry flight, and the Beneficiaries will bear any additional ferry flight cost and expenses incurred by Lessee (without markup) that are beyond those costs and expenses that would have been incurred if the Aircraft were ferried to a location in the Western United States.

Supplemental Agreement:             means the Letter Agreement No. 1 dated as
                                    of November 29, 1995 executed by the parties hereto.

Trust Agreement:                    means Trust Agreement N685MA, dated as of
                                    December 27, 1991 between Wilmington Trust
                                    Company and each Beneficiary, as amended modified or supplemented from time to time.

kits were purchased, manufactured or ordered by Lessee and in stock or undelivered pursuant to purchaser order, then Lessor shall have a right to purchase such kits from Lessee, at Lessee's cost and expense (without mark-up), such right being exercisable at any time during the sixty (60) day period following the return of the Aircraft; provided that such period will be extended to one hundred eighty (180) days if such kit is ordered by Lessee upon request by the Beneficiaries.

Lessee shall have undertaken to use all reasonable endeavors (short of grounding any aircraft or rescheduling any flight) to ensure that the Aircraft shall have, on return of the Aircraft, no installed Part which shall have a total time since new greater than 150% that of the Airframe. In any event, Lessee shall not adversely discriminate against the Aircraft regarding the age of Parts installed in the Aircraft compared with other aircraft operated by Lessee.

2    AIRCRAFT MAINTENANCE ON RETURN

Prior to the Return Occasion and immediately prior to the return of the Aircraft to Lessor, at Lessee's own expense:

     (a)  AIRFRAME

          (i) Lessee shall, if requested by a Beneficiary, perform, or procure the performance of, a full and complete C Check or its equivalent including all phases, multiples and lower checks in accordance with the Maintenance Program. Lessee shall correct any deficiencies revealed during such C Check inspection using Manufacturer's limits and guidelines, as witnessed by the Beneficiaries' representative. Lessor will contribute to the cost of such C Check or equivalent by paying to Lessee the incrementary cost (without markup) to perform such C Check or equivalent.

         (ii) The Airframe shall have no less than 4,000 Flight Hours remaining to the next due D Check and no less than 1,500 Flight Hours remaining to the next due C Check under Lessee's Maintenance Program; PROVIDE, HOWEVER, that Lessee shall be permitted to return the Aircraft with less than 4,000 Flight Hours remaining until the next due D Check under Lessee's Maintenance Program if (A) at time of the Return Occasion, the Beneficiaries have entered into an agreement for the lease or sale of the Aircraft with a subsequent lessee, buyer or user of the Aircraft (a "Subsequent User"), and (B) the bridging of the Maintenance Program to the Subsequent User's maintenance program is approved in writing by the civil aviation authority having jurisdiction over the Subsequent User in a manner that permits the Subsequent User to actually have available to it as of the Return Occasion no less than 4,000 Flight Hours remaining until the next due D check or its equivalent in accordance with the Subsequent User's maintenance program.

       (iii) In addition to (i) above, if the Beneficiaries request that Lessee perform, or procure the performance of, D Check or equivalent, Lessee will perform, or procure the performance of, such D Check or equivalent, with Lessor contributing to the cost of such D Check or equivalent by paying to Lessee the incrementary cost (without markup) to perform such D Check or equivalent; provided that the Term will not be deemed to be extended solely because of such D Check or equivalent.

     (b) The condition of the Aircraft and installed systems upon return to Lessor shall be as follows:

        (i) each Engine and each life limited Part therein shall have no less Flight Hours or Cycles or time (whichever is applicable and the more limiting factor) remaining until the next due scheduled removal, shop visit or overhaul refurbishment as on the Delivery Date, and the Engines shall have not less than 2,250 Flight Hours and 1,500 Cycles remaining (whichever is the more limiting factor) until the next scheduled refurbishment and each life limited part within the Engines shall have not less than 3,000 Flight Hours and 2,000 Cycles remaining to the next scheduled replacement.

        (ii) the APU and each life limited Part therein (if applicable) shall have no less hours or time (whichever is applicable and the more limiting factor) remaining until the next due scheduled removal and overhaul as on the Delivery Date, and Lessee shall have the option to swap APUs to meet the requirements of this paragraph (ii);

        (iii) the Landing Gear of the Aircraft and other time or life limited parts of the Landing Gear shall have no less Flight Hours or Cycles or any other life limit (whichever is applicable and the more limiting factor) remaining until the next due scheduled removal and overhaul as on the Delivery Date, and Lessee shall have the option to swap Landing Gear to meet the requirements of this paragraph (iii).

3    OTHER MATTERS

     (a) Provided necessary material and instructions are received in due time (other than materials available by Lessee), any further work required by the Beneficiaries, which can be accommodated within the days already planned by Lessee for the above inspection and check as set forth in paragraph 2(a) above, shall be performed, or performance thereof shall be procured, by Lessee during the above check and Lessor shall reimburse Lessee for the incremental costs incurred (without mark-up).

     (b) Each and every Part and time or calendar limited Part (including, without limitation, loose equipment) will have no less life remaining to the next scheduled removal, repair and overhaul as on the Delivery Date in accordance with the Maintenance Program or the recommended maintenance planning document of the manufacturer of the relevant Part, and Lessee shall have the option to swap Parts to meet the requirements of this paragraph (b).

     (c) Each Engine and the APU will be installed on the Aircraft and if not the engines or auxiliary power unit installed on the Delivery Date will be accompanied by all documentation that the Beneficiaries may reasonably require to evidence that title thereto is properly vested in Lessor in accordance with this Lease and will:

        (i) have a power assurance run and a borescope inspection (or, in case of the APU, such other inspection as in accordance with Manufacturer's or APU manufacturer's recommendation) and, in a case where an Engine does not meet the on-wing operating criteria as required by Lessee's FAA approved engine Maintenance Program and limits of the Engine section of the Aircraft Maintenance Manual, if requested by Lessor, a test cell inspection which shall be performed at Lessee's expense with the Beneficiaries' representative entitled to be present and Lessee shall provide evidence satisfactory to the Beneficiaries (A) that the Engine meets the JT8D-17A limits established by the Manufacturer according to the power assurance check defined on the Aircraft

               Maintenance Manual with an EGT margin of no less than 18 degrees centigrade at maximum rated takeoff power on a standard day and (B) reflecting the correction of any discrepancies from the guidelines set out by the Engine Manufacturer which may be discovered during any such inspection. All repairs shall be to the Beneficiaries' satisfaction;

        (ii) if the Engine historical and maintenance records and/or trend monitoring data (or current test cell run report, if applicable) indicate a rate of acceleration in performance deterioration of any Engine including the APU which is higher than normal based on Lessee's maintenance experience in operating such engines, Lessee shall, prior to return, correct or cause to be corrected such conditions which are determined to have exceeded engine manufacturer's maintenance manual tolerances or otherwise be causing such performance deterioration; and

        (iii) not have an Engine which is "on watch" for any reason requiring any special or out of sequence inspection and each such Engine shall comply with the operations specification of Lessee without waiver, carry over, deferment, restriction or exceptions.

4    FUSELAGE, WINDOWS AND DOORS

     (a) The fuselage will be free of all dents and abrasions, additional scab patches am as at the Delivery Date and loose or pulled or missing rivets, beyond the limits set in the relevant structural repair manual (and all scab patches existing at the Delivery Date shall be monitored and maintained, including as to corrosion, during the Tenn);

     (b) windows will be free of delamination, blemishes, crazing, beyond limits set in the relevant structural repair manual and will be properly sealed; and

     (c) doors will be free moving, correctly rigged and be fitted with serviceable seals.

5    WINGS AND EMPENNAGE

     (a) All leading edges will be free from damage, beyond limits set in the relevant structural repair manual; and

     (b) all control surfaces will be cleaned (provided they shall have been waxed and polished during the preceding C Check);

     (c) all unpainted cowlings and fairings will be cleaned (provided they shall have been polished during the preceding C Check); and

     (d)   wings will be free of fuel leaks.

6    INTERIOR

     (a) Ceilings, sidewalls and bulkhead panels will be clean and free of cracks and stains (fair wear and tear excepted);

     (b) carpets and seat covers will be in good condition, clean and free of stains, spots, chewing gum, tear or fraying (fair wear and tear excepted) and meet FAA fire resistance regulations;

     (c) seals and panels will meet FAA fire resistance regulations and will be serviceable in good condition free of cracks and repainted as necessary; and

     (d) emergency equipment having no less calendar life remaining as on the Delivery Date.

7    COCKPIT

     (a) All fairing panels shall be clean, free of stains and cracks (fair wear and tear excepted), will be secure and repainted as necessary;

     (b) floor coverings will be clean (fair wear and tear excepted) and effectively sealed;

     (c) seat covers will be in good condition, clean, free of stains (fair wear and tear excepted) and will conform to FAA fire resistance regulations; and

     (d) seats will be serviceable, in good condition, meet FAA fire resistance regulations and will be repainted as necessary.

8    CARGO COMPARTMENTS

     (a) All panels will be in good condition, fair wear and tear excepted, clean and free of cracks and any panels which have cracks will be replaced;

     (b) all nets will be serviceable and in good condition, fair wear and tear excepted; (c) any repair shall be within the limits established in the Manufacturer's structural repair manual; and

     (d) fabric cover shall be in good condition, fair wear and tear excepted, free of stains, spots, tear or fraying.

9    WHEEL WELLS AND UNDERCARRIAGE

     Each wheel well and undercarriage will be clean and free of leaks. The wheel wells will be repainted as necessary.

10   CORROSION

    (a) The Aircraft will have been inspected and treated with respect to corrosion in strict adherence to that required by the Maintenance Program;

    (b) the entire fuselage will be substantially free from corrosion and will be adequately treated and an approved corrosion prevention program will be in operation; and

     (c) fuel tanks will be free from contamination and, if applicable, a corrosion and a tank treatment program will be in operation.

11   EQUIPMENT CHANGES

     Upon mutual discussion and agreement, Lessor may require Lessee to remove any Removable Part (but excluding a Removable Part the installation of which is a requirement of the FAA or this Lease) and restore the Aircraft to its condition prior to installation of that Removable Part. Where appropriate, compliance by Lessee with the redelivery conditions in this Schedule shall be measured by reference to the Boeing maintenance planning document.

12   NO LESSOR OR BENEFICIARY COMPENSATION

     Neither Lessor nor any Beneficiary shall be liable to Lessee, and Lessee shall not be entitled to any compensation, with respect to the return of the Airframe, the APU, any Landing Gear or any Part which, in any case, has more Flight Hours, Cycles or time remaining or is otherwise in better condition than the Flight Hours, Cycles, time remaining or condition required by this Lease (including but not limited to Sections 2(a)(ii), 2(b)(ii), 2(b)(iii) and 3(b) of this Section E).

                                   EXHIBIT F
                                      to
                           AIRCRAFT LEASE AGREEMENT

                       [Letterhead of Lessee's Counsel]

                            [Date of Delivery Date]

The following is a summary of the items that should be included in Lessee's Counsel Opinion:

                 1. Lessee is a corporation duly organized and existing under the laws of the State of Hawaii and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Lease.

                 2. The execution, delivery and performance of the Operative Documents have been duly authorized by all necessary corporate action of Lessee and do not require any further approval of the Board of Directors or stockholders of Lessee or approval or consent of any trustee or holders of indebtedness or obligations of Lessee. Neither the execution and delivery thereof nor the consummation of the transactions contemplated thereby nor compliance by Lessee with any of the terms and provisions thereof will contravene the certificate of incorporation or by-laws of Lessee or, to our knowledge, any law applicable to Lessee and, to our knowledge, do not and will not result in any breach of, or constitute a default under, or result in the creation of any Lien upon any property of Lessee under, any credit agreement or instrument, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets are bound or affected.

                 3. Neither the execution and delivery by Lessee of the Operative Document, nor the consummation of any of the transactions by Lessee contemplated thereby, nor the compliance by the Lessee with any of the terms and provisions thereof, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of any federal or state governmental authority or agency, except for the registration of the Aircraft, recordation and other actions referred to in paragraph 6 below.

                 4. The Operative Document have been duly executed and delivered by Lessee, and constitute the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and, to general principles of equity.

                 5. To our knowledge, there are no pending suits or proceedings before any court or any regulatory commission, board or other administrative governmental agency against or affecting Lessee which might have a materially adverse effect on the current business or financial condition of Lessee.

                 6. Except for the appropriate registrations, recordings and filings with the FAA, the filing of a precautionary UCC-1 financing statement with the Hawaii Bureau of Conveyances and the placing on the Aircraft and on each Engine of the plates containing the legends referred to in Section 6(f) of the Lease

Agreement, no further filing or recording of any document and no further action is necessary or desirable in order to protect Lessor's right, title and interest in and to the Aircraft as against Lessee or any third party.

                 7. Lessee is a Certified Air Carrier as defined in the Lease Agreement.

                 8. Lessor is entitled to the benefits of Section 1110 of Title 11 of the United States Code with respect to the Aircraft and the Engines to the extent that they constitute an "airframe" or "aircraft engines", as defined in Section 101 of the Federal Aviation Act.

                                   EXHIBIT G
                                      to
                           AIRCRAFT LEASE AGREEMENT

                   [LETTERHEAD OF APPROVED INSURANCE BROKER]

                                                       [Date of Delivery Date]

Wilmington Trust Company
Rodney Square North
Wilmington, Delaware 19890

        Re: Insurance Coverage for One Boeing 737-25A Aircraft under Aircraft Lease Agreement, dated as of November 29, 1995, between Wilmington Trust Company, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K.) Limited

Gentlemen:

                 This report is delivered to you pursuant to the provisions of
Section 2(b)(vii)(5) of the Aircraft Lease Agreement 23791, dated as of November __, 1995 (the "Lease"), between Wilmington Trust Company, not in its individual capacity but solely as Trustee (the "Lessor"), and Aloha Airlines, Inc. (the "Lessee"). We are the firm of independent aircraft insurance brokers (the "Approved Insurance Broker") who have been appointed by the Lessee to deliver this report pursuant to Section 2(b)(vii)(5) of the Lease and we understand that the Lessor has not objected to such appointment. Except as otherwise defined herein, the terms used herein shall have the meanings set forth in the Lease.

                 We have reviewed the Lease and particularly Section 12 thereof. We are also fully familiar with the Certificate of Insurance dated November __, 1995 issued to you on behalf of the Approved Insurers as well as the policies of insurance evidenced thereby.

                 As of the date of this report, it is our opinion as the Approved Insurance Broker that the insurance presently carried and maintained by the Lessee, as evidenced in the attached certificates, complies with the terms and requirements of Section 12 of the Lease.

                 We agree to advise the Lessor and each Beneficiary in writing promptly of any default in the payment of any premium and any other act or omission on the part of the Lessee of which we have knowledge and which might invalidate or render unenforceable, in whole or part, any insurance required under the Lease on the Aircraft.

                                     Yours faithfully,

                          [APPROVED INSURANCE BROKER]

Wilmington Trust Company
Date
Page 2



                                               ----------------------
                                                            [Title]

                                   EXHIBIT H
                                      to
                           AIRCRAFT LEASE AGREEMENT

                SPECIAL PROVISIONS TO CERTIFICATE OF INSURANCE

                 The "special provisions" section of the Insurance Certificate shall provide as follows:

                 1. In accordance with the Aircraft Lease Agreement, dated as of November 29, 1995 (the "Lease"), between Lessor and Lessee, it is agreed to include Lessor (in its individual capacity and as Owner Trustee), each Beneficiary and their assigns as additional insureds, designate Lessor as owner of the Aircraft, and designate the Beneficiaries and their assigns as loss payees (but without imposing upon Lessor, such Beneficiary and their assigns any obligation to pay any premiums).

                 2. It is agreed that in respect of the interests of Lessor, each Beneficiary and their assigns, in the insurance coverage provided hereby, such insurance coverage shall not be invalidated by any action or omission of Lessee, and shall insure Lessor, such Beneficiary and their assigns, regardless of any breach or violation of any warranty, declaration or condition contained in such insurance coverage by Lessee.

                 3. It is agreed that if the insurance coverage provided hereby is canceled for any reason whatsoever, or is adversely changed in any way with respect to the interests of Lessor, any Beneficiary or their assigns, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, adverse change or lapse shall not be effective as to Lessor, such Beneficiary and their assigns, for thirty (30) days (seven (7) days or such lesser period as may be applicable in the case of any war risks and allied perils coverage) after receipt by Lessor and such Beneficiary of written notice of such prospective cancellation, change or lapse.

                 4. It is agreed that, as against Lessor, each Beneficiary and their assigns, the Insurers waive any rights of setoff, counterclaim or any other deduction, whether by attachment or otherwise, and waive any rights to be subrogated to any right of any insured against Lessor, each Beneficiary or their assigns, with respect to the Aircraft to the same extent that Lessee has waived its rights of subrogation by the terms of its agreements to indemnify any such party pursuant to this Lease.

                 5. The coverage provided hereunder is primary without right of contribution from any other insurance which may be carried by Lessor, any Beneficiary or their assigns. It is agreed that Lessor and each Beneficiary has a right to carry insurance in excess of the amounts provided hereunder without prejudice to the coverage hereunder provided.

                 6. A 50/50 clause is in effect between the all risk hull and war risk covers.

                                   EXHIBIT I
                                      to
                           AIRCRAFT LEASE AGREEMENT

                      FORM OF REDELIVERY ACKNOWLEDGEMENT

                 This Redelivery Acknowledgement is delivered, on the date set out below, by WILMINGTON TRUST COMPANY ("Lessor") to ALOHA AIRLINES INC. ("Lessee") pursuant to the Lease Agreement dated November __, 1995 between Lessor and Lessee (the "Agreement"). The capitalised terms used in this Certificate shall have the meanings given to such terms in the Agreement.

1       DETAILS OF ACCEPTANCE

        Lessor hereby  confirms to Lessee that Lessor has at [     ] o'clock on
        [insert  date], at [       ], accepted redelivery of the following, in
        accordance with the provisions of the Agreement:

        (a)     Boeing Model 737-25A Airframe, Manufacturer's Serial No. 28791.

        (b)     Pratt and Whitney JT8D-17A Engine, Manufacturer's Serial
                Nos. [     ] and [     ].

        (c)     Fuel Status: Pounds [     ].

        (d) Loose Equipment Check List: as per list signed by Lessor and Lessee and attached hereto.

2       CONFIRMATION

        Lessor confirms to Lessee that as at the time indicated above, being the Expiration Date, Lessor's authorized technical experts have inspected the Aircraft to ensure the Aircraft conforms to redelivery conditions specified in the Agreement and that the Aircraft is in accordance with the specifications of the Agreement and satisfactory in all respects save for the following:

                   [        ]
                   [        ]

3 IN WITNESS WHEREOF, the Lessor has, by its duly authorized representative, executed this Certificate on the date in paragraph 1 above.

                                                           LESSOR:


                                                   By:
                                                         ---------------------
                                                   Title:
                                                         ---------------------
                                                   Date:
                                                         ---------------------

       The "special provisions" section of the Insurance Certificate shall provide as follows:

                                   EXHIBIT J
                                      to
                           AIRCRAFT LEASE AGREEMENT

Monthly Aircraft Utilization & Status Report

Monthly Aircraft Utilization and Status Report Provided
UNDER THE LEASE CONTRACT BETWEEN ALOHA AIRLINES, INC. AND WILMINTON TRUST COMPANY, AS TRUSTEE

MONTH ENDING:
Aircraft  Registration Number:
Airframe Make and Model: Boeing:
Total Time on Airframe Since New:
Total Cycles on Airframe Since New:


                       MONTHLY                 TOTAL
                       FLIGHT      MONTHLY     FLIGHT      TOTAL                   DATE INST
           SERIAL NO.  HOURS       CYCLES      HOURS       CYCLES      LOCATION    (REMOVED)
Airframe

Engines & APU's Subject to Lease

Engine #1

Engine #2

APU

Other Engines & APU's Installed on Airframe

Engine #1

Engine #2

APU

Engines & APU's permanently removed from Service During Month




                                 MAJOR MAINTENANCE


              MAINTENANCE CHECK                            DATE ACCOMPLISHED
"A" CHECK - HOURS

"B" CHECK - HOURS

"C" CHECK - HOURS

"D" CHECK - HOURS


            APU and Engine data represent the times and cycles of the airframes each is installed on.

            The Aircraft, Engines, modules and APU subject to the Lease for this Aircraft have been kept in good order and repair, or are being restored to the condition required by the Lease.

MAJOR STRUCTURAL REPAIR:
MAJOR MODIFICATIONS/AD's:
MISCELLANEOUS/ACCIDENTS/INCIDENTS:
FOR AND ON BEHALF OF VARIG S.A.

NAME:

TITLE:

                                   EXHIBIT K
                                      to
                           AIRCRAFT LEASE AGREEMENT

                   LIST OF DOCUMENTS TO BE SUPPLIED ANNUALLY

1.      AIRWORTHINESS DIRECTIVE SUMMARY UPDATES WILL BE SUPPLIED ANNUALLY

2.      SERVICE BULLETIN AND LESSEE'S ORIGINATED MODS SUMMARY
        UPDATES WILL BE SUPPLIED ANNUALLY

3.      ENGINEERING ORDER (DT)

4. LAST SHOP VISIT REPORT (FORM 337) FOR ENGINES AND APU WILL BE SUPPLIED AS APPLICABLE.

5. LIFE LIMITED PARTS STATUS FOR AIRFRAME/ENGINE/APU/LANDING GEAR WITH COPY OF SERVICEABLE TAGS AS APPLICABLE.

6. LISTING OF TIME/CALENDAR CONTROLLED COMPONENTS BY PIN, S/N - DESCRIPTION-POSITION-TBO-TSI-TSO-TOTAL TIME.

7. AIRCRAFT MASTER FLIGHT LOG (COMPUTER RUN OF TOTAL TT/TC RECORDED DAILY). UPDATES WILL BE PROVIDED.

8. CURRENT AND FUTURE REVISIONS OF ALOHA 737 MAINTENANCE PROGRAM (EPM), AS APPLICABLE.

9.      LISTING OF ALL MAJOR 737 STRUCTURAL REPAIRS (N685MA) AS APPLICABLE.

10.     ANTICIPATED DATE OF NEXT SCHEDULED D CHECK OR C CHECK.

                                                            COUNTERPART NO. 7

                            LEASE SUPPLEMENT NO. 1

                          TO AIRCRAFT LEASE AGREEMENT
                         DATED AS OF NOVEMBER 29, 1995

                 LEASE SUPPLEMENT NO. 1, dated December 1, 1995, between Wilmington Trust Company, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K.) Limited ("Lessor"), and Aloha Airlines, Inc., a company organized under the laws of Hawaii ("Lessee").

                 Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of November 29, 1995 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

                 The Lease relates to the Aircraft, Parts and Engines as more precisely described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

                 In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                 1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain Boeing Model B-737-25A commercial jet aircraft, Airframe and the two Pratt & Whitney JT8D-17A Engines (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in
Schedule 1 attached hereto and made a part hereof (the "Delivered Aircraft"). The status of the Aircraft and Engines upon delivery thereof to Lessee shall be as described on Schedule 2 attached hereto and made a part hereof.

                 2. (A) The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

                    (B) The time of the delivery and acceptance of the Delivered Aircraft is 12:30 p.m. Central Time, at which time the Delivered Aircraft is located in the airspace over the State of Texas, United States of America (such location is herein called the "Delivery Location").

                  3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be December 1, 2003.

                  4. The amount of Basic Rent for the Delivered Aircraft is payable in advance on each Basic Rent Payment Date.

                  5. Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 6(f) of the Lease, (ii) Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease and (iii) Lessee has inspected the Delivered Aircraft and the Delivered Aircraft satisfies the conditions set forth in the Lease.

                  6. Lessor represents that all of its representations and warranties contained in the Lease are true and correct on the date hereof.

                  7. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

                  8. The Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20(e) of the Lease, shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Lease Supplement.

THIS LEASE SUPPLEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS, OF WHICH THERE IS ONE COUNTERPART DESIGNATED AS "COUNTERPART NO. 1 - CHATTEL PAPER ORIGINAL" AND ALL OTHER COUNTERPARTS SHALL BE DESIGNATED WITH NUMBERS OTHER THAN 1. TO THE EXTENT THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED OR PERFECTED BY POSSESSION OF ANY COUNTERPART OF THIS LEASE SUPPLEMENT OTHER THAN SAID COUNTERPART NO. 1.

                  IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                      LESSOR:

                                      WILMINGTON TRUST COMPANY, not
                                      in its individual capacity but
                                      solely as Trustee


                                      By: /s/ M. P. Bonilla
                                         ------------------------------------
                                      Name: Myfanwy Phillips Bonilla
                                         ------------------------------------
                                      Title: Asst. Vice President


                                      LESSEE:

                                      ALOHA, AIRLINES, INC

                                      By:
                                         ------------------------------------
                                      Name:
                                         ------------------------------------
                                      Title:
                                         ------------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                         ------------------------------------
                                      Title:
                                         ------------------------------------

                  IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                      LESSOR:

                                      WILMINGTON TRUST COMPANY, not
                                      in its individual capacity but
                                      solely as Trustee

                                      By:
                                         ------------------------------------
                                      Name:
                                         ------------------------------------
                                      Title:
                                         ------------------------------------


                                      LESSEE:

                                      ALOHA AIRLINES, INC.

                                      By: /s/ Brenda F. Cutwright
                                         ------------------------------------
                                      Name: Brenda F. Cutwright
                                         ------------------------------------
                                      Title: SR. VICE PRESIDENT FINANCE &
                                             PLANNING AND CFO
                                         ------------------------------------


                                      By: /s/ James M. King
                                         ------------------------------------
                                      Name: James M. King
                                         ------------------------------------
                                      Title: VICE PRESIDENT PLANNING &
                                             DEVELOPMENT
                                         ------------------------------------

                                  SCHEDULE 1
                                      TO
                            LEASE SUPPLEMENT NO. 1

                                BOEING 737-25A
                                   AIRFRAME


MANUFACTURER'S           U.S. REGISTRATION
SERIAL NO.               NUMBER                         TOTAL TIME*          TOTAL CYCLES*
--------------           -----------------              -----------          -------------

23791                    N685MA                         23,859               14,057
                         (to be changed to
                         N819AL)


                           INSTALLED PRATT & WHITNEY
                                    ENGINES

MODEL NO.                SERIAL NO.                     TOTAL TIME*          TOTAL CYCLES*
---------                ----------                     -----------          -------------
JT8D-17A                 P709529                        20,960               11,883
JT8D-17A                 P709530                        22,100               12,908

                                   INSTALLED
                             AUXILIARY POWER UNIT

MODEL NO.                SERIAL NO.                     TOTAL TIME*          TOTAL CYCLES*
---------                ----------                     -----------          -------------
GTCP85-129               P35274                         (TACH Reading)


                                   SCHEDULE 1
                                       TO
                         LEASE SUPPLEMENT NO. 1 (cont'd)

                                  B737 AVIONICS
                               COMPONENT INVENTORY


ITEM    PART NUMBER             SERIAL NUMBER                       DESCRIPTION            POSITION/QUANTITY
NO.
----    ------------------      -------------             ---------------------------      -------------------

1       622-4096-001                4581                             PA Amp                E&E        1
2       5140-1-112                   339                     Remote Electronics Unit       E&E        1
3       622-8971-020                2119                            TCAS T/R               E&E        1
4       622-1181-001               14400                            VHF T/R                E&E        1
5       622-1396-001                5023                            VHF T/R                E&E        1
6       622-7878-200              5128/5165                            ATC                 E&E        2
7       NA 13UO2                 255AKWO022                         Selcal                 E&E        1
8       622-2921-001             10076/10061                           DME                 E&E        2
9       080-20325-01           4603/4613/4602                      T/Rectifier             E&E        3
10      2-301-3                     4782                          Batt Charger             E&E        1
11      39B168-1-0                  3276                         Static Inverter           E&E        1
12      65-52811-109               D00485                     Landing Gear Acc Unit        E&E        1
13      42-651-01                   443                            Anti-Skid               E&E        1
14      65-52810-25                D01002                   Air Condition Relay Unit       E&E        1
15      65-73606-69                D01029                          Eng Acc Unit            E&E        1
16      65-52808-7                 D00496                  Compartment Overheat Unit       E&E        1
17      65-52806-235               D00870                   Misc Solid State Switch        E&E        1
18      65-52807-26                D00449                  Slat Position Switch Unit       E&E        1



ITEM    PART NUMBER             SERIAL NUMBER                       DESCRIPTION            POSITION/QUANTITY
NO.
----    ------------------      -------------             ---------------------------      -------------------

19      522-2996-011                2012                          Marker Beacon            E&E        1
20      777-1492-002                1582                               ADF                 E&E        1
21      777-1492-004                4039                               ADF                 E&E        1
22      965-0876-001                304                                GPWS                E&E        1
23      622-3890-003                1556                             Radio Alt             E&E        1
24      65-52801-31                D00446                         APU Control Unit         E&E        1
25      65-52809-15                D00306                        Fire Detector Unit        E&E        1
26      8TJ45-GAB                X0062 34B3                    Fuel Flow Power Supply      E&E
27      231-2                    5556/6517                      Window Heat Control        E&E        4
28                               4314/7490                                                 E&E
29      522-3949-001               3701                         Monitor Comparator         E&E        1
30      622-3257-001             5662/2275                         ILS NAV RCVR            E&E        2
31      172938-001               6620/6623                          NAV SW Unit            E&E        4
32                               6630/6613                                                 E&E
33      HG48B13                  P255/G1711                             ADC                E&E        2
34      4030952-906              88062826                         Yaw Damper               E&E        1
35      163356-88-01             0000528                      Performance Data Comp        E&E        1
36      548376-6                 097C-9045                    Cabin Temp Controller        E&E        1
37      87093613                   P43                         Pressure Controller         E&E        1
38      2588424-902              84053253                          Rate of Turn            E&E        1
39      101                  812802UA/9118557A                     Compass Rack            E&E        2
40      622-2500-004             2343/1298                        Steering Comp            E&E        2



ITEM    PART NUMBER             SERIAL NUMBER                       DESCRIPTION            POSITION/QUANTITY
NO.
----    ------------------      -------------             ---------------------------      -------------------

41     65-52805-317               D01011                      Flight Inst Acc Unit         E&E        1
42     172938-001               6624/6615                          Switch Unit             E&E        4
43                              6595/2678                                                  E&E
44     2590650-901              05872772                         Mach Trim Comp            E&E        1
45     2588810-904              01851529                         Pitch Computer            E&E        1
46     2588812-902              06871639                         Roll Computer             E&E        1
47     65-52812-107              D00496                       Auto Pilot Acc Unit          E&E        1
48     457300-0430               3394                              Omega RPU               E&E        1
49     25582-003                8305313                             Battery                E&E        1
50     2587335-11               84054627                           Vert Gyro               E&E        1
51     2587335-11               8415034                            Vert Gyro               E&E        1
52     2587335-11               0034163                            Vert Gyro               E&E        1
53     2588302-4                0067044                         Direction Gyro             E&E        1
54     2588302-4                84056507                        Direction Gyro             E&E        1


                                  SCHEDULE 2
                                      TO
                            LEASE SUPPLEMENT NO. 1

                                AIRCRAFT STATUS
                             ON THE DELIVERY DATE

AIRFRAME HEAVIEST CHECK ("D" CHECK OR EQUIVALENT):

Interval:                    28,000 (Hrs)
Time Remaining:              4,141

LANDING GEAR OVERHAUL:

Interval:                    Main Gear               24,000 cycles
                             Nose Gear               24,000 cycles
Time Remaining:              Left Gear                9,943 cycles
                             Right Gear               9,943 cycles
                             Nose Gear                9,943 cycles

ENGINES:

Overhaul Interval:
Time Remaining (S/N P709529):
Time Remaining (S/N P709530):

Hot Section Inspection:

Interval:
Time Remaining (S/N P709529):
Time Remaining (S/N P709530):

TIME REMAINING TO FIRST RESTRICTION:

Engine S/N:                  P709529
 Hours:                      9,040
 Cycles:                     3,117 (C07)
Engine S/N:                  P709530
 Hours:                      7,900
 Cycles:                     2,092 (C07)

AUXILIARY POWER UNIT:

Hot Section Inspection:

Interval:                              On Condition
Time Remaining:                        On Condition

Time Remaining to Next Limited
 or Scheduled Removal:                 On Condition

                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                             Effective date:  10/20/95

                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 21
------
Valve, Safety       720737-5       L-0001         14000H           13,817.6           3,977.2
RH                                                OH               7/3/92
Valve, Safety       720737-5       830678         14000H           13,817.6           3,977.2
LH                                                OH               7/3/92
Gasper Fan          21520-1         063           6000H            22,594.7           4,735
                                                  OH               6/15/95

ATA 23
------
Recorder,          93A100-80       52428          72 Mo.           14, 623.2H         2 Yrs., 6 Mo.
Voice                                             RPL
(Battery)

ATA 24
------
APU Generator      976J498-1       YK13122        6000H            20,471             2,602H
                                                  HT               10/20/94
Panel Bus          915F213-2       WE1347B        6000H            19,313.9           1,454H
Protection                                        BC               6/11/94
Gen. Cont.         948F458-1       NM4963         6000H            19,616.8H          1,757H
 Unit                                             BC               7/18/94
 APU
Gen. Cont.         948F458-1       PM5071         6000H            23,697H            5,838H
 Unit                                             BC               10/3/95
 Left
Gen. Cont.         948F458-1       XJ2186         6000H            21,639.9H          3,780.9H
 Unit                                             BC               2/18/95
 Right

ATA 25
------
Life Vest          KSE-35L8        527-691        24 Mo.           8/30/95            9 Mos.
 Rt. Aft                                          OH               23,304H
Life Vest          AV-35           541-064        24 Mo.           2/95               14 Mos.
 Co-pilot                                         O H              21,530H
Slide, Evac        D31354-         1112           24 Mo.           8/23/94            10 Mos.
 Rt. Aft           425                            OH               19,939.7H


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 25
------
Slide, Evac         D31354-        1613           24 Mo.            8/24/94         10 Mos.
 Lt. Aft            433                           OH                19, 949H
Slide, Evac         11611-143      123-1          24 Mo.            9/12/95         23 Mos.
 Rt. Fwd                                          OH                23,459H
Slide, Evac         D31354-        0159           24 Mo.            2/15/95         7 Mos.
 Lt. Fwd            403                           OH                21,620H

Escape Slide        SEE NOTE (1) OF THE MARKAIR MAINTENANCE PROGRAM
 Bottles (4)

Life Vest           KSE-35L8       50287          24 Mo.            3/17/95          9/96
 Obs                                              OH                21,942H          8 Mos.
Life Vest           KSE-35L8       12323          24 Mo.            8/1/95           7/97
 Capts                                            OH                23,085H          22 Mos.
Life Vest           KSE-35L8       527-691        24 Mo.            8/30/95          7/97
Aft Right                                         OH                23,304H          21 Mos.
Life Vest           KSE-35L8       29358          24 Mo.            2/3/95           12/96
Left Aft                                          OH                21,474H          8 Mos.
Life Vest           AC-2           535-380        24 Mo.            4/29/95          3/97
Fwd FA                                            OH                22,259H          17 Mos.
Life Vest           KSE-35L8       541-064        24 Mo.            2/7/95           1/97
Co-pilot                                          OH                21,530.7         15 Mos.
Kit, Medical        017093         NHC1613        24 Mo.            11/28/94         11/96
                                                  OH                20,844H          13 Mos.
PEE                 4566M378       E9134322       120 Mo.           12/31/91         1/2000
R/A Closet                                        OH                                 60 Mos.
PEE                 4566M378       E9134326       120 Mo.           12/31/91         1/2000
L/A Closet                                        OH                                 60 Mos.
PEE                 4566M378       E9134942       120 Mo.           1/13/92          1/2000
Aft Closet                                        OH                                 60 Mos.
PEE                 4566M378       E9134751       120 Mo.           12/22/91         1/2000
Row 10                                            OH                                 60 Mos.
PEE                 4566M378       E9548209       120 Mo.           6/9/95           5/2002
Cockpit                                           OH                                 70 Mos.


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 26
------
Cartridge,          30903828       AEN-1-3       72 Mos.           5/28/93          50 Mos.
Fire                                             RPL
ext.: Rt.
Cartridge,          30903828       BTL23883B     120 Mos.          5/5/95           5/2005
Fire                               1             RPL
ext.: APU
Cartridge,          30903828       09015DI       72 Mos.           4/27/95          2/2001
Fire                                             RPL
ext.: Left
Fire Bottle         3307507        23883B1       WC/12 Mos         5/5/95            5/96
APU                                              HST/60 Mo         5/5/95            5/2000
Fire Bottle         33600011       10124D1       WC/12 Mos         4/27/95           5/98
Rt Eng.                                          HST/60 Mo         5/14/93           4/98
Fire Bottle         33600011       09015D1       WC/12 Mos         4/27/95           4/96
Left Eng.                                        HST/60 Mo         2/16/95           2/2000
Fire Ext.           892480         672AC         WC/12 Mos         5/1/95            5/96
Aft                                              HST/60 Mo                           7/96
Closet(H20)
Fire Ext.           898052         A-415392      WC/12 Mos         5/1/95            5/96
Aft. (halon)                                     HST/60 Mo         11/91             7/96
Fire Ext.           898052         B-615379      WC/12 Mos         5/1/95            5/96
Lt row                                           HST/60 Mo                           7/96
10/halon
Fire Ext.           898052         V-343826      WC/12 Mos         4/26/95           5/99
Fwd/(halon)                                      HST/60 Mo
Fire Ext.           898052         E494480       WC/12 Mos         4/29/95           4/96
cockpit/halon                                    HST/60 Mo                           5/99
Fire Bottle,        A800100-1      26-904        WC/12 Mos         4/13/94           Over Due
Lav. Aft                                         HST/60 Mo
Fire bottle,        A800100-1      26-906        WC/12 Mos         4/13/94           Over Due
Lav. Fwd                                         HST/60 Mo


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 27
------
Jackscrew,          65-49970-      KE00301        8000H            19,946H          3,787H
Stab. trim             17                         OH               8/24/94
Fuse assy           6213-4         219            22,400H          19,945H          18,487H
auto                                              BC
brk/rudder
Transmission        65-50321-      0812           16000H           15,275H          7,416H
No 1 flap              5                          OH
Transmission        65-50322-      0840           16000H           15,275H          7,416H
No 2 flap              12                         OH
Transmission        65-50323-      0911           16000H           15,275H          7,416H
No 3 flap              5                          OH
Transmission        65-50324-      0784           16000H           15,275H          7,416H
No 4 flap              3                          OH
Transmission        65-50325-      50007          16000H           15,275H          7,416H
No 5 flap              5                          OH
Transmission        65-50326-      62003          16000H           15,275H          7,416H
No 6 flap              6                          OH
Transmission        65-50327-      72004          16000H           15,275H          7,416H
No 7 flap              14                         OH
Transmission        65-50328-      82002          16000H           15,275H          7,416H
No 8 flap              7                          OH
Gearbox assy        65-51510-      7417           16000H           15,275H          7,416H
Rt angle/Left          1                          OH
Gearbox assy        65-51510-      1489           16000H           15,275H          7,416H
Rt angle/Rt            2                          OH
Gearbox assy        65-51513-      4778           16000H           15,275H          7,416H
Flap dr./Left          1                          OH
Gearbox assy        65-51513-      1877           16000H           15,275H          7,416H
Flap dr./Rt.           2                          OH
Power Unit          65-63851-      7241           16000H           15,275H          7,416H
Flap dr GBX            7                          OH


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 28
------
APU Fuel            AV16EI209      H1842C         20000H           19,898H          16,025H
S/0 VLV                 D                         OH               8/19/94
Left Fuel           61185          128            200001-1         19,876H          16,003H
S/0 VLV                                           OH               8/16/94
Right Fuel          61185          1813           20000H           20,015H          16,142H
S/0 VLV                                           OH               8/31/94
CF Fuel             61185          609            20000H           20,005H          16,146H
S/0 VLV                                           OH               8/31/94

ATA 31
------
ULB Batteries       9804100-       7040           6 Yrs.           12 Mar 94        41 Mos.
                      GXUS                        RPL

ATA 32
------
Fuse assy           6213-4         627            22,400H          19,917.7H        18,458H
Auto                                              OH               8/21/94
Brk/Rudder

ATA 34
------
Altimeter,          WL102AMS       AG102          24 Mo.           12/20/94         14 Mo.
Stby                   3                          IN
Transponder         TPR 720        5128           24 Mo.           4/27/95          18 Mo.
Mode S, Lt.                                       IN
Transponder         TPR 720        5165           24 Mo.           4/27/95          18 Mo.
Mode S, Rt.                                       IN


                                  SCHEDULE 3
                                      TO
                            LEASE SUPPLEMENT NO. 1

                      Aircraft Status on The Delivery Date

                    Time and Calendar Controlled Components
                  (excluding engines, landing gear, and APU).


                                                                   AIRCRAFT
COMPONENT           PART                                              HR.
POSITION            NUMBER         SERIAL #       LIMIT              TSI            REMAINING
---------           --------       ---------      -------          ----------       ---------

ATA 35
------
02 Cylinder         801307-00      223879/        36 Mo.           6/22/94          5/97
                                   29668          HST              5/94             19 Mo.
Portable 02         5500A1A-       771X/3596      60 Mo.           5/11/92          3/96
 Cyl                BF23A          4              HST                               5 Mo.
Portable 02         5500A1A-       151843P/1      60 Mo.           12/21/93         1/97
 Cyl                BF23A          3              HST                               15 Mo.
Row 1                              5454
Portable 02         56002C1AF      55934DB/2      60 Mo.           10/5/95          2/2000
 Cyl                23AM           3832           HST                               58 Mo.
Aft closet
Portable 02         5600-2ClA      74732DF/       60 Mo.           1/12/93          1/98
 Cyl                               41819          HST                               26 Mo.
Cockpit

02 Generators       Varies                        12 Yrs                            22 Mo.
-------------       ------                        ------                            ------
                    117003-17                     12 Yrs                            22  Mo.
                    117.00-12                     12 Yrs                            22  Mo.
                    803000-02                     12 Yrs                            22  Mo.
                    117003-12                     12 Yrs                            22  Mo.


                                   SCHEDULE 4
                                       TO
                             LEASE SUPPLEMENT NO. 1

                                   A/C N685MA

                                    R/H SIDE



DESC.                  PART NUMBER         SERIAL NUMBER          MODEL NUMBER
-----                  -----------         -------------          ------------
 1. TRIPLE BURNS       86952102            310588                 JB5.2-3-58
 2. TRIPLE BURNS       86952024            310581                 JB5.2-3-59
 3. TRIPLE BURNS       86952022            310569                 JB5.2-3-59
 4. TRIPLE BURNS       86952022            310566                 JB5.2-3-59
 5. TRIPLE BURNS       86952022            310572                 JB5.2-3-59
 6. TRIPLE BURNS       86952022            310577                 JB5.2-3-59
 7. TRIPLE BURNS       86952022            310570                 JB5.2-3-59
 8. TRIPLE BURNS       86952022            310574                 JB5.2-3-59
 9. TRIPLE BURNS       86952022            310568                 JB5.2-3-59
10. TRIPLE BURNS       86952016            310562                 JB5.2-3-58
11. TRIPLE BURNS       86952022            310573                 JB5.2-3-59
12. TRIPLE BURNS       86952022            310579                 JB5.2-3-59
13. TRIPLE BURNS       86952022            310578                 JB5.2-3-59
14. TRIPLE BURNS       86952022            310571                 JB5.2-3-59
15. TRIPLE BURNS       86952022            310576                 JB5.2-3-59
16. TRIPLE BURNS       86952022            310564                 JB5.2-3-59
17. TRIPLE BURNS       86952022            310575                 JB5.2-3-59
18. TRIPLE BURNS       86952026            310582                 JB5.2-3-59
19. TRIPLE BURNS       86952014            310560                 JB5.2-3-58
20. DOUBLE BURNS       86953201            306409                 JB5.2-2-39


                                   A/C N685MA

                                    L/H SIDE


DESC.                  PART NUMBER         SERIAL NUMBER          MODEL NUMBER
-----                  -----------         -------------          ------------
1.  TRIPLE BURNS       86952101            310587                 JB5.2-3-58
2.  TRIPLE BURNS       86952007            310556                 JB5.2-3-58
3.  TRIPLE BURNS       86952001            310548                 JB5.2-3-59
4.  TRIPLE BURNS       86952001            310545                 JB5.2-3-59
5.  TRIPLE BURNS       86952001            310541                 JB5.2-3-59
6.  TRIPLE BURNS       86952001            310542                 JB5.2-3-59
7.  TRIPLE BURNS       86952001            310539                 JB5.2-3-59
8.  TRIPLE BURNS       86952001            310550                 JB5.2-3-59
9.  TRIPLE BURNS       86952013            310559                 JB5.2-3-58
10. TRIPLE BURNS       86952015            310561                 JB5.2-3-58
11. TRIPLE BURNS       86952001            310544                 JB5.2-3-59
12. TRIPLE BURNS       86952003            310554                 JB5.2-3-59
13. TRIPLE BURNS       86952001            310547                 JB5.2-3-59
14. TRIPLE BURNS       86952001            310543                 JB5.2-3-59
15. TRIPLE BURNS       86952001            310553                 JB5.2-3-59
16. TRIPLE BURNS       86952001            310538                 JB5.2-3-59
17. TRIPLE BURNS       86952001            310538                 JB5.2-3-59
18. TRIPLE BURNS       86952001            310549                 JB5.2-3-59
19. TRIPLE BURNS       86952005            310555                 JB5.2-3-59
20. TRIPLE BURNS       86952017            310563                 JB5.2-3-56



                                                                                 AUDITED THRU L/P         165891      10/20/95
                                                                                 A/C TOTAL HOURS          23,859
                                                                                 A/C TOTAL CYCLES         14,057
INSTALLED ON  N685MA  POSITION 1
                                                                   HOURS       CYCLES
                                               LIMIT               SINCE       SINCE    TOTAL      TOTAL   TIME REMAINING
ITEM          POS     PART NO     S/N          HOURS      CYCLES   NEW         NEW      HOURS      CYCLES  HOURS      CYCLES


ENGINE        LEFT    JT8D-17A    P7095308     30,000     15,000   22,100     12,908    22,100     12,908  7,900      2,092
HUB (DISK)    C 01    817401G     P78775       NO LIMIT   20,000   NO LIMIT   12,908    NO LIMIT   12,908  NO LIMIT   7,092
DISK          C 02    5002402-01  N87756       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 03    800803      N58289       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK (HUB)    C 04    799504      P44646       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 05    745705      P93696       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 06    745706      P93306       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 07    774407      P81245       30,000     15,000   22,100     12,908    22,100     12,908  7,900      2,092
DISK (HUB)    C 08    5005808-01  N90080       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 09    701509      P97271       30,000     19,000   22,100     12,908    22,100     12,908  7,900      6,092
DISK          C 10    772510      P97761       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 11    772511      P03600       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 12    772512      P97578       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          C 13    5003613-01  P59603       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK (SHAFT)  T 01    5003601-01  N36371       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          T 02    5003102-01  P03367       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          T 03    5003103-01  N64721       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
DISK          T 04    5003104-01  N52111       30,000     20,000   22,100     12,908    22,100     12,908  7,900      7,092
LPT (SHAFT)                                    NO LIMIT   20,000   22,100     14,558    22,100     14,558  NO LIMIT   5,442



                                                                                 AUDITED THRU L/P         165891      10/20/95
                                                                                 A/C TOTAL HOURS          23,859
                                                                                 A/C TOTAL CYCLES         14,057
INSTALLED ON  N685MA  POSITION 2
                                                                   HOURS       CYCLES
                                               LIMIT               SINCE       SINCE    TOTAL      TOTAL   TIME REMAINING
ITEM          POS     PART NO     S/N          HOURS      CYCLES   NEW         NEW      HOURS      CYCLES  HOURS      CYCLES


ENGINE        RIGHT   JT8D-17A    P7095308     NO LIMIT   NO LIMIT 20,960     11,883    20,960     11,883  9,040      3,117
HUB (DISK)    C 01    817401      P23654       NO LIMIT   20,000   NO LIMIT   13,372    NO LIMIT   13,372  NO LIMIT   6,628
DISK          C 02    5002402-01C S56233       30,000     20,000   10,771     7,680     10,771     7,680   19,229     12,320
DISK          C 03    800803      P68371       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK (HUB)    C 04    799504      N90833       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 05    745705      P93614       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 06    745706      P93230       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 07    774407      P81364       30,000     15,000   20,960     11,883    20,960     11,883  9,040      3,117
DISK (HUB)    C 08    5005808-01  P43608       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 09    701509      P97641       30,000     19,000   20,960     11,883    20,960     11,883  9,040      7,117
DISK          C 10    772510      P97278       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 11    772511      P03553       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 12    772512      P97219       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          C 13    5003613-01  P92918       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 01    5003601-01  N36374       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 02    5003102-01  M12012       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 03    5003103-01  N64611       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
DISK          T 04    5003104-01  N52069       30,000     20,000   20,960     11,883    20,960     11,883  9,040      8,117
LPT (SHAFT)                                    NO LIMIT                                                    NO LIMIT




                                                          AUDITED THRU L/P  165891                     TOTAL A/C HOURS  23859
INSTALLED ON: N685MA                                                  DATE  10/20/95                   TOTAL A/C CYCLES 14057

NLG ASSEMBLY                  65-73762-5   T01406P1486  90,000 24,000                                                   9,943
SHOCK STRUT ASSY              65-46200-63  T01408P1486  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
OUTER CYLINDER ASSY           65-46210-25  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
OUTER CYLINDER                65-46211-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
STEERING PLATE, UPR           65-46210-27  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
STEERING PLATE, LWR (DRILLED) 65-46210-24  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
OUTER CYLINDER ASSY (DRILLED) 65-46215-14  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
METERING PIN ASSY             65-46200-54  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
METERING PIN                  65-46219-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
SUPPORT TUBE, METERING PIN    65-46229-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
DRAIN TUBE                    69-57991-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
SUPPORT TUBE, UPPER ORIFICE   69-73038-1   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TUBE, ORIFICE SUPPORT         65-46226-9   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
STEM, ORIFICE SUPPORT         65C25707-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
GLAND NUT ASSY                65-46221-4   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
ORIFICE PLATE, UPPER          69-36622-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TORSION LINK ASSY, UPPER      65-46202-9   JC-1917      90,000 24,000 08/28/92 14,378 7,445 23,971 6,612  9,481  65,028 17,388
TORSION LINK ASSY, LOWER      65-46288-5   32-58        90,000 24,000 08/28/92 14,378 7,445 28,383 6,612  9,481  61,617 17,388
STEERING COLLAR ASSY          65-46203-24  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, STEERING COLLAR         69-61383-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, STEERING COLLAR         69-61383-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, UPPER TORSION LINK       69-72698-1   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, LOWER TORSION LINK       69-72698-1   486-2 (ORIG) 90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, TORSION LINK APEX       69-35883-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
LOWER DRAG BRACE ASSY         65-46230-7   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
UPPER DRAG BRACE ASSY         65-80051-13  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, DRAG BRACE CENTER        69-35391-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, DRAG BRACE, CENTER      NAS1110-68D  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, UPPER DRAG BRACE         69-35394-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
PIN, UPPER DRAG BRACE         66-35394-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, LOWER DRAG BRACE        69-35396-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
LOCK BRACE ASSY, AFT          65-46240-11  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
LOCK LINK ASSY, FWD           65-46242-11  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
BOLT, NOSE GEAR LOCK JOINT    NAS1105-52D  1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
SHAFT, AFT LOCK MECHANISM     69-35385-1   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TRUNNION PIN, LEFT HAND       69-35398-2   1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943
TRUNNION PIN, RIGHT HAND      69-41248-    1486 (ORIG)  90,000 24,000 12/17/87 0      0     14,057 14,057 23,859 75,943 9,943




                                                            AUDITED THRU L/P  165891                      TOTAL A/C HOURS  23859
INSTALLED ON: N685MA                                                    DATE  10/20/95                    TOTAL A/C CYCLES 14057

LEFT NLG ASSEMBLY             65-73761-87    MC026895P1488 100,000 24,000                                                   9,943
SHOCK STRUT ASSY              65-46100-52    MC028958P1488 100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
OUTER CYLINDER ASSY           65-61740-10    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
INNER CYLINDER ASSY           65-46116-47    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE SUPPORT TUBE ASSY     65-46159-7     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT TUBE, ORIFICE         65-46160-7     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE PLATE                 69-38980-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
METERING PIN                  65-46124-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
DRAIN TUBE                    65-46156-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
GLAND NUT                     69-39485-10    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, LOWER      65-46102-22    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, UPPER      65-87958-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER DRAG STRUT ASSY         65-46103-11    1486 (ORIG)   100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER DRAG STRUT ASSY         65-60579-3     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, LWR SIDE      65-46108-7     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ARM ASSY        65-46109-12    5104          100,000 24,000 12/16/91 12,391 5931  8,865  8,126  11,488 91,135 15,874
TRUNNION PIN ASSY             65-46113-5     34ORGA        100,000 24,000 12/16/91 12,391 5931  66,508 8,126  11,488 31,492 15,874
TEE BOLT ASSY, DRAG STRUT     65-46140-6     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TRUNNION LINK ASSY            65-63378-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, LOWER       69-72023-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, UPPER       69-72023-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, TEE FITTING ATTACHMENT  69-51833-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY.: LOWER DRAG STRUT  69-39473-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT ASSY, UPR DRAG      69-39476-6     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, TRUNNION PIN             69-41633-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, REACTION LINK 65-46107-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER SIDE STRUT ASSY         65-46138-5     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER SIDE STRUT ASSY         65-63397-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
REACTION LINK ASSY            65-46135-13    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, UPPER DOWNLOCK     65-46138-16    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, LOWER DOWNLOCK     65-46139-9     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, SPRING SUPPORT         69-38999-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, REACTION LINK      69-38148-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, UPPER SIDE STRUT   69-68149-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, SIDE STRUT         69-68150-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK LINK PIVOT     69-41628-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK                69-42193-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ASSY, UPPER DOWNLOCK    69-62779-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ASSY            65-46108-3     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT LINK ASSY             65-46112-22    486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, UPLOCK             65-63887-5     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BELLCRANK ASSY                65-63663-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
HOOK ASSY                     65-46142-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, UPLOCK SUPPORT         65-46146-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, REACTION LINK / UPLOCK  69-68148-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, OUTBD    69-39464-4     352           100,000 24,000 12/16/91 12,891 5931  8,126  8,126  11,468 91,874 15,874
BOLT ASSY, LOWER SIDE STRUT   69-68151-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
COLLAR, BELLCRANK RET, UPLOCK 69-51838-2     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT, FWD TRUNNION BRG   69-58854-3     486 (ORIG)    83,000  24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, INBRD    BACB301J20CD43 685           100,000 24,000 12/14/91 12,891 5931  8,126  8,126  11,468 91,874 15,874
BOLT, ACTUATOR ROD END        BACB301J16CD48 685/1         100,000 24,000 12/14/91 12,891 5931  8,126  8,126  11,468 91,874 15,874
BEARING ASSY, FWD TRUNNION    69-58871-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, AFT TRUNNION             65-84161-1     486 (ORIG)    100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943




                                                            AUDITED THRU L/P  165891                      TOTAL A/C HOURS  23859
INSTALLED ON: N685MA                                                    DATE  10/20/95                    TOTAL A/C CYCLES 14057

RIGHT NLG ASSEMBLY            65-73761-87    MC02665P1488  100,000 24,000                                                   9,943
SHOCK STRUT ASSY              65-46100-52    MC02896P1488  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
OUTER CYLINDER ASSY           65-61740-10    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
INNER CYLINDER ASSY           65-46116-47    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE SUPPORT TUBE ASSY     65-46159-7     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT TUBE, ORIFICE         65-46160-7     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ORIFICE PLATE                 69-38980-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
METERING PIN                  65-46124-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
DRAIN TUBE                    65-46156-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
GLAND NUT                     69-39485-10    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, LOWER      65-46102-22    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK ASSY, UPPER      65-87958-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER DRAG STRUT ASSY         65-46103-11    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER DRAG STRUT ASSY         65-60579-3     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, LWR SIDE      65-46105-7     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ARM ASSY        65-46109-12    1507          100,000 24,000 12/14/91 12,391 5931  34,655 8,126  11,488 65,345 15,874
TRUNNION PIN ASSY             65-46113-16    32-118        100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,488 91,674 15,874
TEE BOLT ASSY, DRAG STRUT     65-46140-6     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TRUNNION LINK ASSY            65-63378-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, LOWER       69-72023-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
TORSION LINK PIN, UPPER       69-72023-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, TEE FITTING ATTACHMENT  69-51833-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY.: LOWER DRAG STRUT  69-39473-3     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT ASSY, UPR DRAG      69-39476-6     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, TRUNNION PIN             69-41633-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UNIVERSAL ASSY, REACTION LINK 65-46107-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
UPPER SIDE STRUT ASSY         65-46138-5     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LOWER SIDE STRUT ASSY         65-63397-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
REACTION LINK ASSY            65-46135-13    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, UPPER DOWNLOCK     65-46138-16    486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
LINK ASSY, LOWER DOWNLOCK     65-46139-9     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, SPRING SUPPORT         69-38999-3     685           100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BOLT ASSY, REACTION LINK      69-38148-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, UPPER SIDE STRUT   69-68149-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT ASSY, SIDE STRUT         69-68150-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK LINK PIVOT     69-41628-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, DOWNLOCK                69-42193-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ASSY, UPPER DOWNLOCK0   69-62779-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
ACTUATOR BEAM ASSY            65-46108-3     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SUPPORT LINK ASSY             65-46112-22    HI-106        100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
LINK ASSY, UPLOCK             65-63887-5     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BELLCRANK ASSY                65-63663-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
HOOK ASSY                     65-46142-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
SHAFT, UPLOCK SUPPORT         65-46146-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, REACTION LINK / UPLOCK  69-68148-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, OUTBD    69-39464-4     482           100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BOLT ASSY, LOWER SIDE STRUT   69-68151-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
COLLAR, BELLCRANK RET, UPLOCK 69-51838-2     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
FUSE BOLT, FWD TRUNNION BRG   69-58854-3     486-2 (ORIG)  83,000  24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
BOLT, ACTUATOR BEAM, INBRD    BACB301J20CD43 685/2         100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BOLT, ACTUATOR ROD END        BACB301J16CD48 685           100,000 24,000 12/14/91 12,391 5931  8,126  8,126  11,468 91,874 15,874
BEARING ASSY, FWD TRUNNION    69-58871-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943
NUT, AFT TRUNNION             65-84161-1     486-2 (ORIG)  100,000 24,000 12/17/87 0      0     14,057 14,057 23,859 85,943 9,943


                                                               COUNTERPART NO. 2

                             LEASE SUPPLEMENT NO. 2

                           TO AIRCRAFT LEASE AGREEMENT
                          DATED AS OF NOVEMBER 29, 1995

                   LEASE SUPPLEMENT NO. 2, dated April 12, 1996, between Wilmington Trust Company, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K.) Limited ("Lessor"), and Aloha Airlines, Inc., a company organized under the laws of Hawaii ("Lessee").

                Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of November 29, 1995, as supplemented by Lease Supplement No. 1, dated December 1, 1995 (as amended, modified or supplemented and in effect from time to time, the "Lease" and the defined terms therein being hereinafter used with the same meaning), which was filed with the FAA as one instrument and recorded on January 25, 1996 as Conveyance No. 11004730. Lessor and Lessee desire to supplement the Lease in order (1) to subject to the Lease two Pratt & Whitney model JT8D-9A engines described below, and (2) to remove from the terms of the Lease two Pratt & Whitney model JT8D-17A engines described below.

                   In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                   1. Lessor hereby leases to Lessee under the Lease and Lessee hereby leases from Lessor under the Lease, two (2) Pratt & Whitney JT8D-9A Engines bearing Manufacturer's Serial Numbers 665868 and 655877, each having 750 or more rated takeoff horsepower, together with (1) all parts, appliances, components, accessories and equipment currently installed on, or attached to any such engine and (2) all flight, engineering, maintenance, overhaul and repair manuals, drawings, records, logs, documents and other data relating to the above described engines or parts (such engines, together with the items identified in clauses (1) and (2) above, are referred to herein collectively as the "9A Engines"). For all purposes of the Lease, each of the 9A Engines shall be deemed an "Engine" as defined in the Lease, and part of the Aircraft and each such Engine shall be maintained, insured and returned to Lessor in the manner and at the times set forth in the Lease.

                                                          RECORDED

                                              FEDERAL AVIATION ADMINISTRATION

                                              Date  4-29-96     Time  1:07
                                                   ---------          --------

                                              Conveyance Number  ZZ011203
                                                               ------------

                                              By /s/       [Illegible]
                                                      --------------------

                   2. There are hereby removed from the terms of the Lease the two (2) Pratt & Whitney JT8D-17A Engines bearing Manufacturer's Serial Numbers P709529 and P709530, each having 750 or more rated takeoff horsepower, together with (1) all parts, appliances, components, accessories and equipment currently installed on, or attached to any such engine and (2) all flight, engineering, maintenance, overhaul and repair manuals, drawings, records, logs, documents and other data relating to the above described engines or parts (such engines, together with the items identified in clauses (1) and (2) above, are referred to herein collectively as the "0riginal 17A Engines"). Lessee and Lessor acknowledge that the Original 17A Engines are, effective on this date, no longer subject to the terms of the Lease and that Lessee has no interest therein or thereto under the Lease.

                   3. From the date hereof until the last day of the Term, Lessee shall affix and keep a metal nameplate of reasonable dimensions in a reasonably prominent position on each of the 9A Engines bearing the Lease Identification (such name plate to be furnished by Lessee and affixed on or prior to the date hereof).

                   4. Lessee represents that all of its representations and warranties contained in the Lease are true and correct on the date hereof and that no Default or Event of Default has occurred and is continuing.

                   5. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein. The Lease is hereby ratified and confirmed and, except as set forth herein, remains unamended and in full force and effect.

                   6. This Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20(e) of the Lease, shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Lease Supplement.

 THIS LEASE SUPPLEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS, OF WHICH THERE IS ONE COUNTERPART DESIGNATED AS "COUNTERPART NO. 1 - CHATTEL PAPER ORIGINAL'' AND ALL OTHER COUNTERPARTS SHALL BE DESIGNATED WITH NUMBERS OTHER THAN 1. TO THE EXTENT THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED OR PERFECTED BY POSSESSION OF ANY COUNTERPART OF THIS LEASE SUPPLEMENT OTHER THAN SAID COUNTERPART NO. 1.

                  IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                            LESSOR:

                                            WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but
                                            solely as Trustee.

                                            By:     M.P. Bonilla
                                                  ----------------------------
                                            Name:   MYFANWY PHILLIPS BONILLA
                                                  ----------------------------
                                            Title:  ASSISTANT VICE PRESIDENT
                                                  ----------------------------


                                            LESSEE:

                                            ALOHA AIRLINES, INC.

                                            By:
                                                  ----------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                                  ----------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                  ----------------------------

                  IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                                            LESSOR:

                                            WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but
                                            solely as Trustee.

                                            By:
                                                  ----------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                  ----------------------------


                                            LESSEE:

                                            ALOHA AIRLINES, INC.

                                            By:    /s/  Brenda F. Cutwright
                                                  ----------------------------
                                            Name:       Brenda F. Cutwright
                                                  ----------------------------
                                            Title: Sr. Vice President Finance
                                                      & Planning and CFO
                                                  ----------------------------

                                            By:    /s/  James M. King
                                                  ----------------------------
                                            Name:       James M. King
                                                  ----------------------------
                                            Title:  Vice President Planning &
                                                          Development
                                                  ----------------------------

                                                        COUNTERPART NO.
                                                                       -------

                             LEASE SUPPLEMENT NO. 2

                           TO AIRCRAFT LEASE AGREEMENT
                          DATED AS OF NOVEMBER 29, 1995

                  LEASE SUPPLEMENT NO. 2, dated April 12, 1996, between Wilmington Trust Company, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K.) Limited ("Lessor"), and Aloha Airlines, Inc., a company organized under the laws of Hawaii ("Lessee").

                  Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of November 29, 1995, as supplemented by Lease Supplement No. 1, dated December 1, 1995 (as amended, modified or supplemented and in effect from time to time, the "Lease" and the defined terms therein being hereinafter used with the same meaning), which was filed with the FAA as one instrument and recorded on January 25, 1996 as Conveyance No. 11004730. Lessor and Lessee desire to supplement the Lease in order (1) to subject to the Lease two Pratt & Whitney model JT8D-9A engines described below, and (2) to remove from the terms of the Lease two Pratt & Whitney model JT8D-17A engines described below.

                  In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                  1. Lessor hereby leases to Lessee under the Lease and Lessee hereby leases from Lessor under the Lease, two (2) Pratt & Whitney JT8D-9A Engines bearing Manufacturer's Serial Numbers 665868 and 655877, each having 750 or more rated takeoff horsepower, together with (1) all parts, appliances, components, accessories and equipment currently installed on, or attached to any such engine and (2) all flight, engineering, maintenance, overhaul and repair manuals, drawings, records, logs, documents and other data relating to the above described engines or parts (such engines, together with the items identified in clauses (1) and (2) above, are referred to herein collectively as the "9A Engines"). For all purposes of the Lease, each of the 9A Engines shall be deemed an "Engine" as defined in the Lease, and part of the Aircraft and each such Engine shall be maintained, insured and returned to Lessor in the manner and at the times set forth in the Lease.

                  2. There are hereby removed from the terms of the Lease the two (2) Pratt & Whitney JT8D-17A Engines bearing Manufacturer's Serial Numbers P709529 and P709530, each having 750 or more rated takeoff horsepower, together with (1) all parts, appliances, components, accessories and equipment currently installed on, or attached to any such engine and (2) all flight, engineering, maintenance, overhaul and repair manuals, drawings, records, logs, documents and other data relating to the above described engines or parts (such engines, together with the items identified in clauses (1) and (2) above, are referred to herein collectively as the "Original 17A Engines"). Lessee and Lessor acknowledge that the Original 17A Engines are, effective on this date, no longer subject to the terms of the Lease and that Lessee has no interest therein or thereto under the Lease.

                  3. From the date hereof until the last day of the Term, Lessee shall affix and keep a metal nameplate of reasonable dimensions in a reasonably prominent position on each of the 9A Engines bearing the Lease Identification (such name plate to be furnished by Lessee and affixed on or prior to the date hereof).

                  4. Lessee represents that all of its representations and warranties contained in the Lease are true and correct on the date hereof and that no Default or Event of Default has occurred and is continuing.

                  5. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein. The Lease is hereby ratified and confirmed and, except as set forth herein, remains unamended and in full force and effect.

                  6. This Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20(e) of the Lease, shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Lease Supplement.

 THIS LEASE SUPPLEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS, OF WHICH THERE IS ONE COUNTERPART DESIGNATED AS "COUNTERPART NO. 1 - CHATTEL PAPER ORIGINAL" AND ALL OTHER COUNTERPARTS SHALL BE DESIGNATED WITH NUMBERS OTHER THAN 1. TO THE EXTENT THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED OR PERFECTED BY POSSESSION OF ANY COUNTERPART OF THIS LEASE SUPPLEMENT OTHER THAN SAID COUNTERPART NO. 1.

                  IN WITNESS WHEREOF, Lessor and Lessee each have caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                            LESSOR:

                                            WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but
                                            solely as Trustee.

                                            By:       M. P. Bonilla
                                                  ----------------------------
                                            Name:   MYFANWY PHILLIPS BONILLA
                                                  ----------------------------
                                            Title:  ASSISTANT VICE PRESIDENT
                                                  ----------------------------


                                            LESSEE:

                                            ALOHA AIRLINES, INC.

                                            By:
                                                  ----------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                                  ----------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                  ----------------------------

                  IN WITNESS WHEREOF, - Lessor and Les-gee each have caused this Lease Supplement to he duly executed by their authorized officers as of the day and year first above written.

                                            LESSOR:

                                            WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but
                                            solely as Trustee.

                                            By:
                                                  ----------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                  ----------------------------


                                            LESSEE:

                                            ALOHA AIRLINES, INC.

                                            By:    /s/  Brenda F. Cutwright
                                                  ----------------------------
                                            Name:       Brenda F. Cutwright
                                                  ----------------------------
                                            Title: Sr. Vice President Finance
                                                      & Planning and CFO
                                                  ----------------------------

                                            By:    /s/  James M. King
                                                  ----------------------------
                                            Name:       James M. King
                                                  ----------------------------
                                            Title:  Vice President Planning &
                                                          Development
                                                  ----------------------------

                    ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT


                   THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT ("Assignment"), dated as of December 26, 1996 is between WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K) Limited ("Lessor"), ALOHA AIRLINES, INC., a Hawaii Corporation ("Assignor"), and ALOHA AIRLINES, INC., a Delaware corporation ("Assignee").

                                    RECITALS

                   WHEREAS, Lessor and Assignor entered into that certain Aircraft Lease Agreement dated as of November 29, 1995, as it may be supplemented or amended from time to time (the "Lease"), pursuant to which Assignor leased from Lessor one (1) Boeing model 737-25A aircraft bearing manufacturer's serial number 23791 and registration mark N819AL (the "Aircraft");

                   WHEREAS, effective December 26, 1996, Assignor merged with Assignee, and Assignee emerged as the surviving entity and the successor in interest to Lessee.

                                    AGREEMENT

                   NOW, THEREFORE, in consideration of these presents and for other valuable consideration, the parties agree as follows.

                   1. CERTAIN DEFINED TERMS. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Assignment shall have the respective meanings assigned to them in the Lease.

                   2. ASSIGNMENT. As of December 26, 1996 (the "Effective Date"), the Assignor hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, as if Assignee were the original party to the Lease.

                   3. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee and, as of the Effective Date, agrees to assume and to be bound by all the terms of, and to undertake all of the obligations of the Assignor contained in, the Lease, including without limitation, all such obligations existing at or prior to, or attributable to acts or events occurring prior to the Effective Date.

                   4. LESSOR CONSENT.

                      (a) Pursuant to Section 8(i) of the Lease, Lessor acknowledges and consents to the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee under this Assignment, and acknowledge the rights and obligations of the Assignee described in this Assignment.

                      (b) Lessor further acknowledges and agrees that from and after the Effective Date Assignee shall be deemed the "Lessee" for all purposes of the Lease and each reference in the Lease to the Assignor as "Lessee" shall be deemed after the Effective Date for all purposes to refer to the Assignee and that, from and after the Effective Date Lessor will perform its obligations under the Lease, in all respects as if Assignee were the original party to the Lease as "Lessee" thereunder.

                   5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE. Assignee represents and warrants as follows:

                   (a) Assignee is a corporation duly organized and existing in good standing under the Laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Assignment.

                   (b) This Assignment has been duly authorized by all necessary corporate action on the part of Assignee and does not require any approval of the stockholders of Assignee (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Assignee with any of the terms and provisions hereof will contravene any Law applicable to Assignee or result in any breach of, or constitute any default under, or result in the creation of, any Lien upon any property of Assignee under, any credit agreement or instrument, or other agreement or instrument to which Assignee is a party or by which Assignee or its properties or assets may be bound or affected.

                   (c) Assignee has received or has complied with every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Governmental Entity having jurisdiction with respect to the use and operation of the Aircraft and the execution and delivery of this Assignment of the validity and enforceability hereof.

                   (d) This Assignment has been duly entered into and delivered by Assignee and constitutes a valid, legal and binding obligation of Assignee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or other similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity.

                   (e) Assignee is a Certified Air Carrier and holds all licenses, certificates, permits and franchises from the appropriate agencies of the United States of America and/or all other governmental authorities having jurisdiction which are necessary to authorize the Assignee to engage in air transport and to carry on its business as presently conducted and to be conducted with the Aircraft.

                   (f) Assignee is a "citizen of the United States" as defined in 40102(a)(15) of Title 49 of the United States Code.

                   6. GOVERNING LAW. This Assignment shall governed by the Laws of the State of New York.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

                  IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.

 ASSIGNOR:                             ALOHA AIRLINES, INC.,
                                       A HAWAII CORPORATION

                                       By:   /s/ Brenda F. Cutwright
                                          ------------------------------------
                                       Name:   BRENDA F. CUTWRIGHT
                                            ----------------------------------
                                       Title:   SR. VICE PRESIDENT FINANCE &
                                                PLANNING AND CFO
                                             ---------------------------------


                                       By:   /s/ Owen Sekimura
                                          ------------------------------------
                                       Name:   OWEN SEKIMURA
                                            ----------------------------------
                                       Title:   STAFF VICE PRESIDENT -
                                                FINANCE & CONTROLLER
                                             ---------------------------------


 ASSIGNEE:                             ALOHA AIRLINES, INC., A
                                       DELAWARE CORPORATION


                                       By:   /s/ Brenda F. Cutwright
                                          ------------------------------------
                                       Name:   BRENDA F. CUTWRIGHT
                                            ----------------------------------
                                       Title:   SR. VICE PRESIDENT FINANCE &
                                                PLANNING AND CFO
                                             ---------------------------------


                                       By:   /s/ Owen Sekimura
                                          ------------------------------------
                                       Name:   Owen Sekimura
                                            ----------------------------------
                                       Title:   STAFF VICE PRESIDENT -
                                                FINANCE & CONTROLLER
                                             ---------------------------------


 LESSOR: WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE F/B/O ITOCHU AIRLEASE (EUROPE) LIMITED AND
                                       MARUBENI AIRLEASING (U.K)
                                       LIMITED


                                       By:____________________________________

                                       Name:__________________________________

                                       Title:_________________________________

                  IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.


 ASSIGNOR:                             ALOHA AIRLINES, INC.,
                                       A HAWAII CORPORATION

                                       By:   /s/ Brenda F. Cutwright
                                          ------------------------------------
                                       Name:   BRENDA F. CUTWRIGHT
                                            ----------------------------------
                                       Title:   SR. VICE PRESIDENT FINANCE &
                                                PLANNING AND CFO
                                             ---------------------------------


                                       By:   /s/ Owen Sekimura
                                          ------------------------------------
                                       Name:   OWEN SEKIMURA
                                            ----------------------------------
                                       Title:   STAFF VICE PRESIDENT -
                                                FINANCE & CONTROLLER
                                             ---------------------------------


 ASSIGNEE:                             ALOHA AIRLINES, INC., A
                                       DELAWARE CORPORATION


                                       By:   /s/ Brenda F. Cutwright
                                          ------------------------------------
                                       Name:   BRENDA F. CUTWRIGHT
                                            ----------------------------------
                                       Title:   SR. VICE PRESIDENT FINANCE &
                                                PLANNING AND CFO
                                             ---------------------------------


                                       By:   /s/ Owen Sekimura
                                          ------------------------------------
                                       Name:   Owen Sekimura
                                            ----------------------------------
                                       Title:   STAFF VICE PRESIDENT -
                                                FINANCE & CONTROLLER
                                             ---------------------------------


 LESSOR: WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE F/B/O ITOCHU AIRLEASE (EUROPE) LIMITED AND
                                       MARUBENI AIRLEASING (U.K)
                                       LIMITED


                                       By:____________________________________

                                       Name:__________________________________

                                       Title:_________________________________

                   IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.


 ASSIGNOR:                             ALOHA AIRLINES, INC.,
                                       A HAWAII CORPORATION

                                       By:   /s/ Brenda F. Cutwright
                                          ------------------------------------
                                       Name:   BRENDA F. CUTWRIGHT
                                            ----------------------------------
                                       Title:   SR. VICE PRESIDENT FINANCE &
                                                PLANNING AND CFO
                                             ---------------------------------


                                       By:   /s/ Owen Sekimura
                                          ------------------------------------
                                       Name:   OWEN SEKIMURA
                                            ----------------------------------
                                       Title:   STAFF VICE PRESIDENT -
                                                FINANCE & CONTROLLER
                                             ---------------------------------


 ASSIGNEE:                             ALOHA AIRLINES, INC., A
                                       DELAWARE CORPORATION


                                       By:   /s/ Brenda F. Cutwright
                                          ------------------------------------
                                       Name:   BRENDA F. CUTWRIGHT
                                            ----------------------------------
                                       Title:   SR. VICE PRESIDENT FINANCE &
                                                PLANNING AND CFO
                                             ---------------------------------


                                       By:   /s/ Owen Sekimura
                                          ------------------------------------
                                       Name:   Owen Sekimura
                                            ----------------------------------
                                       Title:   STAFF VICE PRESIDENT -
                                                FINANCE & CONTROLLER
                                             ---------------------------------


 LESSOR: WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE F/B/O ITOCHU AIRLEASE (EUROPE) LIMITED AND
                                       MARUBENI AIRLEASING (U.K)
                                       LIMITED


                                       By:____________________________________

                                       Name:__________________________________

                                       Title:_________________________________

                                     CONSENT

                  THIS CONSENT is made this ______ day of ________________, 1996 by WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K) Limited ("Lessor") in favor of Aloha Airlines, Inc., a Hawaii corporation ("Aloha Hawaii") and Aloha Airlines, Inc., a Delaware corporation ("Aloha Delaware").

                                    RECITALS

                  WHEREAS, Lessor and Aloha Hawaii entered into that certain Aircraft Lease Agreement dated as of November 29, 1995 (the "Lease"), pursuant to which Aloha Hawaii leased from Lessor one (1) Boeing model 737-25A aircraft bearing manufacturer's serial number 23791 and registration mark N819AL (the "Aircraft");

                  WHEREAS, Aloha Hawaii and Aloha Delaware are wholly owned subsidiaries of Aloha Airgroup, Inc., a Hawaii corporation.

 WHEREAS, effective ____________________________________, 1996, Aloha Hawaii
 merged with Aloha Delaware, and Aloha Delaware emerged as the surviving entity and the successor in interest to Aloha Hawaii.

                  WHEREAS, as a result of the merger, all of the assets and liabilities of Aloha Hawaii, including the Lease, will become assets and liabilities of Aloha Delaware by operation of law.

                  WHEREAS, Aloha Hawaii has requested that Lessor consent to the merger and the transfer by operation of law of the Lease and the Notice of Assignment to Aloha Delaware.

                  NOW, THEREFORE, in consideration of these presents and for other valuable consideration, Lessor does hereby consent to the merger of Aloha Hawaii with and into Aloha Delaware and the transfer by operation of law of the Lease to Aloha Delaware, upon and subject to the condition that this consent shall not be construed as authorizing any other or further assignment of the Lease, and that all of the rights of the undersigned as set forth in the Lease are expressly reserved.

                  IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date first written above.

  LESSOR:                               WILMINGTON TRUST COMPANY,
                                        NOT IN ITS INDIVIDUAL
                                        CAPACITY BUT SOLELY AS
                                        TRUSTEE F/B/O ITOCHU
                                        AIRLEASE (EUROPE) LIMITED
                                        AND MARUBENI AIRLEASING
                                        (U.K) LIMITED




                                        By________________________________

                                        Name______________________________

                                        Title_____________________________

                                LEASE ASSIGNMENT

         This Lease Assignment (this "Agreement") dated as of August 7, 1998 is entered into by and between (1) ITOCHU Airlease Limited, a company formed under the laws of the Republic of Ireland ("ITOCHU"), (ii) MA-Lease Limited, a company duly formed under the laws of England ("Marubeni"), (iii) Wilmington Trust Company, not in its individual capacity but solely as trustee f/b/o ITOCHU and Marubeni ("Trustee", and together With ITOCHU and Marubeni, each, an "Assignor" and collectivelly, "Assignors"), and Boeing Capital Corporation, a company duly formed under the laws of Delaware (the "Assignee").

                                    RECITALS

         WHEREAS, Trustee is the Lessor, under that certain Aircraft Lease Agreement dated as of November 29, 1995 and recorded with the Federal Aviation Administration on ________, 199__, and assigned conveyance number ____________, with Aloha Airlines, Inc., as the Lessee, as supplemented by Lease Supplement No. 1 and as amended and supplemented by Letter Agreement No. 1 dated as of November 29, 1995 (collectively, the "Lease"), covering one (1) Boeing 737-25A aircraft (as more particularly described under the Lease, the "Aircraft"),

         WHEREAS, pursuant to that certain Aircraft Purchase Agreement dated as of August _________, 1998 (the "Purchase Agreement"), by and between Assignors and Assignee, Assignors desire to assign, and Assignee desires to accept, the assignment of the Assignors' rights, titles, interest in, to and under the Lease;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows,

         Section 1, DEFINITIONS. Terms used herein but not defined shall have the meanings set forth in the Lease.

         Section 2. ASSIGNMENT. Assignor hereby assigns to Assignee and Assignee hereby accepts, all of Assignors' right, title and interest under the Lease.

         Section 3. ASSUMPTION OF OBLIGATIONS. Assignee hereby assumes all obligations of the Assignors under the Lease to the extent arising from and after the date hereof,

         Section 4. AMENDMENTS TO THE LEASE. With respect to events occurring on and after the date hereof, all references to "Beneficiaries" contained in the Lease shall be deemed to be references to Lessor.

          Section 5. CONCERNING THE TRUSTEE. Wilmington Trust Company is entering into this Agreement solely in its capacity as Trustee under the Trust Agreement, except as otherwise expressly provided herein, and Wilmington Trust Company (or any successor Trustee) shall not be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of the Assignor hereunder; provided, however, that Wilmington Trust Company (or any other successor Trustee) shall be liable hereunder for its own gross negligence or willful misconduct or for breach of its covenants or its representations. and warranties to the extent covenanted or made in its individual capacity. extent covenanted or made in its individual capacity.

        Section 6. MISCELLANEOUS.

        (a) This Agreement may be signed in one or more counterparts with the same effect as if the signatures in each counterpart were upon a single document. All counterparts shall be considered an original hereof.

        (b) The terms and provisions hereof shall inure to the benefit of and be binding on the parties hereof and their respective successors and assigns.

        (c) This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity, and performance.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WILMINGTON TRUST COMPANY                       ITOCHU AIRLEASE LIMITED
not in its individual capacity but as          ("Assignor")
trustee ("Assignor")


By:    /s/ Bruce L. Besson                      By:      [Illegible]
     ------------------------------                  -------------------------
Name:  Bruce L. Besson                          Name:
     ------------------------------                  -------------------------
Title: V.P.                                     Title: ATTORNEY IN FACT
     ------------------------------                  -------------------------


MA-LEASE LIMITED                                BOEING CAPITAL CORPORATION
("Assignor")                                    ("Assignor")

By:    [Illegible]                              By:  /s/  Stephen J. Novak
     ------------------------------                  -------------------------
Name:                                           Name: Vice President
     ------------------------------                  -------------------------
Title: ATTORNEY IN FACT                         Title: Stephen J. Novak
     ------------------------------                  -------------------------

                                     CONSENT

          Reference is hereby made to the attached Lease Assignment (capitalized terms used herein without definition are used with the same meaning as in the Lease Assignment). The undersigned hereby consents to the assignment and assumption set forth therein and acknowledges that the Assignors shall, from and after the date hereof, be released from all further obligations under the Lease, except that such release shall not affect any liability arising on or before the effective date of the Lease Assignment.

          The undersigned hereby also agrees that Aloha Airlines, Inc. shall cause each of the Assignors to be added as an additional insured under the liability insurance policies required to be maintained by Aloha Airlines, Inc., as Lessee, pursuant to the Lease. Aloha Airlines, Inc. agrees that its obligations to maintain such insurance shall continue until the earlier to occur of (i) two years after the date hereof, and (ii) the D check or its equivalent first occurring after the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Consent as of August 7, 1998.


ALOHA AIRLINES, INC.


By: /s/   Brenda F. Cutwright
    ---------------------------------
Name:  Brenda F. Cutwright
    ---------------------------------
       Sr. Vice President Finance &
Title:     Planning and CFO
    ---------------------------------



By: /s/   James M. King
    ---------------------------------
Name:   James M. King
    ---------------------------------
           Vice President
Title:  Planning & Development
    ---------------------------------

                                     CONSENT

          Reference Is hereby made to the attached Lease Assignment (capitalized terms used herein without definition are used with the same meaning as in the Lease Assignment). The undersigned hereby consents to the assignment and assumption set forth therein and acknowledges that the Assignors shall, from and after the date hereof, be released from all further obligations under the Lease, except that such release shall not affect any liability arising on or before the effective date of the Lease Assignment.

          The undersigned hereby also agrees that Aloha Airlines, Inc. shall cause each of the Assignors to be added as an additional insured under the liability insurance policies required to be maintained by Aloha Airlines, Inc., as Lessee, pursuant to the Lease. Aloha Airlines, Inc. agrees that its obligations to maintain such insurance shall continue until the earlier to occur of (i) two years after the date hereof, and (ii) the D check or its equivalent first occurring after the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Consent as of August 7, 1998.

ALOHA AIRLINES, INC.


By: /s/   Brenda F. Cutwright
    ---------------------------------
Name:     Brenda F. Cutwright
    ---------------------------------
       Sr. Vice President Finance &
Title:     Planning and CFO
    ---------------------------------



By: /s/     James M. King
    ---------------------------------
Name:       James M. King
    ---------------------------------
           Vice President
Title:  Planning & Development
    ---------------------------------

                                     CONSENT

          Reference is hereby made to the attached Lease Assignment (capitalized terms used herein without definition are used with the same meaning as in the Lease Assignment). The undersigned hereby consents to the assignment and assumption set forth therein and acknowledges that the Assignors shall, from and after the date hereof, be released from all further obligations under the Lease, except that such release shall not affect any liability arising on or before the effective date of the Lease Assignment.

          The undersigned hereby also agrees that Aloha Airlines, Inc. shall cause each of the Assignors to be added as an additional insured under the liability insurance policies required to be maintained by Aloha Airlines, Inc., as Lessee, pursuant to the Lease. Aloha Airlines, Inc. agrees that its obligations to maintain such insurance shall continue until the earlier to occur of (i) two years after the date hereof, and (ii) the D check or its equivalent first occurring after the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Consent as of August ___,1998.

 ALOHA AIRLINES, INC.

 By:
      ---------------------------------
 Name:
      ---------------------------------
 Title.
      ---------------------------------


 By:
      ---------------------------------
 Name:
      ---------------------------------
 Title:
      ---------------------------------

                      LEASE EXTENSION AND AMENDMENT AGREEMENT

THIS LEASE EXTENSION AND AMENDMENT AGREEMENT (this "Agreement") dated as of November ____, 2001, is by and between BOEING CAPITAL CORPORATION, a Delaware corporation ("Lessor") and ALOHA AIRLINES, a Delaware corporation ("Lessee).

                                   WITNESSETH

WHEREAS, Lessor (as successor to Wilmington Trust Company, not in its individual capacity but solely as trustee f/b/o ITOCHU AirLease (Europe) Limited and Marubeni Airleasing (U.K) Limited, pursuant to certain Purchase Agreement and Assignment Agreement dated June 22, 1998) are parties to Aircraft Lease Agreement dated as of November 29, 1995 and filed with the Federal Aviation Administration ("FAA") on January 25, 1996 as conveyance no. 11004730 (the "Lease") as supplemented by Lease Supplement No. 1 filed with the FAA on _________________________ as conveyance no. _________________________, as further supplemented by Lease Supplement No. 2 filed with the FAA on April 29, 1996 as conveyance no. 22011203 (collectively the "Supplement"). The Lease and the Lease Supplement shall be collectively referred to as the "Lease Agreement."

WHEREAS, pursuant to the Lease Agreement, Lessee agreed to lease from Lessor one
(1) Boeing Model 737-25A aircraft bearing manufacturer's serial number 23791 (the "Aircraft") for a term of ninety-six (96) months;

WHEREAS, Lessee desires to extend the lease Expiration Date from December 1, 2003 to February 1, 2004 and Lessor is willing to agree to this extension; and

WHEREAS, the parties hereto further desire to amend the Lease Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

Except as otherwise defined in this Agreement the capitalized terms used herein shall have the meanings attributed thereto in the Lease Agreement.

SECTION 2. AMENDMENTS

The Lease Agreement is hereby amended in the following manner:

     2.1 Section 4.(a)(i) entitled "Basic Rent" is hereby deleted in its entirety and the following is inserted in lieu thereof:

     "(i) BASIC RENT: The Basic Rent as set forth on Exhibit C-1 hereto throughout the Term hereof, payable in consecutive installments in arrears on each Basic Rent Payment Date."

     2.2 Exhibit C-1 definition "Basic Rent" is hereby deleted in its entirety and the following is inserted in lieu thereof:

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     2.3 Exhibit C-1 definition "Casualty Value" is hereby deleted in its entirety and the following is inserted in lieu thereof:

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     2.4 Exhibit C-1 definition "Security Deposit" is hereby deleted in its entirety and the following is inserted in lieu thereof:

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     2.5 Exhibit C-1 definition "Security Letter of Credit" is hereby deleted in its entirety.

     2.6 Exhibit D, Article 3 is hereby deleted in its entirety and revised to reflect the new expiration date of February 1, 2004. The following is inserted in lieu thereof:

     "3. The term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be February 1, 2004."

SECTION 3. TRANSFER OF PAYMENTS

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]


SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1 REPRESENTATIONS AND WARRANTIES. Lessee hereby repeats the representations and warranties in Section 3 of the Lease Agreement as if made with reference to the facts and circumstances existing as at the date hereof and as if the references in such representations and warranties to this Agreement refer not to the Lease but rather to the Lease Agreement as amended by this Agreement.

SECTION 5. CONDITIONS PRECEDENT

     This Agreement is subject to the satisfaction of each of the following conditions or receipt of documents by Lessor, each in form and substance satisfactory to Lessor:

     5.1 CORPORATE ACTION. Lessee, must have furnished to Lessor satisfactory proof that Lessee has taken all corporate action necessary to authorize this Agreement.

     5.2 OPINION OF COUNSEL. Lessor shall have received a legal opinion from Lessee's counsel in form and substance satisfactory to Lessor and confirming, INTER ALIA, that this Agreement has (i) been duly signed and delivered on behalf of Lessee, (ii) that the representations, warranties and covenants of Lessee set forth in this Agreement are valid and legally binding obligations of Lessee, enforceable in accordance with their respective terms in the jurisdictions in which the Aircraft will be registered, operated and located; (iii) this Agreement and all other necessary documents have been, or will be, duly filed, registered and recorded as necessary with the aviation or other comparable authority in all places as may be necessary and all other action has been taken to fully protect Lessor's title to the Aircraft against all persons whomsoever (specifying in such opinion the location and nature of all such filings, registrations or recordings); (iv) upon termination of the Lease Agreement for any reason, Lessor will be able to promptly take possession of the Aircraft and immediately return the Aircraft to facilities in the United States designated by Lessor in a manner satisfactory to Lessor.

     5.3 APPROVAL OF LESSOR'S COUNSEL. All documents incident to this transaction will satisfactory to counsel for Lessor.

     5.4 ADDITIONAL INFORMATION. Lessee must have furnished Lessor with any other opinions, documents, evidence, materials and information as Lessor may reasonably request.

     5.5 ENGLISH. All certificates, opinions, statements, evidence, proof, documents, materials and information required under this Section must be furnished in English.

     5.6 INSURANCE. Lessee must have furnished to Lessor certificates of insurance evidencing the insurance required under the Lease as extended hereby.

SECTION 6. CONDITIONS SUBSEQUENT

     6.1 RECORDATION. Immediately following execution of this Agreement by Lessor and Lessee, the Agreement will be filed for recordation by Lessee with the FAA, and all other necessary action will be taken by Lessee to fully protect the title of Lessor in the Aircraft. Lessee agrees that failure to effect such filings, registrations and/or recordations as of the date falling 2 weeks after execution by the last party to execute this Agreement shall constitute an "Event of Default" under the Lease Agreement and Lessor shall have the right to exercise all remedies available to it under Section 13 of the Lease Agreement with respect to such Event of Default.

SECTION 7. MISCELLANEOUS

     7.1 HEADINGS. The section and paragraph headings in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     7.2 CHOICE OF LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     7.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by and against, the parties hereto and their respective successors and permitted assigns.

     7.5 EFFECT OF AGREEMENTS. Except as expressly amended hereby, the Lease Agreement is and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                     BOEING CAPITAL CORPORATION

                                     By:  /s/ [ILLEGIBLE]
                                         -------------------------------

                                     Its: Vice President
                                         -------------------------------


                                     ALOHA AIRLINES, INC.


                                     By:
                                         -------------------------------

                                     Its:
                                         -------------------------------


                                     By:
                                         -------------------------------

                                     Its:
                                         -------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                     BOEING CAPITAL CORPORATION

                                     By:
                                         -------------------------------

                                     Its:
                                         -------------------------------


                                     ALOHA AIRLINES, INC.

                                     By:  /s/ Brenda F. Cutwright
                                         -------------------------------
                                          BRENDA F. CUTWRIGHT

                                     Its: EXECUTIVE VICE PRESIDENT & CFO
                                         -------------------------------

                                     By:  /s/ James M. King
                                         -------------------------------
                                          JAMES M. KING

                                     Its: SENIOR VICE PRESIDENT PLANNING
                                          AND BUSINESS DEVELOPMENT
                                         -------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                     BOEING CAPITAL CORPORATION

                                     By:  /s/ [ILLEGIBLE]
                                         -------------------------------

                                     Its: Vice President
                                         -------------------------------


                                     ALOHA AIRLINES, INC.


                                     By:
                                         -------------------------------

                                     Its:
                                         -------------------------------


                                     By:
                                         -------------------------------

                                     Its:
                                         -------------------------------


                                     Page 5